   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 2007

                                             SECURITIES ACT FILE NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

[ ]   PRE-EFFECTIVE AMENDMENT NO.
[ ]   POST-EFFECTIVE AMENDMENT NO.

                        (Check appropriate box or boxes)

                             ---------------------

                          VAN KAMPEN SERIES FUND, INC.
    (Exact Name of Registrant as Specified in Certificate of Incorporation)

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (212) 296-6990
                        (Area Code and Telephone Number)

                             ---------------------

                             AMY R. DOBERMAN, ESQ.
                               MANAGING DIRECTOR
                          VAN KAMPEN INVESTMENTS INC.
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                    (Name and Address of Agent for Service)

                                   COPIES TO:

                            CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this registration statement becomes effective. It is proposed that this filing will become effective on December 28, 2007 pursuant to Rule 488.

     Title of securities being registered: shares of common stock, par value $0.001 per share. The Registrant has registered an indefinite number of shares of common stock based on Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 33-51294 and 811-7140). No filing fee is due herewith because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     - Questions and Answers to Shareholders of Van Kampen Select Growth Fund

     - Notice of Special Meeting of Shareholders of Van Kampen Select Growth
       Fund

     - Prospectus/Proxy Statement regarding the proposed Reorganization of Van Kampen Select Growth Fund into Van Kampen Equity Growth Fund

     - Statement of Additional Information regarding the proposed Reorganization of Van Kampen Select Growth Fund into Van Kampen Equity Growth Fund

     - Part C Information

     - Exhibits

                              --  JANUARY 2008  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      TO SHAREHOLDERS OF
          VAN KAMPEN SELECT GROWTH FUND
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
       Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q
       WHY IS A SHAREHOLDER MEETING BEING HELD?
A      You are being asked to
approve a reorganization (the "Reorganization") of Van Kampen Select Growth Fund (the "Target Fund") into Van Kampen Equity Growth Fund (the "Acquiring Fund"), a Fund that pursues a similar investment objective and principal investment strategies as the Target Fund.

If the proposed Reorganization is approved and completed, an account will be set up in your name and you will become a shareholder of the Acquiring Fund and the Target Fund will be dissolved.

Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and a more complete description of the Acquiring Fund.
Q
       WHY IS THE REORGANIZATION BEING RECOMMENDED?
A      After careful consideration, the
Board of Trustees of the Target Fund has determined that the Reorganization will benefit the Target Fund's shareholders and recommend that you cast your vote "FOR" the proposed Reorganization. The Target Fund and the Acquiring Fund are similar; each Fund pursues a similar investment objective and invests in similar portfolio securities. The purposes of the proposed Reorganization are to permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the larger net asset size of the combined fund and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.
Q
       HOW WILL THE REORGANIZATION AFFECT ME?
A      Assuming shareholders
approve the proposed Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, an account will be set up in your name and you will receive shares of the Acquiring Fund and the Target Fund will dissolve. The value of the shares of the Acquiring Fund you receive in the Reorganization will equal the value of the shares of the Target Fund you own immediately prior to the Reorganization.
Q
       WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A      You will pay no sales load
or commission in connection with the Reorganization. As more fully discussed in the Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the Acquiring Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.
Q
       WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?
A      If the Reorganization is
approved, an account will be set up in your name and your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund as your class of shares of the Target Fund. Holders of Class A Shares of the Target Fund will receive Class A Shares of the Acquiring Fund; holders of Class B Shares of the Target Fund will receive Class B Shares of the Acquiring Fund; holders of Class C Shares of the Target Fund will receive Class C Shares of the Acquiring Fund; and holders of Class I Shares of the Target Fund will receive Class I Shares of the Acquiring Fund. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).
Q
       WILL I HAVE TO PAY ANY U.S. FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?
A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss upon receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for shares of the Acquiring Fund or as a result of its liquidation. Shareholders of the Target Fund should consult their own tax advisers regarding the specific U.S. federal income tax consequences of the Reorganization.
Q
       WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE TARGET FUND BEFORE THE REORGANIZATION TAKES PLACE?
A      If you choose to redeem or
exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, and any applicable contingent deferred sales charges will be applied.

Q
       WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL SHAREHOLDER MEETING?
A      The expenses related to the
Reorganization, including the costs of the special meeting of shareholders of the Target Fund, will be allocated to the Target Fund based on the expected benefits to the Target Fund as a result of the Reorganization. Because Van Kampen Asset Management, the investment adviser to each Fund (the "Adviser"), is currently voluntarily waiving fees and/or reimbursing expenses to the Target Fund, it is expected that all such expenses of the Reorganization will ultimately be borne by the Adviser.
Q
       HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this proxy statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q
       WHOM DO I CONTACT FOR FURTHER INFORMATION?
A      You can contact your financial
adviser for further information. You may also call Van Kampen's Client Relations Department at 1-800-231-2808 or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the reorganization issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
                         VAN KAMPEN SELECT GROWTH FUND

                        SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization.

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                SAMPLE

                         VAN KAMPEN SELECT GROWTH FUND
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                                 (800) 231-2808

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 4, 2008

  A special meeting of shareholders of Van Kampen Select Growth Fund (the "Target Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on March 4, 2008 at 9:30 a.m. central time for the following purposes:

  1. To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Van Kampen Equity Growth Fund (the "Acquiring Fund") in exchange for Class A, B, C and I Shares of the Acquiring Fund, (ii) distribute such Class A, B, C and I Shares to its shareholders and (iii) be dissolved.

  2. To transact such other business as may properly be presented at the special meeting or any adjournment thereof.

  Shareholders of record as of the close of business on January 4, 2008 are entitled to vote at the special meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF THE TARGET FUND (THE "BOARD") REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE:

         FOR THE PROPOSED REORGANIZATION AS DESCRIBED IN THE PROSPECTUS/ PROXY STATEMENT.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.
                                       For the Board of Trustees
                                       of Van Kampen Select Growth Fund,

                                       Stefanie V. Chang Yu
                                       Vice President and Secretary

December 28, 2007
                             ---------------------

                            YOUR VOTE IS IMPORTANT.
        PLEASE RETURN YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS
                   BY TELEPHONE OR VIA THE INTERNET PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS/PROXY STATEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                SUBJECT TO COMPLETION -- DATED NOVEMBER 13, 2007

                           PROSPECTUS/PROXY STATEMENT

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                         VAN KAMPEN SELECT GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                         VAN KAMPEN EQUITY GROWTH FUND

                                522 FIFTH AVENUE

                            NEW YORK, NEW YORK 10036

                                 (800) 231-2808

  This Prospectus/Proxy Statement is furnished to you as a shareholder of Van Kampen Select Growth Fund (the "Target Fund"). A special meeting of shareholders of the Target Fund will be held on March 4, 2008 to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If shareholders are unable to attend the special meeting or any adjournment thereof (the "Meeting"), the Board of Trustees of the Target Fund (the "Board") requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet.

  The purposes of the Meeting are:

  1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Van Kampen Equity Growth Fund (the "Acquiring Fund") in exchange for Class A, B, C and I Shares of the Acquiring Fund,
     (ii) distribute such Class A, B, C and I Shares to its shareholders and
     (iii) be dissolved (collectively, the "Reorganization").

  2. To transact such other business as may properly be presented at the Meeting.

  The Acquiring Fund and the Target Fund are sometimes referred to herein individually as a "Fund" or collectively as the "Funds." The Acquiring Fund is organized as a series of Van Kampen Series Fund, Inc. (the "Series Fund"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Target Fund is organized as a series of Van Kampen Equity Trust (the "Equity Trust"), an open-end investment company registered under the 1940 Act.

  The Board has approved the Reorganization, subject to approval by the Target Fund's shareholders. Each Fund has similar investment objectives and policies.

  If the Target Fund's shareholders approve the Reorganization, then the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will simultaneously issue Class A, B, C and I Shares of the

Acquiring Fund to the Target Fund in an amount equal to the value of the outstanding Class A, B, C and I Shares of the Target Fund. Immediately thereafter, the Target Fund will make liquidating distributions of the exchanged Acquiring Fund Class A, B, C and I Shares to its shareholders. After distributing these shares, the Target Fund will dissolve itself. When the Reorganization is complete, Target Fund shareholders will hold Acquiring Fund shares. The value of the Acquiring Fund shares you receive in the Reorganization will equal the value of the Target Fund shares you own immediately prior to the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies described in this Prospectus/Proxy Statement.

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Acquiring Fund Class A, B, C and I Shares only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated December 28, 2007, relating to this Prospectus/Proxy Statement (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Shares of the Acquiring Fund are subject to two different prospectuses: Acquiring Fund Class A, B and C Shares are subject to one prospectus dated October 31, 2007 and Acquiring Fund Class I Shares are subject to a separate prospectus dated October 31, 2007 (collectively referred to herein as the "Acquiring Fund Prospectus"), which have been filed with the SEC and are incorporated herein by reference. A copy of the relevant Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement. Shares of the Target Fund are subject to two different prospectuses: Target Fund Class A, B and C Shares are subject to one prospectus dated July 31, 2007 (and as currently supplemented) and Target Fund Class I Shares are subject to a separate prospectus dated July 31, 2007 (and as currently supplemented) (collectively referred to herein as the "Target Fund Prospectus"), which have been filed with the SEC and are incorporated herein by reference. A Statement of Additional Information containing additional information about the Acquiring Fund, as well as other series comprising the Series Fund, dated October 31, 2007 (the "Series Fund Statement of Additional Information"), has been filed with the SEC and is incorporated herein by reference. A Statement of Additional Information containing additional information about the Target Fund, dated July 31, 2007 (and as currently supplemented), has been filed with the SEC and is incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the respective Fund as described below. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." In addition, each of the Funds will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request. Copies of each Fund's most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained on a website maintained by Van Kampen Investments Inc. at www.vankampen.com. Requests for documents can also be directed to the Van Kampen Client Relations Department by calling 1-800-231-2808 or by writing to the respective Fund at 1 Parkview Plaza -- Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Proxy material, reports and other information filed by the Funds with the SEC can be reviewed and copied at the SEC's Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

  The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. A REPRESENTATION TO THE CONTRARY IS A CRIME.

  The date of this Prospectus/Proxy Statement is December 28, 2007.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................      5
     The Reorganization.....................................      5
     Background and Reasons for the Reorganization..........      5
COMPARISON OF THE FUNDS.....................................      7
     Investment Objectives and Principal Investment
       Strategies...........................................      7
     Principal Investment Risks.............................      9
     Management of the Funds................................     10
     Advisory and Other Fees................................     11
     Expenses...............................................     14
     Purchase, Valuation, Redemption and Exchange of
       Shares...............................................     17
     Capitalization.........................................     20
     Annual Performance Information.........................     22
     Comparative Performance Information....................     23
     Other Service Providers................................     25
     Governing Law..........................................     25
INFORMATION ABOUT THE REORGANIZATION........................     27
     General................................................     27
     Terms of the Reorganization Agreement..................     28
     Reasons for the Proposed Reorganization................     29
     Material Federal Income Tax Consequences of the
       Reorganization.......................................     30
     Expenses of the Reorganization.........................     32
     Continuation of Shareholder Accounts and Plans; Share
       Certificates.........................................     33
     Legal Matters..........................................     33
     Shareholder Approval...................................     33
OTHER INFORMATION...........................................     34
     Shareholder Information................................     34
     Shareholder Proposals..................................     34
     Solicitation of Proxies................................     34
     Other Matters to Come Before the Meeting...............     35
VOTING INFORMATION AND REQUIREMENTS.........................     35

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Shareholders should read the entire Prospectus/Proxy Statement carefully.

THE REORGANIZATION

  The Board, including the trustees who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement, subject to the Target Fund's shareholder approval. The Reorganization Agreement provides for:

  - the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A, B, C and I Shares of the Acquiring Fund;

  - the distribution of such Acquiring Fund shares to Target Fund shareholders; and

  - the dissolution of the Target Fund.

BACKGROUND AND REASONS FOR THE REORGANIZATION

  The investment objective of the Acquiring Fund is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The investment objective of the Target Fund is to seek capital appreciation. The Target Fund seeks to achieve its investment objective by investing primarily in a portfolio of common stocks and other equity securities of growth companies.

  Thus, each Fund generally seeks capital appreciation by investing primarily in equity securities of growth-oriented companies. The Funds' other investment policies, practices and restrictions are similar, and Van Kampen Asset Management (the "Adviser") is the investment adviser to each Fund. With recent changes made in the portfolio management team of the Target Fund, both Funds are now managed by members of the Adviser's U.S. Growth team. The Acquiring Fund is a series of the Series Fund, a corporation organized under the laws of the State of Maryland, and the Target Fund is a series of the Equity Trust, a statutory trust organized under the laws of the State of Delaware. Each of the Series Fund and the Equity Trust are registered as an open-end investment management investment company.

  The Reorganization would combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Fund's shareholders because it would permit the shareholders of the Target Fund to

(i) achieve certain economies of scale from the larger net asset size of the combined fund and the potentially lower operating expenses (excluding any fee waivers) associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs. The Board has determined that the Reorganization is in the best interests of shareholders of the Target Fund and that the interests of the Target Fund's shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in the Target Fund.

  In determining whether to recommend approval of the Reorganization Agreement to shareholders of the Target Fund, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Fund; (ii) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined fund after the proposed Reorganization; (iii) the comparative investment performance of the Funds; (iv) the future growth and performance prospects of the Target Fund; (v) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Funds' investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; and (ix) the estimated costs of the Reorganization, which will be allocated to the Target Fund, based on the expected benefits to the Target Fund as a result of the Reorganization, and ultimately borne by the Adviser as a result of voluntary fee waivers currently in effect with respect to the Target Fund.

  The Board is asking shareholders of the Target Fund to approve the Reorganization at the Meeting to be held on March 4, 2008. If shareholders of the Target Fund approve the proposed Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about March 20, 2008, but it may be at a different time as described herein.

  THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

  INVESTMENT OBJECTIVES. Each Fund generally seeks to provide shareholders with capital appreciation by investing primarily in equity securities of growth-oriented companies. The Acquiring Fund's investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Target Fund's investment objective is to seek capital appreciation. Under normal market conditions, the Target Fund seeks to achieve its investment objective by investing primarily in a portfolio of common stocks and other equity securities of growth companies.

  The Acquiring Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Acquiring Fund's outstanding voting securities, as defined in the 1940 Act. The Target Fund's investment objective is not a fundamental policy and may be changed by the Board without shareholder approval, but no change is anticipated. If the Target Fund's investment objective changes, the Target Fund will notify its shareholders and such shareholders should consider whether the Target Fund remains an appropriate investment in light of the shareholder's current financial position and needs. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either Fund will achieve its investment objective.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, each Fund generally invests primarily in common stocks of growth-oriented companies. While the Acquiring Fund invests primarily in medium- and large-capitalization companies, the Target Fund may invest in companies of any size. Notwithstanding the foregoing, each Fund is categorized by mutual fund evaluation services as a large capitalization growth fund and each Fund's performance is compared to the Russell 1000 Growth Index. Each Funds' investment adviser uses a "bottom-up" stock selection process that emphasizes the analysis of individual stocks and seeks companies that it believes have the potential for or may be experiencing strong earnings growth.

  While each Fund invests primarily in common stocks, each Fund may also invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock. In addition, the Acquiring Fund may invest up to 25% of its total assets, and the Target Fund may invest a portion or all of its total assets, in securities of foreign issuers. Each Fund may invest in securities of issuers determined by its investment adviser to be in developing or emerging market countries. Each Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). Each Fund may purchase and sell derivative instruments, such as options, futures contracts, options on futures contracts, and forward contracts for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

  Consistent with its name and applicable legal and regulatory requirements, the Acquiring Fund has a non-fundamental investment policy on investing primarily in "equity" securities. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Acquiring Fund's policy in the foregoing sentence may be changed by its board of directors without shareholder approval, but no change is anticipated; if the Acquiring Fund's policy in the foregoing sentence changes, the Acquiring Fund will notify its shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Acquiring Fund remains an appropriate investment in light of the changes.

  Under normal market conditions, each Fund's investment adviser seeks to achieve its investment objective by investing primarily in a portfolio of growth-oriented companies. Each Fund's investment adviser emphasizes a bottom-up stock selection process, seeking attractive growth investments on an individual company basis. In selecting securities for investment, the each Fund's investment adviser seeks those companies with potential for strong free cash flow generation and that the Fund's investment adviser believes are undervalued at the time of purchase. Valuation is viewed in the context of prospects for sustainable earning and cash flow growth. Each Fund generally follows a flexible investment program seeking attractive growth companies on an individual company basis. Fundamental research drives the investment process. Each Fund's investment adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. Each Fund's investment adviser continually and rigorously studies developments, including business strategy, and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow generation. Each Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

  OTHER INVESTMENT POLICIES, PRACTICES AND RESTRICTIONS. Each Fund may engage in repurchase agreements for cash management purposes. Each Fund may invest up to 15% of its respective net assets in illiquid securities and certain restricted securities. When market conditions dictate a more defensive investment strategy, each Fund may on a temporary basis hold cash or invest a portion or all of its assets in money market instruments or other high-quality debt securities; in taking such a defensive position, a Fund would temporarily not be pursuing and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

  Given the similarity of investment objectives and principal investment strategies of the Funds, the Funds are subject to similar principal investment risks (which are described in more detail below), including market risk, foreign risks, risks of investing in REITs, risks of using derivative instruments and manager risk.

  MARKET RISK. Market risk is the possibility that the market values of securities owned by a Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

  Each Fund invests in growth-oriented equity securities. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of each Fund's investments will vary and at times may be lower or higher than that of other types of investments.

  FOREIGN RISKS. Because each Fund may own securities of foreign issuers, the Funds are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including greater investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, greater uncertainty because of such countries' economic dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions and greater delays and disruptions in settlement transactions.

  RISK OF INVESTING IN REITS. Investing in REITs makes each Fund more susceptible to risk associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investment in REITs may involve duplication of management fees and certain other expenses.

  RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

  MANAGER RISK. As with any managed fund, each Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and each Fund's performance may lag behind that of similar funds.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The board of trustees/directors of each Fund is responsible for the overall supervision of the operations of each Fund and performs the various duties imposed on the trustees/directors of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The Adviser is the investment adviser for each Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing
institutional portfolios and has more than $    billion under management or
supervision as of November 30, 2007. Van Kampen is an indirectly wholly owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and and wealth management services. The principal office address of the Adviser and Van Kampen is 522 Fifth Avenue, New York, New York 10036.

  PORTFOLIO MANAGEMENT. Each Fund is managed by members of the Adviser's U.S. Growth team. The U.S. Growth team consists of portfolio managers and analysts.

  Current members of the team jointly and primarily responsible for the day-to-day management of the Target Fund's portfolio are Kristian Heugh and Alexander Umansky, each an Executive Director of the Adviser.

  Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001 and began managing the Target Fund in September 2007. Mr. Umansky has been associated with the Adviser in an investment management capacity since 1996 and began managing the Target Fund in September 2007.

  Current members of the team jointly and primarily responsible for the day-to-day management of the Acquiring Fund's portfolio are Kristian Heugh, Executive

Director of the Adviser, Dennis P. Lynch and David S. Cohen, each a Managing Director of the Adviser, and Sam Chainani, Alexander T. Norton and Alexander Umansky, each an Executive Director of the Adviser.

  Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001 and joined the team that manages the Acquiring Fund in June 2006. Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and joined the team that manages the Acquiring Fund in June 2004. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and joined the team that manages the Acquiring Fund in June 2004. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996 and joined the team that manages the Acquiring Fund in June 2004. Mr. Norton has been associated with the Adviser in a research capacity since 2000 and joined the team that manages the Acquiring Fund in July 2005. Mr. Umansky has been associated with the Adviser in an investment management capacity since 1996 and began managing the Acquiring Fund in September 2007.

  Mr. Heugh is the lead manager of each Fund and is responsible for the execution of the overall strategy of each Fund.

  Each Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each Fund.

  The composition of the team may change without notice from time to time.

ADVISORY AND OTHER FEES

  Under an investment advisory agreement between the Adviser and each Fund, each Fund pays the Adviser a monthly fee based upon an annual rate applied to the average daily net assets of such Fund. The Acquiring Fund's advisory fee rates are as follows:

ACQUIRING FUND AVERAGE DAILY NET ASSETS                          FEE
---------------------------------------                          ---
First $1 billion............................................    0.500%
Next $1 billion.............................................    0.450%
Next $1 billion.............................................    0.400%
Over $3 billion.............................................    0.350%

  The Target Fund's advisory fee rates are as follows:

TARGET FUND AVERAGE DAILY NET ASSETS                             FEE
------------------------------------                             ---
First $500 million..........................................    0.750%
Next $500 million...........................................    0.700%
Next $1 billion.............................................    0.650%

  During the twelve-months ended September 30, 2007, the contractual advisory fees for the Acquiring Fund were 0.50% of the Acquiring Fund's net assets.

  During the twelve-months ended September 30, 2007, the contractual advisory fees for the Target Fund were 0.75% of the Target Fund's net assets, but the Target Fund paid the Adviser at an effective rate of 0.73% due to a voluntary fee waiver by the Adviser.

  The Adviser retains the right from time to time to waive all or a portion of its management fee or to reimburse a Fund for all or a portion of its other expenses. Any fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time; however, the Adviser has agreed to waive or reimburse a portion of the Acquiring Fund's management fees and other expenses so that for at least one year following the Reorganization the Acquiring Fund's total operating expenses as a percentage of average daily net assets do not exceed the Acquiring Fund's total operating expenses as a percentage of average daily net assets immediately prior to the closing of the Reorganization (as of September 30, 2007, such total operating expenses were 1.22% with respect to Class A Shares, 1.97% with respect to Class B Shares, 1.97% with respect to Class C Shares and 0.97% with respect to Class I Shares). For a complete description of each Fund's advisory services, see the section of each Fund's prospectus entitled "Investment Advisory Services" and the section of each Fund's Statements of Additional Information entitled "Investment Advisory Agreements."

  The total operating expenses of the Target Fund for the twelve-months ended September 30, 2007, were 1.66% of the average daily net assets for Class A Shares, 2.41% for Class B Shares, 2.41% for Class C Shares and 1.41% for Class I Shares. The Adviser is currently voluntarily waiving fees and/or reimbursing expenses to the Target Fund for all expenses as a percentage of average daily net assets in excess of 1.50% with respect to Class A Shares, 2.25% with respect to Class B Shares, 2.25% with respect to Class C Shares and 1.00% with respect to Class I Shares. Such fee waiver and/or expense reimbursements may be discontinued by the Adviser at any time. There can be no assurance that any waivers or reimbursements will continue for the Target Fund if the Reorganization is not completed.

  The total operating expenses of the Acquiring Fund for the twelve-months ended September 30, 2007 were 1.22% of the average daily net assets for Class A Shares, 1.97% for Class B Shares, 1.97% for Class C Shares and 0.97% for Class I Shares.

  The total operating expenses of the Acquiring Fund (currently and on a pro forma basis) are less than those of the Target Fund, whether including or excluding any voluntary fee waivers or expense reimbursements from the Adviser.

  The Funds have adopted substantially similar distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have also adopted substantially similar service plans (the "Service Plans"). Each Fund can pay up to 0.25% of their respective average daily net assets attributable to Class A Shares for distribution-related expenses and for the provision of ongoing services to shareholders. Each Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B Shares or Class C Shares for reimbursement of certain distribution-related expenses. In addition, each Fund can pay up to 0.25% of the respective average daily net assets attributable to Class B Shares or Class C Shares for the provision of ongoing services to shareholders. Class I Shares are not subject to a Distribution Plan or Service Plan and the Funds do not pay any percentage of their assets attributable to Class I Shares for distribution-related expenses or for the provision of ongoing services to shareholders. The distributor of each Fund's shares is Van Kampen Funds Inc. (the "Distributor"), a subsidiary of Van Kampen, which is located at 522 Fifth Avenue, New York, New York 10036. For a complete description of these arrangements with respect to each Fund, see the section of each Fund's prospectus entitled "Purchase of Shares" and the section of each Fund's Statement of Additional Information entitled "Distribution and Service."

EXPENSES

  The table below sets forth the fees and expenses, including shareholder transaction expenses and annual fund operating expenses, that investors may pay to buy and hold shares of each of the Target Fund and the Acquiring Fund, including (i) the fees and expenses paid by the Target Fund for the twelve-month period ended September 30, 2007, (ii) the fees and expenses paid by the Acquiring Fund for the twelve-month period ended September 30, 2007, and (iii) pro forma fees and expenses for the Acquiring Fund for the twelve-month period ended September 30, 2007 assuming the Reorganization had been completed as of the beginning of such period.

                                            CLASS A SHARES                      CLASS B SHARES
                                   --------------------------------    --------------------------------
                                                             Pro                                 Pro
                                         Actual             Forma            Actual             Forma
                                   -------------------    ---------    -------------------    ---------
                                   TARGET    ACQUIRING    ACQUIRING    TARGET    ACQUIRING    ACQUIRING
                                    FUND       FUND         FUND        FUND       FUND         FUND
                                   ------    ---------    ---------    ------    ---------    ---------
Shareholder Fees
(fees paid directly from your
investment)
  Maximum sales charge (load)
    imposed on purchases (as a
    percentage of offering
    price).......................   5.75%(1)   5.75%(1)     5.75%(1)     None       None         None
  Maximum deferred sales charge
    (as a percentage of the
    lesser of the original
    purchase price or redemption
    proceeds)....................    None(2)    None(2)      None(2)    5.00%(3)   5.00%(3)     5.00%(3)
  Redemption Fee(5)..............   2.00%      2.00%        2.00%       2.00%      2.00%        2.00%
  Exchange Fee(5)................   2.00%      2.00%        2.00%       2.00%      2.00%        2.00%
  Account Maintenance (Low
    Balance) Fee (for Accounts
    and $750)(6).................  $12/yr     $12/yr       $12/yr      $12/yr     $12/yr       $12/yr
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management fees(7).............   0.75%      0.50%        0.50%       0.75%      0.50%        0.50%
  Distribution and/or service
    (12b-1 fees)(8)..............   0.25%      0.25%        0.25%       1.00%(9)   1.00%(9)     1.00%(9)
  Other expenses(7)..............   0.66%      0.47%        0.51%       0.66%      0.47%        0.51%
                                   ------     ------       ------      ------     ------       ------
    Total annual fund operating
      expenses(7)................   1.66%      1.22%        1.26%       2.41%      1.97%        2.01%

                                            CLASS C SHARES                      CLASS I SHARES
                                   --------------------------------    --------------------------------
                                                             Pro                                 Pro
                                         Actual             Forma            Actual             Forma
                                   -------------------    ---------    -------------------    ---------
                                   TARGET    ACQUIRING    ACQUIRING    TARGET    ACQUIRING    ACQUIRING
                                    FUND       FUND         FUND        FUND       FUND         FUND
                                   ------    ---------    ---------    ------    ---------    ---------
Shareholder Fees
(fees paid directly from your
investment)
  Maximum sales charge (load)
    imposed on purchases (as a
    percentage of offering
    price).......................    None       None         None        None       None         None
  Maximum deferred sales charge
    (as a percentage of the
    lesser of the original
    purchase price or redemption
    proceeds)....................   1.00%(4)   1.00%(4)     1.00%(4)     None       None         None
  Redemption Fee(5)..............   2.00%      2.00%        2.00%       2.00%      2.00%        2.00%
  Exchange Fee(5)................   2.00%      2.00%        2.00%       2.00%      2.00%        2.00%
  Account Maintenance (Low
    Balance) Fee (for Accounts
    and $750)(6).................  $12/yr     $12/yr       $12/yr        None       None         None
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management fees(7).............   0.75%      0.50%        0.50%       0.75%      0.50%        0.50%
  Distribution and/or service
    (12b-1 fees)(8)..............   1.00%(9)   1.00%(9)     1.00%(9)     None       None         None
  Other expenses(7)..............   0.66%      0.47%        0.51%       0.66%      0.47%        0.51%
                                   ------     ------       ------      ------     ------       ------
    Total annual fund operating
      expenses(7)................   2.41%      1.97%        2.01%       1.41%      0.97%        1.01%

---------------

(1) Reduced on investments of $50,000 or more. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge.

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of purchase.

(3) Class B Shares of each Fund are subject to a contingent deferred sales charge equal to 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year of purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%;
    Year 5 -- 1.50%; Year 6 and after -- 0.00%. Class B Shares of the Acquiring Fund received by shareholders in the Reorganization will be subject to the deferred sales charge schedule imposed by the Target Fund. The holding period of Class B Shares of the Acquiring Fund received by shareholders in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the respective Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the respective Target Fund.

(4) Class C Shares of each Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which charge is reduced to zero thereafter. The holding period of Class C Shares of the Acquiring Fund received by shareholders in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the respective Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the respective Target Fund.

(5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase.

(6) See "Purchase of Shares -- How to Buy Shares" in each Fund's prospectus for a description of the fee, including expenses.

(7) The Adviser is currently waiving or reimbursing a portion of the Target Fund's management fees and other expenses such that the annual total fund operating expenses (on annualized basis) were 1.50% for Class A Shares, 2.25% for Class B Shares, 2.25% for Class C Shares and 1.00% for Class I Share. This fee waiver or expense reimbursement generally can be terminated at any time. The Adviser has agreed to waive or reimburse a portion of the Acquiring Fund's management fees and other expenses so that for at least one year following the Reorganization the Acquiring Fund's total operating expenses as a percentage of the average daily net assets do not exceed the Acquiring Fund's total operating expenses as a percentage of average daily net assets immediately prior to the closing of the Reorganization (as of September 30, 2007, such total operating expenses were 1.22% with respect to Class A Shares, 1.97% with respect to Class B Shares, and 1.97% with respect to Class C Shares and .97% with respect to Class I Shares).

(8) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares.

(9) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

  EXAMPLES. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in each of the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $10,000 in each Fund for the time periods indicated and contemplate two scenarios: (i) that you redeem all of your shares at the end of those periods and (ii) that you do not redeem your shares at the end of those periods. The example also assumes that your investments have a 5% return each year and that each Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares, which reflect the conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual returns may be higher or lower, based on these assumptions your costs would be:

                                    CLASS A SHARES                   CLASS B SHARES                   CLASS C SHARES
                            ------------------------------   ------------------------------   ------------------------------
                                                    Pro                              Pro                              Pro
                                  Actual           Forma           Actual           Forma           Actual           Forma
                            ------------------   ---------   ------------------   ---------   ------------------   ---------
                            TARGET   ACQUIRING   ACQUIRING   TARGET   ACQUIRING   ACQUIRING   TARGET   ACQUIRING   ACQUIRING
                             FUND      FUND        FUND       FUND      FUND        FUND       FUND      FUND        FUND
                            ------   ---------   ---------   ------   ---------   ---------   ------   ---------   ---------
Total operating expenses
assuming redemption at the
end of the period
  One year................  $  734    $  692      $  696     $  744    $  700      $  704     $  344    $  300      $  304
  Three years.............   1,068       940         952      1,051       918         930        751       618         630
  Five years..............   1,425     1,207       1,227      1,435     1,212       1,233      1,285     1,062       1,083
  Ten years...............   2,427     1,967       2,010      2,561*    2,102*      2,144*     2,746     2,296       2,338
Total operating expenses
assuming no redemption at
the end of the period
  One year................  $  734    $  692      $  696     $  244    $  200      $  204     $  244    $  200      $  204
  Three years.............   1,068       940         952        751       618         630        751       618         630
  Five years..............   1,425     1,207       1,227      1,285     1,062       1,083      1,285     1,062       1,083
  Ten years...............   2,427     1,967       2,010      2,561*    2,102*      2,144*     2,746     2,296       2,338

                                    CLASS I SHARES
                            ------------------------------
                                                    Pro
                                  Actual           Forma
                            ------------------   ---------
                            TARGET   ACQUIRING   ACQUIRING
                             FUND      FUND        FUND
                            ------   ---------   ---------
Total operating expenses
assuming redemption at the
end of the period
  One year................  $  144    $   99      $  103
  Three years.............     446       309         322
  Five years..............     771       536         558
  Ten years...............   1,691     1,190       1,236
Total operating expenses
assuming no redemption at
the end of the period
  One year................  $  144    $   99      $  103
  Three years.............     446       309         322
  Five years..............     771       536         558
  Ten years...............   1,691     1,190       1,236

---------------
* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES

  Each Fund offers four classes of shares. The offering price of each Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset value per share for each class of shares of each Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day when the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in that Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Board reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Board. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund's net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore affects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when a Fund's net asset values are calculated, such securities may be valued at their fair value as determined in good faith based in accordance with procedures established by the Board, an effect of which may be to foreclose opportunities available to market timers or short-term traders.

  The Class A Shares of each Fund are subject to an initial sales charge of up to 5.75%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund after the Reorganization will be subject to an initial sales charge of up to 5.75%, excluding Class A Shares purchased through the dividend reinvestment plan. Purchases of Class A Shares of each Fund in amounts of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within eighteen months of purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the Reorganization.

  The Class B Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 5.00%; Year
2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; Year 6 and
after -- None.

  The Class C Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which sales charge is reduced to zero thereafter.

  No contingent deferred sales charge will be imposed on Class B Shares or Class C Shares of the Target Fund in connection with the Reorganization. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time that (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased such shares from any other Van Kampen fund advised by the Adviser or its affiliates and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund.

  Class I Shares of each Fund are not subject to either an initial sales charge or a contingent deferred sales charge. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

  Shares of each Fund may be purchased by check, by electronic transfer, by bank wire or by exchange from certain other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of each Fund, see the sections of each Fund's prospectus entitled "Purchase of Shares" and "Shareholder Services -- Exchange Privilege."

  Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (other than any applicable sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of any Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  The Target Fund has been closed to new investors since October 10, 2007. No further purchases of the shares of the Target Fund may be made by existing shareholders after the date on which the shareholders of the Target Fund approve the Reorganization, and the share transfer books of the Target Fund will be permanently closed as of the Closing Date. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the Closing Date will be fulfilled by the Target Fund. Redemption requests or transfer instructions received by the Target Fund after that date will be treated by each such Fund as requests for the redemption or instructions for the transfer of the shares of the Acquiring Fund credited to the accounts of the shareholders of the Target Fund. Redemption requests or transfer instructions received by the Target Fund after the close of business on the day prior to the Closing Date will be forwarded to the Acquiring Fund. For a complete description of the redemption arrangements for each Fund, see the section of each Fund's prospectus entitled "Redemption of Shares." If the Reorganization is not approved, the Board will then consider reopening the Target Fund to new and/or existing investors.

CAPITALIZATION

  The following table sets forth the capitalization of the Target Fund and the Acquiring Fund, as of September 30, 2007, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

              CAPITALIZATION AS OF SEPTEMBER 30, 2007 (UNAUDITED)

                                              Actual             Pro Forma*
                                     ------------------------    -----------
                                      TARGET       ACQUIRING      ACQUIRING
                                       FUND          FUND           FUND
                                      ------       ---------      ---------
Net assets (in thousands)
  Class A Shares.................    $  31,170    $   207,933    $   239,002
  Class B Shares.................       95,153         74,562        169,408
  Class C Shares.................       21,906         30,116         51,951
  Class I Shares.................           --          1,415          1,415
                                     ---------    -----------    -----------
    Total........................      148,229        314,026        461,776
                                     =========    ===========    ===========
Net asset value per share
  Class A Shares.................    $    6.75    $     13.86    $     13.86
  Class B Shares.................         6.38          13.00          13.00
  Class C Shares.................         6.38          12.97          12.97
  Class I Shares.................           --          13.93          13.93
Shares outstanding (in thousands)
  Class A Shares.................        4,620         15,001         17,243
  Class B Shares.................       14,910          5,736         13,032
  Class C Shares.................        3,432          2,322          4,006
  Class I Shares.................           --            102            102
                                     ---------    -----------    -----------
    Total........................       22,962         23,161         34,383
                                     =========    ===========    ===========
Shares authorized
  Class A Shares.................    Unlimited    375,000,000    375,000,000
  Class B Shares.................    Unlimited    375,000,000    375,000,000
  Class C Shares.................    Unlimited    375,000,000    375,000,000
  Class I Shares.................    Unlimited    375,000,000    375,000,000

---------------

* Reflects a non-recurring cost associated with the Reorganization of approximately $479,000 to be allocated to the Target Fund. See "Information About the Reorganization -- Expenses of the Reorganization" for additional information.

  The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 2,242,000 Class A Shares, 7,296,000 Class B Shares, and 1,684,000 Class C Shares, reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate value of the shares that a Target Fund shareholder receives in the Reorganization will equal the aggregate value of the Target Fund shares owned immediately prior to the Reorganization. It is not anticipated that the Acquiring Fund will sell assets of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

ANNUAL PERFORMANCE INFORMATION

  The following chart shows the annual returns of each Fund's Class A Shares for the calendar years indicated. The table only reflects full calendar year information. The Target Fund commenced operations on June 26, 2000, thus the first full calendar year of operations was in 2001. The Acquiring Fund commenced operations on May 28, 1998, thus the first full calendar year of operations was in 1999. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower.

[BAR GRAPH]

                                                                       ACQUIRING FUND                      TARGET FUND
                                                                       --------------                      -----------
1999                                                                        38.34
2000                                                                       -12.26
2001                                                                       -15.40                             -37.94
2002                                                                       -28.38                             -27.81
2003                                                                        23.63                              27.32
2004                                                                         6.85                               9.87
2005                                                                        14.99                               5.27
2006                                                                         5.76                               5.38

  The Target Fund's return for the nine-month period ended September 30, 2007 for Class A Shares was 18.84 %. The Acquiring Fund's return for the nine-month period ended September 30, 2007 for Class A Shares was 17.86 %. As a result of market activity, current performance may vary from the figures shown.

  During the entire period shown in the chart, the Adviser has been the investment adviser to both Funds; however, the Adviser's U.S. Growth team began managing the Acquiring Fund in June 2004 and began managing the Target Fund in September 2007.

  During its six-year period shown in the bar chart, the Target Fund's highest quarterly return for Class A Shares was 12.92% (for the quarter ended December 31, 2001) and its lowest quarterly return for Class A Shares was -29.50% (for the quarter ended March 31, 2001). During its eight-year period shown in the bar chart, the Acquiring Fund's highest quarterly return for Class A Shares was 21.41% (for the quarter ended December 31, 1999) and its lowest quarterly return for Class A Shares was -18.38 % (for the quarter ended March 31, 2001).

  The annual returns for each Fund's Class B Shares, Class C Shares and Class I Shares would be substantially similar to those shown for Class A Shares because all of each Fund's shares are invested in the same respective portfolio of securities; however, the actual annual returns for Class B Shares and Class C Shares would be lower than, and the actual annual returns for Class I Shares would be higher than, the annual returns shown for each Fund's Class A Shares because of differences in expenses borne by each class of shares.

COMPARATIVE PERFORMANCE INFORMATION

  As a basis for evaluating each Fund's performance and risks, the following tables show how each Fund's performance compares with a broad-based market index that the Adviser believes is an appropriate benchmark for such Fund. Each Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

  In addition to before-tax returns for each class of shares, the table also shows after-tax returns for each Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for each Fund's Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

  Average annual total returns are shown below for each class of shares for each Fund for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance (before and after taxes) of a Fund is not indicative of its future performance.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                       TARGET FUND                       ACQUIRING FUND
                                                              -----------------------------      ------------------------------
                                                              PAST 1    PAST 5      SINCE        PAST 1     PAST 5      SINCE
                                                               YEAR     YEARS     INCEPTION       YEAR      YEARS     INCEPTION
                                                              ------    ------    ---------      ------     ------    ---------
CLASS A SHARES
  Return Before Taxes.......................................  -0.70%    1.09%      -9.15%(1)      -0.34%     1.64%      2.28%(2)
  Return After Taxes on Distributions.......................  -0.70%    1.09%      -9.15%(1)      -0.34%     1.64%      1.96%(2)
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................  -0.45%    0.93%      -7.42%(1)      -0.22%     1.40%      1.81%(2)
CLASS B SHARES
  Return Before Taxes.......................................  -0.36%    1.22%      -9.00%(1)      -0.15%     1.81%      2.28%(2)(a)
CLASS C SHARES
  Return Before Taxes.......................................   3.64%    1.51%      -9.00%(1)       3.83%     2.18%      2.28%(2)
RUSSELL 1000 GROWTH INDEX*..................................   9.07%    2.69%      -5.59%(1)       9.07%     2.69%      1.53%(2)
CLASS I SHARES
  Return Before Taxes.......................................     N/A(b)   N/A(b)      N/A(b)       5.93%       N/A(c)  11.89%(3)
RUSSELL 1000 GROWTH INDEX*..................................     N/A      N/A         N/A          9.07%       N/A      8.60%(3)

---------------
Return information is provided since: (1) 6/26/00, (2) 5/28/98, (3) 8/12/05.

N/A -- Not applicable.

* The Russell 1000(R) Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. incorporated companies.
(a) The "Since Inception" performance for Class B Shares of the Acquiring Fund reflects the conversion of such Shares into Class A Shares of the Acquiring Fund eight years after the end of the calendar month in which the shares were purchased.
(b) Class I Shares of the Target Fund had not commenced investment operations as of December 31, 2006 and therefore do not have a full calendar year of return information to report.
(c) Class I Shares of the Acquiring Fund commenced investment operations as of August 12, 2005 and therefore do not have five full calendar years of return information to report.

OTHER SERVICE PROVIDERS

  The transfer agent for each Fund is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen, which is located at 522 Fifth Avenue, New York, New York 10036. The independent registered public accounting firm for the Acquiring Fund is Deloitte & Touche LLP. The independent registered public accounting firm for the Target Fund is Ernst & Young LLP. The custodian for each Fund is State Street Bank and Trust Company.

GOVERNING LAW

  The Acquiring Fund is a series of the Series Fund, a corporation organized under the laws of the State of Maryland. The Target Fund is a series of the Equity Trust, a statutory trust organized under the laws of the State of Delaware. While Maryland corporate law contains many provisions specifically applicable to management investment companies and Delaware statutory trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the Funds' organizational documents contain certain differences summarized below. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

  Consistent with Maryland law, the Fund has authorized a specific number of shares, although the organizational documents of the Fund authorize its board of directors to increase or decrease the authorized number of shares, from time to time, as it considers necessary. Consistent with Delaware law, the Target Fund has authorized the issuance of an unlimited number of shares. Each of the Fund's organizational documents allow each Fund's board of trustees/directors to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

  In general, the rights associated with common shares of beneficial interest of the Target Fund are similar to the rights associated with shares of common stock of the Acquiring Fund. An area of potential difference is that, although shareholders of a Delaware statutory trust generally are not personally liable for obligations of the trust under Delaware law (Delaware law provides that shareholders of a Delaware statutory trust should be entitled to the same limitation of liability as shareholders of private, for-profit corporations), similar statutory or other authority limiting statutory trust shareholder liability does not apply in many other states, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, the Target Fund's organizational documents (i) contain an express disclaimer of shareholder liability for acts or obligations of the Target Fund and require notice of such disclaimer in each agreement, obligation or instrument entered into by the trust and

(ii) provide for shareholder indemnification out of the series or Fund if any shareholder is held personally liable for the obligations of the Target Fund. The Adviser of the Target Fund believes the risk of liability to a shareholder beyond his or her investment is remote.

  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that (i) the dividends a shareholder receives exceed the amount which properly could have been paid under Maryland law, (ii) the consideration paid to a shareholder by the Maryland corporation for stock was paid in violation of Maryland law or (iii) a shareholder otherwise receives any distribution, payment or release which exceeds the amount which a shareholder could properly receive under Maryland law.

  Neither Fund is required, and neither Fund anticipates, holding annual meetings of its shareholders. Each Fund has certain mechanics whereby shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by their board of trustees/directors.

  The business of each Fund is supervised by the respective board of trustees/directors of such Fund. The board of each Fund consists of the same members. The responsibilities, powers and fiduciary duties of directors under Maryland law are substantially the same as those for trustees under Delaware law. For the Target Fund and the Acquiring, director/trustee vacancies may be filled by approval of a majority of the directors/trustees then in office subject to provisions of the 1940 Act. Directors/trustees terms are until the later of the election of such person's successor or resignation or removal. Each Fund has the same mandatory retirement age provisions for directors/trustees. Directors of the Acquiring Fund may be removed with or without cause by vote of a majority of the shares present or in person at a meeting. Trustees of the Target Fund may be removed with or without cause by vote of two-thirds of the shares then outstanding or by vote of two-third's of the number of trustees prior to such removal.

  The foregoing is only a summary of certain differences between the Acquiring Fund under Maryland law and the Target Fund under Delaware law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Each Fund's organizational documents are filed as part of each Fund's registration statements with the SEC, and shareholders may obtain copies of such documents as described on page 2 of this Prospectus/Proxy Statement.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B, C and I Shares of the Acquiring Fund. The Acquiring Fund Class A, B, C and I Shares issued to the Target Fund will have an aggregate value equal to the aggregate value of the Target Fund shares immediately prior to the Reorganization. Upon receipt by the Target Fund of the Acquiring Fund Class A, B, C and I Shares, the Target Fund will distribute the shares to Target Fund shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

  The Target Fund will distribute the Acquiring Fund Class A, B, C and I Shares received by it pro rata to its Target Fund shareholders of record in exchange for their shares in the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of Target Fund shareholders and transferring to those shareholder accounts the Acquiring Fund Class A, B, C and I Shares previously credited on those books to the accounts of the Target Fund shareholders. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective pro rata number of Acquiring Fund Class A, B, C and I Shares due such shareholder.

  Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Acquiring Fund Class A, B, C and I Shares that would have an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder's Target Fund shares immediately prior to the Closing Date. The interests of each of the Target Fund's shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in the separate Funds.

  No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of Acquiring Fund Class A, B, C and I Shares in the Reorganization.

  Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization Statement of Additional Information.

  Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the Closing Date in exchange for Class A, B, C and I Shares of the Acquiring Fund.

  Subject to the Target Fund's shareholders approving the Reorganization, the Closing Date will be within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

  On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A, B, C and I Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

  The Target Fund expects to distribute the Class A, B, C and I Shares of the Acquiring Fund to its shareholders promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the Board.

  The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

  - the approval of the Reorganization by the Target Fund's shareholders;

  - the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  - the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

  - the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

  - the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

  - the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization (as further described herein under the heading "Material Federal Income Tax Consequences of the Reorganization").

  The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Target Fund's shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

  The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund's shareholders (as described more fully in "Reasons for the Proposed Reorganization" below) and that the interests of the Target Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

  The Board, based upon its evaluation of all relevant information, has determined that the Reorganization will benefit Target Fund shareholders in several ways. The Board believes that the Reorganization would permit the Target Fund's shareholders to (i) achieve certain economies of scale from the combined Fund's larger net asset size upon consummation of the Reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

  The Board believes that combining the Target Fund's assets with the assets of the Acquiring Fund should lead to reduced total operating expenses for shareholders of the Target Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders.

  In addition, the Board believes that consolidating the Target Fund with the Acquiring Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the Target Fund with the Acquiring Fund should promote more efficient operations on a more cost-effective basis.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Fund ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the U.S. federal income tax consequences of the respective Reorganization can be summarized as follows:

  - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund Class A, B, C and I Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, and the subsequent liquidation of the Target Fund.

  - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its Class A, B, C and I Shares of the Target Fund solely for, respectively, Class A, B, C and I Shares of the Acquiring Fund pursuant to the Reorganization.

  - The aggregate tax basis of the Acquiring Fund Class A, B, C and I Shares received by a Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of, respectively, Class A, B, C and I Shares of the Target Fund surrendered in exchange therefor.

  - The holding period of the Acquiring Fund Class A, B, C and I Shares received by a Target Fund shareholder pursuant to the Reorganization will include the holding period of, respectively, Class A, B, C and I Shares of the Target Fund surrendered in exchange therefor.

  - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.

  The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to registered investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

  Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

  The Acquiring Fund will succeed to the capital loss carryforwards of the Target Fund, which will be subject to the limitations described below. Both the Acquiring Fund and the Target Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, the Target Fund will undergo an "ownership change" for tax purposes (because the Target Fund is significantly smaller than the Acquiring Fund), and accordingly, the capital loss carryforwards of the Target Fund (and certain "built-in losses") will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of the Target Fund immediately prior to the ownership change and an interest rate established by the IRS for the month of the Closing Date in 2008 (for example, such rate is 4.49% for November, 2007)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. Acquiring Fund's capital loss carryforwards should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain "built-in losses") attributable to the other Fund.

EXPENSES OF THE REORGANIZATION

  If the Reorganization is approved by shareholders, the expenses incurred for the Reorganization will be allocated among the Funds and the Adviser based on the anticipated quantifiable benefits to each party, which for the Funds is based on any estimated savings in net operating expenses as shown above in "Comparison of the Funds -- Expenses." The Acquiring Fund is not expected to see a decline in its net operating expenses upon completion of the Reorganization; accordingly, the Acquiring Fund will not pay any expenses associated with the Reorganization. The Adviser has agreed to waive or reimburse a portion of the Acquiring Fund's management fees and other expenses so that for at least one year following the Reorganization the Acquiring Fund's total operating expenses as a percentage of daily net assets do not exceed the Acquiring Fund's total operating expenses as a percentage of daily net assets immediately prior to the closing of the Reorganization (as of September 30, 2007, such total operating expenses were 1.24% with respect to Class A Shares, 1.99% with respect to Class B Shares, 1.99% with respect to Class C Shares and .99% with respect to Class I Shares). It is estimated that the Target Fund will experience a 0.44% decline in its net operating expenses, without giving effect to the voluntary fee waiver currently in effect for the Target Fund or the fee waiver with respect to the Acquiring Fund following the Reorganization, and a 0.28% decline in its net operating expenses, after giving effect to the voluntary fee waiver currently in effect for the Target Fund or the fee waiver with respect to the Acquiring Fund following the Reorganization. Accordingly, the Target Fund will be allocated all of the Reorganization expenses calculated on the basis of its estimated expense savings from the Reorganization over a two year period (a payback period which the Board has determined is reasonable). If the Acquiring Fund's fee waiver is discontinued, or if asset levels decline, the Target Fund's estimated savings may not be achieved. Although the Reorganization expenses are allocated to the Target Fund, as a result of the voluntary fee waiver currently in effect for the Target Fund, it is expected that all expenses of the Reorganization allocated to the Target Fund will ultimately be borne by the Adviser. If the Reorganization is not approved by shareholders of the Target Fund, the Adviser will bear the costs of the proposed Reorganization. Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Boards; all expenses incurred in connection with the preparation of the Reorganization

Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing each Fund's materials for the Board, attending the Funds' Board meetings and preparing the Board minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganization to be approximately $479,000.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Acquiring Fund and the Target Fund are substantially similar. Shareholders of the Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to such Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Acquiring Fund Class A, B, C or I Shares received in the Reorganization through substantially similar plans maintained by the Acquiring Fund.

  It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Class A, B, C and I Shares of the Acquiring Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to each Fund. Wayne W. Whalen, a partner of Skadden Arps, is a director or trustee of each Fund.

SHAREHOLDER APPROVAL

  The Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing a majority of the outstanding shares of the Target Fund. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

                               OTHER INFORMATION

SHAREHOLDER INFORMATION

  At the close of business on January 4, 2007 (the "Record Date"), the Target
Fund had outstanding          Class A Shares,          Class B Shares,
Class C Shares and          Class I Shares. As of the Record Date, the directors
and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A, B, C or I Shares of the Target Fund except as follows:

                                                                  APPROXIMATE
                                                                 PERCENTAGE OF
SHAREHOLDER AND ADDRESS                   CLASS OF SHARES          OWNERSHIP
-----------------------                   ---------------        -------------

  At the close of business on the Record Date, the Acquiring Fund had
outstanding          Class A Shares,          Class B Shares,          Class C
Shares and Class I Shares. As of the Record Date, the directors and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A, B, C or I Shares of the Acquiring Fund except as follows:

                                                                  APPROXIMATE
                                                                 PERCENTAGE OF
SHAREHOLDER AND ADDRESS                   CLASS OF SHARES          OWNERSHIP
-----------------------                   ---------------        -------------


SHAREHOLDER PROPOSALS

  The Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of a Fund should send such proposal to the respective Fund at 1 Parkview Plaza -- Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice
and Prospectus/Proxy Statement with its enclosures on or about January   , 2008.
Shareholders of the Target Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Fund may retain Computershare Fund Services, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies at an estimated cost of
approximately $         . The proxy solicitation expenses are an expense of the
Reorganization and will be allocated proportionately based on the expected benefits of the Reorganization as described herein.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on such proposals, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                      VOTING INFORMATION AND REQUIREMENTS

  The affirmative vote of shareholders representing a majority of the outstanding shares of the Target Fund is required to approve the Reorganization Agreement. The Board has fixed the close of business on January 4, 2008 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Target Fund shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

  Target Fund shareholders may vote by appearing in person at the Meeting, by returning the enclosed proxy ballot or by casting their vote by telephone or internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the Target Fund or by voting in person at the Meeting. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the proposed Reorganization. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the same effect as votes "AGAINST" the Reorganization, since approval of the proposal is based on the affirmative vote of a majority of the total shares outstanding. A majority of the outstanding shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

  If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

                                       Stefanie V. Chang Yu
December 28, 2007                      Vice President and Secretary

                         [VAN KAMPEN INVESTMENTS LOGO]

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                SUBJECT TO COMPLETION DATED -- NOVEMBER 13, 2007

                      STATEMENT OF ADDITIONAL INFORMATION
          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
                         VAN KAMPEN SELECT GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                         VAN KAMPEN EQUITY GROWTH FUND

                            DATED DECEMBER 28, 2008

                             ---------------------

     This Statement of Additional Information is available to the shareholders of Van Kampen Select Growth Fund (the "Target Fund") in connection with proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the Target Fund would be transferred to Van Kampen Equity Growth Fund (the "Acquiring Fund") in exchange for Class A, B, C and I Shares of the Acquiring Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement, dated December 28, 2008, related to the Reorganization (the "Prospectus/Proxy Statement").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza -- Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling 1-800-847-2424.

     The Acquiring Fund will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization.....................................    1
Additional Information About the Funds......................    1
Financial Statements........................................    2
Pro Forma Financial Statements..............................    2
Appendix A: Form of Agreement and Plan of Reorganization....  A-1
Appendix B: Statement of Additional Information of Van
  Kampen Series Fund........................................  B-1
Appendix C: Statement of Additional Information of Van
  Kampen Select Growth Fund.................................  C-1
Appendix D: Pro forma Financial Statements..................  D-1

                            PROPOSED REORGANIZATION

     The shareholders of the Target Fund are being asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B, C and I Shares of the Acquiring Fund,
(ii) distribute such shares to its shareholders and (iii) be dissolved. A form of the Reorganization Agreement is attached hereto as Appendix A.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Incorporated herein by reference in its entirety is the Statement of Additional Information for the Van Kampen Series Fund, Inc. dated October 31, 2007, which has been filed with the Securities and Exchange Commission (the "SEC") and is attached hereto as Appendix B.

     Incorporated herein by reference in its entirety is the Statement of Additional Information for the Target Fund dated July 31, 2007 (and as currently supplemented), which has been filed with the SEC and is attached as Appendix C.

                              FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited annual financial statements including the opinion of the independent registered public accounting firm of the Target Fund, dated March 31, 2007, included as part of the Van Kampen Equity Trust Form N-CSR as filed with the SEC on May 29, 2007, and (ii) the audited annual financial statements, including the opinion of independent registered public accounting firm, of the Acquiring Fund, dated June 30, 2007, included as part of the Van Kampen Series Fund, Inc. Form N-CSR as filed with the SEC on August 29, 2007. Annual reports referenced as part of a Fund's filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site(http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street, N.E., Washington, DC 20549.

                         PRO FORMA FINANCIAL STATEMENTS

     Attached hereto as Appendix D are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization.

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as
of          by Van Kampen Series Fund, Inc. (the "Series Fund"), a registered open-end investment company, SEC File No. 811-7140, on behalf of its series, Van Kampen Equity Growth Fund (the "Acquiring Fund") and Van Kampen Equity Trust (the "Equity Trust"), a registered open-end investment company, SEC File No. 811-04805, on behalf of its series, Van Kampen Select Growth Fund (the "Target Fund").

                              W I T N E S S E T H:

        WHEREAS, the Board of Directors of the Series Fund, on behalf of the Acquiring Fund (the "Acquiring Fund Board"), and the Board of Trustees of the Equity Trust, on behalf of the Target Fund (the "Target Fund Board" and, together with the Acquiring Fund Board, the "Boards"), have determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the shareholders of their respective fund; and

         WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, full and fractional Class A, Class B, Class C and Class I common shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund with an aggregate net asset value equal to the aggregate dollar value of the Assets net of any liabilities of the Target Fund described in Section 3.E. hereof (the "Liabilities") determined pursuant to Section 3.A. of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.       CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1.B. hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B, Class C or Class I shares of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.       PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Target Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring Fund (collectively the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund and the Acquiring Fund, in proportion to their respective declines in total operating expenses, if any.

         C. FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3.B. hereof to the Custodian of any of the securities of the Target Fund then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills, together with such other documents as may be required by the Acquiring Fund or Custodian.

         D. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of the Target Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of the Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, the Target Fund and the Acquiring Fund will pay, in proportion to their respective projected declines in total operating expenses, if any, the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, which shall be reimbursed by Van Kampen Asset Management (or a subsidiary or affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen Asset Management (or a subsidiary or affiliate thereof).

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the law in the state of its organization and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target

Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.       REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

         The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

         A. ORGANIZATION. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

         B. REGISTRATION. The Equity Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended June 30, 2007, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund's operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4.C. and 4.D. which would materially affect the Target Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund's financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Fund (collectively, the "Target Fund Prospectus") there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

         H. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         I. CORPORATE AUTHORITY. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Target Fund Board, and except for obtaining approval of the Target Fund shareholders, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein.

This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

         K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

         (2) issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Fund Prospectus;

         (3) any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

         (5) any amendment of the Target Fund's organizational documents; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

         L. TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

         M. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein, as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4.M. apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

         N. TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

         O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

         P. TARGET FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.       REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

         The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

         A. ORGANIZATION. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         B. REGISTRATION. The Series Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended June 30, 2007, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5.C. and 5.D. which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition. All Liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Fund Prospectus there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

         G. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

         K. ACQUIRING FUND SHARES: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

         L. ACQUIRING FUND SHARES: AUTHORIZATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters' rights and will conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Target Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

         O. TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6.       COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund's shares as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting. The Target Fund Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         G. DISTRIBUTION OF THE SHARES. At closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund's shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3.G., it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         I. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors, trustees and officers of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.       CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

         The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, of the following conditions, unless waived in writing by the Target Fund:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

         F. TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code.

         G. OPINION OF COUNSEL.

         (1) The Target Fund shall have received the opinion of Skadden counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the target Fund substantially in the form and to the effect that:

         (a) The Series Fund is registered as an open-end, management investment company under the 1940 Act.

         (b) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the United States of America.

         (c) No approval by any court, regulatory body, administrative agency or governmental body of the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the enforceability of the Agreement against the Acquiring Fund.

         (2) The Target Fund shall have received the opinion of Maryland counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

         (a) The Series Fund is validly existing in good standing under the laws of the State of Maryland.

         (b) The Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland. The Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Maryland.

         (c) The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the State of Maryland.

         (d) The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Series Fund.

         (e) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

         (f) No approval by any court, regulatory body, administrative agency or governmental body of the State of Maryland, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the consummation by the Acquiring Fund of the transactions contemplated thereby.

         (g) The Acquiring Fund Shares have been duly authorized by the Series Fund and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under Maryland law or the Series Fund's Articles of Incorporation or its By-laws.

         H. OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquiring Fund Board.

8.       CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

         A. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         B. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         C. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         D. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         E. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         F. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

         (a) The Equity Trust is registered as an open-end, management investment company under the 1940 Act.

         (b) The Equity Trust is validly existing in good standing under the laws of the State of Delaware.

         (c) The Target Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Target Fund under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Delaware.

         (d) The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the State of Delaware.

         (e) The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Agreement and Declaration of Trust or By-laws of the Equity Trust.

         (f) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.

         (g) No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the enforceability of the Agreement against the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         G. SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

         H. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Target Fund Board and Target Fund shareholders.

9.       AMENDMENT, WAIVER AND TERMINATION.

         A. The parties hereto may, by agreement in writing authorized by their respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund's shareholder approval thereof.

         B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

         (1) by the consent of the Target Fund Board and the Acquiring Fund
Board;

         (2) by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (3) by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (4) by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to ___________ , 2008 (provided that the rights to terminate this Agreement pursuant to this subsection C.(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

         (5) by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or ___________ , 2008; or

         (6) by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or ___________, 2008.

10.      REMEDIES.

         In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9.C., written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.      SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its directors, trustees, officers, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      SURVIVAL.

         The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.      NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 522 Fifth Avenue, New York, New York 10036, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 522 Fifth Avenue, New York, New York 10036, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.      BOOKS AND RECORDS.

         The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.      GENERAL.

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN EQUITY TRUST
                                       On Behalf of Its Series,
                                       Van Kampen Select Growth Fund



                                       _______________________________________
                                       Stuart Schuldt
                                       Chief Financial Officer and Treasurer



Attest:



__________________________________
Stefanie V. Chang
Secretary

                                       VAN KAMPEN SERIES FUND
                                       On Behalf of Its Series,
                                       Van Kampen Equity Growth Fund



                                       _______________________________________
                                       Stuart Schuldt
                                       Chief Financial Officer and Treasurer



Attest:



__________________________________
Stefanie V. Chang
Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                           OF VAN KAMPEN SERIES FUND

                             Dated October 31, 2007

                      STATEMENT OF ADDITIONAL INFORMATION

                          VAN KAMPEN SERIES FUND, INC.

     Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following nine investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Equity Growth Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Global Value Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen Japanese Equity Fund, and Van Kampen Global Franchise Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Company, except for Emerging Markets Debt Fund and Global Franchise Fund, each of which is organized as a non-diversified series of the Company.

     This Statement of Additional Information is not a prospectus. Shares of the American Value Fund, Emerging Markets Fund, Equity Growth Fund, Global Equity Allocation Fund, Global Franchise Fund and Global Value Equity Fund are subject to two different prospectuses: Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated October 31, 2007 and Class I Shares (and Class R Shares, with respect to American Value Fund only) are subject to a separate prospectus dated October 31, 2007. The prospectuses are collectively referred to herein as the "Prospectuses" or individually as a "Prospectus". This Statement of Additional Information should be read in conjunction with a Prospectus of a Fund. This Statement of Additional Information is for all Funds except for those Funds not currently offering shares to the public: Emerging Markets Debt Fund, Growth and Income Fund II and Japanese Equity Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus of a Fund prior to purchasing shares of such Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares and, where applicable, Class R Shares Prospectus, the Statement of Additional Information and the Annual and Semiannual Reports for each of the Funds may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza -- Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................   B-3
Investment Objectives, Investment Strategies and Risks......   B-9
Strategic Transactions......................................  B-24
Investment Restrictions.....................................  B-31
Directors and Officers......................................  B-35
Investment Advisory Agreements..............................  B-46
Fund Management.............................................  B-47
Other Agreements............................................  B-53
Distribution and Service....................................  B-54
Transfer Agent..............................................  B-64
Portfolio Transactions and Brokerage Allocation.............  B-64
Shareholder Services........................................  B-67
Redemption of Shares........................................  B-69
Contingent Deferred Sales Charge - Class A..................  B-69
Waiver of Contingent Deferred Sales Charges.................  B-69
Taxation....................................................  B-71
Fund Performance............................................  B-76
Other Information...........................................  B-81
Financial Statements........................................  B-86
Appendix A -- Proxy Voting Policy and Procedures............   A-1

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 31, 2007.

                                                                    MS SAI 10/07

                              GENERAL INFORMATION

     The Company is a corporation organized in 1992 under the laws of the state of Maryland. The Company's Articles of Incorporation, as amended (the "Articles"), permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Fund, Inc. The Company changed its name to Van Kampen Series Fund, Inc. in July 1998.

     With respect to each of the operating Funds:

     - The American Value Fund was formerly known as the Morgan Stanley American Value Fund at its inception and adopted its current name in July 1998.

     - The Emerging Markets Fund was formerly known as the Morgan Stanley Emerging Markets Fund at its inception and adopted its current name in July 1998.

     - The Equity Growth Fund has had its current name since its inception.

     - The Global Equity Allocation Fund was formerly known as the Morgan Stanley Global Equity Allocation Fund at its inception and adopted its current name in July 1998.

     - The Global Franchise Fund was formerly known as the Van Kampen Global Franchise Fund at its inception, changed its name to Van Kampen Tax Managed Global Franchise Fund in March 2000 and adopted its current name in October 2001.

     - The Global Value Equity Fund was formerly known as the Morgan Stanley Global Equity Fund at its inception and adopted its current name in July 1998.

     Van Kampen Asset Management (the "Adviser") is the investment adviser for the Funds. Morgan Stanley Investment Management Limited ("MSIM Limited") is a sub-adviser (a "Sub-Adviser") to Global Franchise Fund and Global Value Equity Fund. Morgan Stanley Investment Management Company, ("MSIM Company") is a sub-adviser to Emerging Markets Fund (each of MSIM Company and MSIM Limited are hereinafter referred to individually as the "Sub-Adviser" and collectively, as the "Sub-Advisers"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information."

     The Adviser, Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. MSIM Limited and MSIM Company are wholly owned subsidiaries of Morgan Stanley. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056. The principal office of MSIM Limited is located at 20 Bank Street, Canary Wharf, London, United Kingdom E14 4AD. The principal office of MSIM Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481

     As of the date of this Statement of Additional Information, the authorized capitalization of the Company consists of 12,750,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.

     Each Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares, with the exception of American Value Fund, which offers five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Company does not contemplate holding regular meetings of shareholders to elect directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of October 1, 2007, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of any Fund, and with respect to American Value Fund, Class R Shares, except as follows below.

                                                                               APPROXIMATE
                                                                              PERCENTAGE OF
                                                                CLASS OF      OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                         SHARES      OCTOBER 1, 2007
------------------------                                        --------     ---------------
AMERICAN VALUE FUND
MLPF&S for the Sole Benefit of its Customers................       A                6%
  Attn: Fund Administration 97B64
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
MLPF&S for the Sole Benefit of its Customers................       B                8%
  Attn: Fund Administration 97B65
  4800 Deer Lake Drive East, 2(nd) Floor
  Jacksonville, FL 32246-6484
PFPC Brokerage Services ....................................       B               10%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Edward Jones & Co...........................................       A               47%
  Attn: Mutual Fund                                                B               20%
  Shareholder Accounting                                           C                6%
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Pershing LLC................................................       A                5%
  1 Pershing Plaza                                                 B                5%
  Jersey City, NJ 07399-0002                                       C                8%

                                                                               APPROXIMATE
                                                                              PERCENTAGE OF
                                                                CLASS OF      OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                         SHARES      OCTOBER 1, 2007
------------------------                                        --------     ---------------
Morgan Stanley & Co. .......................................       B                6%
  2000 Westchester Avenue                                          C                7%
  Purchase, NY 10577
Citigroup Global Markets Inc. ..............................       C               16%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C               13%
  Attn: Fund Administration 97CS8
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Van Kampen Asset Allocation Conservative Fund ..............       I               79%
  Fund of Funds Investment
  Attn: Karen Romero
  195 Broadway, 19(th) Floor
  New York, NY 10007-3100
EMERGING MARKETS FUND
MLPF&S for the Sole Benefit of its Customers................       A               32%
  Attn: Fund Administration 97FK6
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville FL 32246-6484
Edward Jones & Co...........................................       A                9%
  Attn: Mutual Fund                                                B                7%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................       B               14%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Morgan Stanley & Co. .......................................       B               14%
  2000 Westchester Avenue                                          C                9%
  Purchase, NY 10577
Pershing LLC................................................       B                7%
  1 Pershing Plaza                                                 C                5%
  Jersey City, NJ 07399-0002
Citigroup Global Markets Inc. ..............................       C                8%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................       C               18%
  Attn: Fund Administration 97N71
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Van Kampen Asset Allocation Growth Fund ....................       I               44%
  Fund of Funds Investment
  Attn: Karen Romero
  195 Broadway, 19(th) Floor
  New York, NY 10007-3100

                                                                               APPROXIMATE
                                                                              PERCENTAGE OF
                                                                CLASS OF      OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                         SHARES      OCTOBER 1, 2007
------------------------                                        --------     ---------------
Van Kampen Asset Allocation Moderate Fund ..................       I               37%
  Fund of Funds Investment
  Attn: Karen Romero
  195 Broadway, 19(th) Floor
  New York, NY 10007-3100
Van Kampen Asset Allocation Conservative Fund ..............       I               11%
  Fund of Funds Investment
  Attn: Karen Romero
  195 Broadway, 19(th) Floor
  New York, NY 10007-3100
EQUITY GROWTH FUND
Edward Jones & Co...........................................       A               28%
  Attn: Mutual Fund                                                B                6%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Pershing LLC................................................       A                8%
  1 Pershing Plaza                                                 B                6%
  Jersey City, NJ 07399-0002                                       C                8%
Morgan Stanley & Co. .......................................       A                7%
  2000 Westchester Ave                                             B                9%
  Purchase, NY 10577                                               C               14%
                                                                   I               67%
PFPC Brokerage Services.....................................       B               13%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
MLPF&S for the Sole Benefit of its Customers ...............       C                9%
  Attn: Fund Administration 97238
  4800 Deer Lake Drive East, 2(nd) Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................       C                8%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
Morgan Stanley & Co. FBO....................................       I               23%
  X-Entity 0111 C
  Equity-SWAPS
  1585 Broadway
  New York, NY 10036-8200
GLOBAL EQUITY ALLOCATION FUND
Edward Jones & Co...........................................       A               16%
  Attn: Mutual Fund                                                B                6%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................       A               10%
  FBO Primerica Financial Services                                 B               17%
  760 Moore Road
  King of Prussia, PA 19406-1212

                                                                               APPROXIMATE
                                                                              PERCENTAGE OF
                                                                CLASS OF      OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                         SHARES      OCTOBER 1, 2007
------------------------                                        --------     ---------------
Morgan Stanley & Co. .......................................       B                6%
  2000 Westchester Avenue                                          C                5%
  Purchase, NY 10577
Pershing LLC................................................       B                6%
  1 Pershing Plaza                                                 C               13%
  Jersey City, NJ 07399-0002
Citigroup Global Markets Inc. ..............................       C                6%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
GLOBAL FRANCHISE FUND
Charles Schwab & Co. Inc. ..................................       A               18%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122
Morgan Stanley & Co. .......................................       B               15%
  2000 Westchester Ave                                             C               11%
  Purchase, NY 10577
Pershing LLC................................................       A                6%
  1 Pershing Plaza                                                 B               10%
  Jersey City, NJ 07399-0002                                       C               16%
Edward Jones & Co...........................................       A               21%
  Attn: Mutual Fund                                                B                6%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................       B                6%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
American Enterprise Investment Services.....................       B               11%
  PO Box 9446                                                      C                5%
  Minneapolis, MN 55440-9446
MLPF&S for the Sole Benefit of its Customers................       C               17%
  Attn: Fund Administration 97FW6
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................       C                9%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
Morgan Stanley Investment Management........................       I               57%
  Financial Control Group
  Attn: Karen Romero
  1221 Avenue of the Americas, 3(rd) Floor
  New York, NY 10007
RBC Dan Rauscher............................................       I               43%
  Eliot, ME 03903-3005

                                                                               APPROXIMATE
                                                                              PERCENTAGE OF
                                                                CLASS OF      OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                         SHARES      OCTOBER 1, 2007
------------------------                                        --------     ---------------
GLOBAL VALUE EQUITY FUND
Edward Jones & Co...........................................       A               43%
  Attn: Mutual Fund                                                B               16%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley & Co. .......................................       A               28%
  2000 Westchester Avenue                                          B               17%
  Purchase, NY 10577                                               C               48%
Citigroup Global Markets Inc. ..............................       C               10%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers ...............       C                7%
  Attn: Fund Administration 97R81
  4800 Deer Lake Drive East, 2(nd) Floor
  Jacksonville, FL 32246-6484

             INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective(s), Principal Investment Strategies and Risks" in each Fund's Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund's Prospectuses for a complete presentation of the matters disclosed below.

BORROWING AND LEVERAGE

     To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emergency purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES

     Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities. With respect to each of the Funds, except Emerging Markets Debt Fund, up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     Rights and warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

     Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms and if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

DEPOSITARY RECEIPTS

     Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

     Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, there interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

     Certain Funds may or will invest in securities of foreign issuers. Unless otherwise described in a Fund's Prospectuses, the Fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, a Fund may experience settlement difficulties or delays not usually encountered in the United States.

     Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

     Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

     The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Funds, to participate in privatization may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Funds participates will be successful.

     FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

     A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Fund engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to fluctuate in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to segregate cash or liquid securities in an amount at least equal to the Fund's obligations throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the Fund will segregate cash or liquid securities in an amount at least equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. See also "Strategic Transactions".

     FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may, in limited cases, be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

     INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

     A Fund's purchase and sale of portfolio securities of issuers determined by the portfolio management team to be in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

     Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

     Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country.

     RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian issuers is evidenced by entries in an issuer's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Funds could possibly lose their registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian issuers with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such issuers have not always followed this law. Because of this lack of independence of registrars, management of a Russian issuer may be able to exert considerable influence over who can purchase and sell the issuer's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Funds from investing in the securities of certain Russian issuers and could cause a delay in the sale of Russian securities by the Funds if the issuer deems a purchaser unsuitable, which may expose the Funds to potential loss on their investment.

     In light of the risks described above, the Board of Directors has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds not invest in the securities of a Russian issuer unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian issuers that the Funds might otherwise make.

     BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES

     Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Company's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to that Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Company's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in that Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

     Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

     If a Fund invests in such investment companies or investment funds, that Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

     In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Fund determines that the Lender interpositioned between the Fund and the borrower is creditworthy.

     When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for a Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

     Certain Funds may invest in lower-grade income securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund that invests in lower-grade securities.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of that Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist.

An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     The Adviser is responsible for determining the net asset values of the Funds' securities, subject to the supervision of the Company's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

     A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. See "Taxation" below. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

     A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The portfolio management team will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

     Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     The Funds will rely on judgment, analysis and experience of their portfolio management teams in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, a portfolio management team may consider the credit ratings of recognized rating organizations in evaluating securities although the portfolio management team does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The portfolio management team continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign securities are not rated, a Fund will invest in such securities based on the portfolio management team's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign securities, achievement of such Fund's investment objectives may be more dependent upon the portfolio management team's credit analysis than is the case with investing in higher-grade securities.

     New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

MORTGAGE-RELATED DEBT SECURITIES

     Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

     The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and are subject to a Fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

     For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES

     Certain Funds may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In addition, the Fund indirectly will bear its proportionate share of any expenses paid by REITs in which it invests.

     Certain Funds may invest in foreign real estate companies. Investing in foreign real estate companies makes the Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITS and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the Fund invests in foreign real estate companies.

REPURCHASE AGREEMENTS

     The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Company's Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

REVERSE REPURCHASE AGREEMENTS

     To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with broker-dealers, banks and other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SHORT SALES

     Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     A Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer, bank or other financial institution from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such entity.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

U.S. GOVERNMENT OBLIGATIONS

     Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National

Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made.

ZERO COUPON BONDS

     Zero coupon bonds is a term used to describe notes and bonds that have been stripped of their unmatured interest coupons or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.

     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" -- what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest that an investor will earn if the security is held until maturity. Special tax considerations are associated with investing in zero-coupon bonds. See "Taxation" below.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury Bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

     Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                             STRATEGIC TRANSACTIONS

     Each Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although each portfolio management team seeks to use such transactions to further its Fund's investment objective(s), no assurance can be given that the use of these transactions will achieve this result. Each Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

FUTURES CONTRACTS

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts that are traded in the United States and that are standardized as to maturity date and underlying financial instrument, index or currency, are traded on national futures contract exchanges. Futures contract exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures contract position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Unless otherwise limited in a Fund's Prospectuses or herein, each Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures contracts will be subject to the portfolio management team's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the portfolio management team's judgment in this respect will be correct.

     Unless otherwise limited in a Fund's Prospectuses or herein, each Fund may buy indexed financial futures contracts in anticipation of or during a market advance to attempt to capture the increase in market value of securities. For example, if the Fund's portfolio management team believes that a portion of a Fund's assets should be invested in emerging market country securities but such investments have not been fully made and the portfolio management team anticipates a significant market advance, the Fund may purchase index futures contracts to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures contract position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

     Futures contract traders are required to make a good faith margin deposit in cash or liquid securities to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures contract exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures contract markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Funds require generally that all futures contract transactions constitute bona fide hedging transactions. A Fund may engage in futures contract transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds generally will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately

75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures contracts positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RISK FACTORS IN FUTURES CONTRACT TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures contracts. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures contract position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures contracts positions also could have an adverse impact on the Fund's ability to effectively hedge.

     The Funds will minimize the risk that they will be unable to close out a futures contract by generally entering into futures contracts which are traded on recognized international or national futures contract exchanges and for which there appears to be a liquid secondary market, however, the Funds may enter into over-the-counter futures contracts transactions to the extent permitted by applicable law.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures contract pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures contract strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures contract transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.

     Utilization of futures contracts transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that the Fund will lose margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures contract exchanges limit the amount of fluctuation in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses.

OPTIONS TRANSACTIONS

     Unless otherwise limited in a Fund's Prospectuses or herein, each Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that, so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option.

     A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods a Fund will receive greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

     A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Fund wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

     A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on a Fund's ability to purchase call and put options.

     Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option ("OTC Option"). As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC Options will be satisfied.

     Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or underlying securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

OPTIONS ON FOREIGN CURRENCIES

     Unless otherwise limited in a Fund's Prospectuses or herein, each Fund may attempt to accomplish objectives similar to those described herein with respect to foreign currency forward contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

     The Funds may purchase and write options on foreign currencies in a manner similar to that in which a Fund may utilize futures contracts on foreign currencies or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency declines, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on their portfolios which otherwise would have resulted. Conversely, the Funds may purchase call options on currencies whose value is projected to increase, causing an increase in the cost of securities denominated in that currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

     Funds may write options on foreign currencies for the same purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Funds may only write covered call options on foreign currencies. A call option on a foreign currency written by the portfolio is "covered" if the Fund owns the underlying foreign currency covered by the call, has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account) or can obtain that foreign currency upon conversion or exchange of another foreign currency(ies) held in its portfolio. A written call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the Fund segregates cash or liquid securities in an amount at least equal to the difference.

     Funds may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Fund will either "cover" the transaction as described above or collateralize the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

CAPS, FLOORS AND COLLARS

     Unless otherwise limited by a Fund's Prospectuses or herein, each Fund may invest in caps, floors and collars, which are instruments analogous to options transactions described above. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

COMBINED TRANSACTIONS

     Unless otherwise limited by a Fund's Prospectuses or herein, each Fund may enter into multiples of the forwards, futures contracts and options transactions described above, including multiple options transactions, multiple futures contract transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures contracts, options and foreign currency transactions. The Funds may enter into any of the foregoing, instead of a single transaction, as part of a single portfolio management or hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a writer of options and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These special procedures may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. When conducted outside the United States, such transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in or the prices of securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

STRUCTURED NOTES

     Structured notes are derivatives, the amount of principal repayment and/or interest payments of which is based upon the movement of one or more factors. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered
Rate) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns that the Fund is willing to accept, while avoiding or reducing certain other risks.

SWAP CONTRACTS

     A swap contract is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and an agreed upon notional amount. The term "specified index" may include, but is not limited to, currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the noted Funds may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and, to avoid any potential leveraging of the Fund, the Fund will segregate cash or liquid securities in an amount at least equal to any accrued but unpaid net amounts owed to the swap counterparty. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Fund believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Funds may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Company's Board of Directors. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

     The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund's portfolio management team is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and/or liquid securities to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment policies that are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (2) more than 50% of the Fund's outstanding voting securities. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.

     Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Emerging Markets Fund, Equity Growth Fund, Global Equity Allocation Fund, Global Value Equity Fund, Growth and Income Fund II and Japanese Equity Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund, and Global Franchise Fund. As described in the Prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares.

     The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.

     For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:                American Value Fund, Emerging Markets Fund,
                                 Global Equity Allocation Fund, Growth and
                                 Income Fund II and Japanese Equity Fund.

Category II Funds:               Emerging Markets Debt Fund, Equity Growth Fund,
                                 Global Franchise Fund and Global Value Equity
                                 Fund.

CATEGORY I FUNDS

     The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund and Growth and Income Fund II may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund may enter into short sales in accordance with its investment objective and policies.

     (9) purchase or retain securities of an issuer if those officers and directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Growth and Income Fund II may enter into reverse repurchase agreements in accordance with its investment objective and policies.

     (11) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, and (ii) in fixed time deposits with a duration of over seven calendar days.

     (12) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (13) issue senior securities.

     (14) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

     (15) purchase more than 10% of any class of the outstanding securities of any issuer.

     (16) purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.

     Category I Funds have adopted the following operating policies, which may be amended by each of their Board of Directors. No Category I Fund will:

     (1) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (2) invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

CATEGORY II FUNDS

     The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund and the Global Franchise Fund with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund and the Global Franchise Fund with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

     Category II Funds have adopted the following operating policies, which may be amended by each of their Board of Directors. No Category II Fund will:

     (1) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (iii) segregates cash or liquid securities an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (2) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.

     (3) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Company's Board of Directors.

     (4) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

     (5) acquire any securities of companies within one industry, if as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

     (6) Invest in other investment companies in reliance on Section
(12)(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

     The latter part of certain of the Funds' fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Funds from the provisions of the 1940 Act, as amended from time to time") provide the Funds with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Funds' Boards to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

                             DIRECTORS AND OFFICERS

     The business and affairs of the Funds are managed under the direction of each Fund's Board of Directors and each Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

                             INDEPENDENT DIRECTORS

                                                                                                            NUMBER OF
                                               TERM OF                                                      FUNDS IN
                                              OFFICE AND                                                      FUND
                                 POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT DIRECTOR             FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR
David C. Arch (62)               Director         +       Chairman and Chief Executive Officer of Blistex      73
Blistex Inc.                                              Inc., a consumer health care products
1800 Swift Drive                                          manufacturer.
Oak Brook, IL 60523

Jerry D. Choate (69)             Director         +       Prior to January 1999, Chairman and Chief            73
33971 Selva Road                                          Executive Officer of the Allstate Corporation
Suite 130                                                 ("Allstate") and Allstate Insurance Company.
Dana Point, CA 92629                                      Prior to January 1995, President and Chief
                                                          Executive Officer of Allstate. Prior to August
                                                          1994, various management positions at Allstate.



NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          HELD BY DIRECTOR
David C. Arch (62)               Trustee/Director/Managing
Blistex Inc.                     General Partner of
1800 Swift Drive                 funds in the Fund
Oak Brook, IL 60523              Complex. Director of
                                 the Heartland
                                 Alliance, a nonprofit
                                 organization serving
                                 human needs based in
                                 Chicago. Board member
                                 of the Illinois
                                 Manufacturers'
                                 Association.

Jerry D. Choate (69)             Trustee/Director/
33971 Selva Road                 Managing General
Suite 130                        Partner of funds in
Dana Point, CA 92629             the Fund Complex.
                                 Director of H&R Block,
                                 Amgen Inc., a
                                 biotechnological
                                 company, and Valero
                                 Energy Corporation, an
                                 independent refining
                                 company.


                                                                                                            NUMBER OF
                                               TERM OF                                                      FUNDS IN
                                              OFFICE AND                                                      FUND
                                 POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT DIRECTOR             FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR
Rod Dammeyer (66)                Director         +       President of CAC, L.L.C., a private company          73
CAC, L.L.C.                                               offering capital investment and management
4350 LaJolla Village Drive                                advisory services.
Suite 980
San Diego, CA 92122-6223

Linda Hutton Heagy++ (59)        Director         +       Managing Partner of Heidrick & Struggles, an         73
Heidrick & Struggles                                      international executive search firm. Prior to
233 South Wacker Drive                                    1997, Partner of Ray & Berndtson, Inc., an
Suite 7000                                                executive recruiting firm. Prior to 1995,
Chicago, IL 60606                                         Executive Vice President of ABN AMRO, N.A., a
                                                          bank holding company. Prior to 1990, Executive
                                                          Vice President of The Exchange National Bank.

R. Craig Kennedy (55)            Director         +       Director and President of the German Marshall        73
1744 R Street, NW                                         Fund of the United States, an independent U.S.
Washington, DC 20009                                      foundation created to deepen understanding,
                                                          promote collaboration and stimulate exchanges
                                                          of practical experience between Americans and
                                                          Europeans. Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed futures and
                                                          option company that invests money for
                                                          individuals and institutions. Prior to 1992,
                                                          President and Chief Executive Officer, Director
                                                          and member of the Investment Committee of the
                                                          Joyce Foundation, a private foundation.

Howard J Kerr (71)               Director         +       Prior to 1998, President and Chief Executive         73
14 Huron Trace                                            Officer of Pocklington Corporation, Inc., an
Galena, IL 61036                                          investment holding company.

Jack E. Nelson (71)              Director         +       President of Nelson Investment Planning              73
423 Country Club Drive                                    Services, Inc., a financial planning company
Winter Park, FL 32789                                     and registered investment adviser in the State
                                                          of Florida. President of Nelson Ivest Brokerage
                                                          Services Inc., a member of FINRA, Securities
                                                          Investors Protection Corp. and the Municipal
                                                          Securities Rulemaking Board. President of
                                                          Nelson Sales and Services Corporation, a
                                                          marketing and services company to support
                                                          affiliated companies.



NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          HELD BY DIRECTOR
Rod Dammeyer (66)                Trustee/Director/
CAC, L.L.C.                      Managing General
4350 LaJolla Village Drive       Partner of funds in
Suite 980                        the Fund Complex.
San Diego, CA 92122-6223         Director of Quidel
                                 Corporation,
                                 Stericycle, Inc.,
                                 Ventana Medical
                                 Systems, Inc. and
                                 Trustee of The Scripps
                                 Research Institute.
                                 Prior to April 2007,
                                 Director of GATX
                                 Corporation. Prior to
                                 April 2004, Director
                                 of TheraSense, Inc.
                                 Prior to January 2004,
                                 Director of TeleTech
                                 Holdings Inc. and
                                 Arris Group, Inc.

Linda Hutton Heagy++ (59)        Trustee/Director/
Heidrick & Struggles             Managing General
233 South Wacker Drive           Partner of funds in
Suite 7000                       the Fund Complex.
Chicago, IL 60606                Trustee on the
                                 University of Chicago
                                 Hospitals Board, Vice
                                 Chair of the Board of
                                 the YMCA of
                                 Metropolitan Chicago
                                 and a member of the
                                 Women's Board of the
                                 University of Chicago.

R. Craig Kennedy (55)            Trustee/Director/
1744 R Street, NW                Managing General
Washington, DC 20009             Partner of funds in
                                 the Fund Complex.
                                 Director of First
                                 Solar, Inc.

Howard J Kerr (71)               Trustee/Director/
14 Huron Trace                   Managing General
Galena, IL 61036                 Partner of funds in
                                 the Fund Complex.
                                 Director of the Lake
                                 Forest Bank & Trust.
                                 Director of the Marrow
                                 Foundation.

Jack E. Nelson (71)              Trustee/Director/
423 Country Club Drive           Managing General
Winter Park, FL 32789            Partner of funds in
                                 the Fund Complex.


                                                                                                            NUMBER OF
                                               TERM OF                                                      FUNDS IN
                                              OFFICE AND                                                      FUND
                                 POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT DIRECTOR             FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR
Hugo F. Sonnenschein (66)        Director         +       President Emeritus and Honorary Trustee of the       73
1126 E. 59th Street                                       University of Chicago and the Adam Smith
Chicago, IL 60637                                         Distinguished Service Professor in the
                                                          Department of Economics at the University of
                                                          Chicago. Prior to July 2000, President of the
                                                          University of Chicago.

Suzanne H. Woolsey, Ph.D. (65)   Director         +       Chief Communications Officer of the National         73
815 Cumberstone Road                                      Academy of Sciences/National Research Council,
Harwood, MD 20776                                         an independent, federally chartered policy
                                                          institution, from 2001 to November 2003 and
                                                          Chief Operating Officer from 1993 to 2001.
                                                          Prior to 1993, Executive Director of the
                                                          Commission on Behavioral and Social Sciences
                                                          and Education at the National Academy of
                                                          Sciences/National Research Council. From 1980
                                                          through 1989, Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          HELD BY DIRECTOR
Hugo F. Sonnenschein (66)        Trustee/Director/
1126 E. 59th Street              Managing General
Chicago, IL 60637                Partner of funds in
                                 the Fund Complex.
                                 Trustee of the
                                 University of
                                 Rochester and a member
                                 of its investment
                                 committee. Member of
                                 the National Academy
                                 of Sciences, the
                                 American Philosophical
                                 Society and a fellow
                                 of the American
                                 Academy of Arts and
                                 Sciences.

Suzanne H. Woolsey, Ph.D. (65)   Trustee/Director/Managing
815 Cumberstone Road             General Partner of
Harwood, MD 20776                funds in the Fund
                                 Complex. Director of
                                 Fluor Corp., an
                                 engineering,
                                 procurement and
                                 construction
                                 organization, since
                                 January 2004. Director
                                 of Intelligent Medical
                                 Devices, Inc., a
                                 symptom based
                                 diagnostic tool for
                                 physicians and
                                 clinical labs.
                                 Director of the
                                 Institute for Defense
                                 Analyses, a federally
                                 funded research and
                                 development center,
                                 Director of the German
                                 Marshall Fund of the
                                 United States,
                                 Director of the Rocky
                                 Mountain Institute and
                                 Trustee of California
                                 Institute of
                                 Technology and the
                                 Colorado College.

                              INTERESTED DIRECTOR*

                                                                                                         NUMBER OF
                                            TERM OF                                                      FUNDS IN
                                           OFFICE AND                                                      FUND
                              POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED DIRECTOR           FUND        SERVED    DURING PAST 5 YEARS                              BY DIRECTOR
Wayne W. Whalen* (68)         Director         +       Partner in the law firm of Skadden, Arps,            73
333 West Wacker Drive                                  Slate, Meagher & Flom LLP, legal counsel to
Chicago, IL 60606                                      funds in the Fund Complex.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR        HELD BY DIRECTOR
Wayne W. Whalen* (68)         Trustee/Director/
333 West Wacker Drive         Managing General
Chicago, IL 60606             Partner of funds in
                              the Fund Complex.
                              Director of the
                              Abraham Lincoln
                              Presidential Library
                              Foundation.

------------------------------------

+  See Table D below.

++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (53)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                             Officer--Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (52)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
                                                                2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer for Northern Trust
                                                                U.S. mutual fund complex.

------------------------------------

+++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "director") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser, the Subadviser or the Distributor (each a "Non-Affiliated Director") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except

Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Directors that allows such directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Director. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Directors in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Director reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Directors that provides Non-Affiliated Directors with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Director who is receiving compensation from the Fund prior to such Non-Affiliated Director's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Directors retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for directors is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                     Fund Complex
                                                     ---------------------------------------------
                                                                     Aggregate
                                                      Aggregate      Estimated
                                                     Pension or       Maximum
                                                     Retirement       Annual            Total
                                       Aggregate      Benefits     Benefits from    Compensation
                                      Compensation   Accrued as      the Fund      before Deferral
                                        from the       Part of     Complex Upon         from
                Name                   Company(1)    Expenses(2)   Retirement(3)   Fund Complex(4)
                ----                  ------------   -----------   -------------   ---------------
INDEPENDENT DIRECTORS
David C. Arch                           $13,155       $ 35,373       $105,000         $259,418
Jerry D. Choate                          13,155         80,600        105,000          254,394
Rod Dammeyer                             13,155         64,051        105,000          259,418
Linda Hutton Heagy                       13,155         25,769        105,000          254,394
R. Craig Kennedy                         13,155         18,372        105,000          254,394
Howard J Kerr                            13,155        140,735        145,000          259,418
Jack E. Nelson                           13,155         92,953        105,000          238,523
Hugo F. Sonnenschein                     13,155         64,671        105,000          259,418
Suzanne H. Woolsey                       13,155         57,060        105,000          254,394

INTERESTED DIRECTOR
Wayne W. Whalen                          13,155         67,997        105,000          259,418

---------------

(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Company with respect to the Company's fiscal year ended June 30, 2007. The details of aggregate compensation before deferral for the Company and each operating Fund during the fiscal year ended June 30, 2007 are shown in Table A below. The details of compensation deferred for each operating Fund during the fiscal year ended June 30, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating Fund of the Company as of June 30, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the directors for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.

(3) For each director, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such director's anticipated retirement. The retirement plan is described above the Compensation Table. Each director has served as a member of the Board of Directors of the Company since the year set forth in Table D below.

(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the directors under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

     As of the date of this Statement of Additional Information, the following Funds had not yet commenced investment operations and therefore are not reported in Tables A-E below: Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund.

                                    TABLE A

                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM
                           THE COMPANY AND EACH FUND

                                                                    INDEPENDENT DIRECTORS
                                   FISCAL    --------------------------------------------------------------------
           FUND NAME              YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
           ---------              --------    ----     ------    --------    -----    -------    ----     ------
American Value Fund.............    6/30     $ 2,070   $ 2,070   $ 2,070    $ 2,070   $ 2,070   $ 2,070   $ 2,070
Emerging Markets Fund...........    6/30       1,934     1,934     1,934      1,934     1,934     1,934     1,934
Equity Growth Fund..............    6/30       1,488     1,488     1,488      1,488     1,488     1,488     1,488
Global Equity Allocation Fund...    6/30       1,361     1,361     1,361      1,361     1,361     1,361     1,361
Global Franchise Fund...........    6/30       4,704     4,704     4,704      4,704     4,704     4,704     4,704
Global Value Equity Fund........    6/30       1,598     1,598     1,598      1,598     1,598     1,598     1,598
                                             -------   -------   -------    -------   -------   -------   -------
 Company Total..................             $13,155   $13,155   $13,155    $13,155   $13,155   $13,155   $13,155
                                             =======   =======   =======    =======   =======   =======   =======

                                                           INTERESTED
                                  INDEPENDENT DIRECTORS     DIRECTOR
                                  ----------------------   ----------
           FUND NAME              SONNENSCHEIN   WOOLSEY     WHALEN
           ---------              ------------   -------     ------
American Value Fund.............    $ 2,070      $ 2,070    $ 2,070
Emerging Markets Fund...........      1,934        1,934      1,934
Equity Growth Fund..............      1,488        1,488      1,488
Global Equity Allocation Fund...      1,361        1,361      1,361
Global Franchise Fund...........      4,704        4,704      4,704
Global Value Equity Fund........      1,598        1,598      1,598
                                    -------      -------    -------
 Company Total..................    $13,155      $13,155    $13,155
                                    =======      =======    =======

                                    TABLE B

             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM
                           THE COMPANY AND EACH FUND

                                                                                                                INTERESTED
                                                                   INDEPENDENT DIRECTORS                         DIRECTOR
                                    FISCAL    ---------------------------------------------------------------   ----------
            FUND NAME              YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
            ---------              --------   ------    --------    -----    -------   ------    ------------     ------
American Value Fund..............    6/30     $ 2,070   $ 2,070    $ 2,070   $1,035    $ 2,070     $ 2,070       $ 2,070
Emerging Markets Fund............    6/30       1,934     1,934      1,934      967      1,934       1,934         1,934
Equity Growth Fund...............    6/30       1,488     1,488      1,488      744      1,488       1,488         1,488
Global Equity Allocation Fund....    6/30       1,361     1,361      1,361      681      1,361       1,361         1,361
Global Franchise Fund............    6/30       4,704     4,704      4,704    2,352      4,704       4,704         4,704
Global Value Equity Fund.........    6/30       1,598     1,598      1,598      799      1,598       1,598         1,598
                                              -------   -------    -------   ------    -------     -------       -------
  Company Total..................             $13,155   $13,155    $13,155   $6,578    $13,155     $13,155       $13,155
                                              =======   =======    =======   ======    =======     =======       =======

                                    TABLE C

                CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                         FROM THE COMPANY AND EACH FUND

                                                                         CURRENT INDEPENDENT DIRECTORS
                                      FISCAL    --------------------------------------------------------------------------------
             FUND NAME               YEAR-END    CHOATE    DAMMEYER    HEAGY      KENNEDY     NELSON    SONNENSCHEIN    WOOLSEY
             ---------               --------    ------    --------    -----      -------     ------    ------------    -------
American Value Fund.................   6/30     $ 17,458   $ 7,093    $ 18,679    $ 8,093    $ 22,649     $ 8,364       $     0
Emerging Markets Fund...............   6/30       27,819     7,456      30,503     13,885      38,847       9,330             0
Equity Growth Fund..................   6/30       42,817     8,657      47,305     27,320      53,660      10,702        13,642
Global Equity Allocation Fund.......   6/30       15,635     6,209      19,511     10,425      27,801       7,425             0
Global Franchise Fund...............   6/30       20,667    12,304      21,149      7,008      22,652      14,144             0
Global Value Equity Fund............   6/30       15,838     6,431      17,476      7,641      21,787       7,646             0
                                                --------   -------    --------    -------    --------     -------       -------
 Company Total......................            $140,233   $48,150    $154,623    $74,372    $187,396     $57,611       $13,642
                                                ========   =======    ========    =======    ========     =======       =======

                                                                   CURRENT
                                         FORMER INDEPENDENT       INTERESTED
                                              DIRECTORS            DIRECTOR
                                      -------------------------   ----------
             FUND NAME                BRANAGAN   REES    SISTO      WHALEN
             ---------                --------   ----    -----      ------
American Value Fund.................  $ 6,574    $ 0    $ 2,270    $ 20,629
Emerging Markets Fund...............   13,100      0      4,433      34,476
Equity Growth Fund..................   10,881      0      3,065      51,854
Global Equity Allocation Fund.......    8,029     97      7,760      23,373
Global Franchise Fund...............    3,482      0        974      22,008
Global Value Equity Fund............    6,421      0      2,306      19,512
                                      -------    ---    -------    --------
 Company Total......................  $48,486    $97    $20,807    $171,852
                                      =======    ===    =======    ========

                                    TABLE D

      YEAR OF DIRECTOR ELECTION OR APPOINTMENT TO EACH FUND OF THE COMPANY

                                                                                                                       INTERESTED
                                                                INDEPENDENT DIRECTORS                                   DIRECTOR
                                 -----------------------------------------------------------------------------------   ----------
           FUND NAME             ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
           ---------             ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
American Value Fund............  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997
Emerging Markets Fund..........  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997
Equity Growth Fund.............  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997
Global Equity Allocation
 Fund..........................  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997
Global Franchise Fund..........  2003    1999      2003     1998     1998     2003    1998        2003        1999        1998
Global Value Equity Fund.......  2003    1999      2003     1997     1997     2003    1997        2003        1999        1997

                                    TABLE E

      YEAR OF OFFICER ELECTION OR APPOINTMENT TO EACH FUND OF THE COMPANY

                                                                              OFFICERS
                                                  ----------------------------------------------------------------
                   FUND NAME                      CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
                   ---------                      -----   --------   -------   -------   -------   ----   --------
American Value Fund............................   2003      2004      2006      2003      2007     2006     1997
Emerging Markets Fund..........................   2003      2004      2006      2003      2007     2006     1997
Equity Growth Fund.............................   2003      2004      2006      2003      2007     2006     1997
Global Equity Allocation Fund..................   2003      2004      2006      2003      2007     2006     1997
Global Franchise Fund..........................   2003      2004      2006      2003      2007     2006     1998
Global Value Equity Fund.......................   2003      2004      2006      2003      2007     2006     1997

BOARD COMMITTEES

     The Board of Directors has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Directors", which is defined for purposes herein as directors who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of each Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Directors as defined above, each of these directors also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Directors concerning the selection of each Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund's financial statements, accounting records or internal controls. The Board of Directors has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Directors of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Directors as defined above, each of these directors also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to each Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Directors of each Fund select and nominate any other nominee Independent Directors for each Fund. While the Independent Directors of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Directors as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below.

     During each Fund's last fiscal year, the Board of Directors held 6 meetings. During each Fund's last fiscal year, the audit committee of the Board held 7 meetings the brokerage and services committee of the Board held 4 meetings, and the governance committee of the Board held 3 meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Directors. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either each Fund's office or directly to such Board member(s) at the address specified for such Director above. Other shareholder communications received by each Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Company beneficially owned equity securities of each Fund and of all of the funds in the Fund Complex overseen by the director in the dollar range amounts specified below.

                2006 DIRECTOR BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT DIRECTORS

                                                                                    DIRECTORS
                                                  ------------------------------------------------------------------------------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS      ARCH       CHOATE     DAMMEYER     HEAGY       KENNEDY      KERR     NELSON
----------------------------------------------      ----       ------     --------     -----       -------      ----     ------
                                                              $10,001-
American Value Fund.............................    none      $50,000      none         none      $1-$10,000    none      none
                                                                                                     $10,001-
Emerging Markets Fund...........................    none        none       none         none         $50,000    none      none
Equity Growth Fund..............................    none        none       none         none      $1-$10,000    none      none
Global Equity Allocation Fund...................    none        none       none      $1-$10,000   $1-$10,000    none      none
                                                                                                     $10,001-
Global Franchise Fund...........................    none        none       none         none         $50,000    none      none
                                                                                                     $10,001-
Global Value Equity Fund........................    none        none       none         none         $50,000    none      none
 Aggregate dollar range of equity securities in
   all registered investment companies overseen     over      $10,001-     over         $50,001-     over        $1-       $1-
   by director in the Fund Complex..............  $100,000    $50,000     $100,000     $100,000     $100,000   $10,000   $10,000

                                                         DIRECTORS
                                                  -----------------------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS    SONNENSCHEIN   WOOLSEY
----------------------------------------------    ------------   -------
American Value Fund.............................     none          none
Emerging Markets Fund...........................     none          none
Equity Growth Fund..............................     none          none
                                                                 $10,001-
Global Equity Allocation Fund...................     none        $50,000
Global Franchise Fund...........................     none          none
Global Value Equity Fund........................     none          none
 Aggregate dollar range of equity securities in
   all registered investment companies overseen      $50,001-      over
   by director in the Fund Complex..............    $100,000     $100,000

INTERESTED DIRECTOR

                                                                DIRECTOR
                                                                --------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                   WHALEN
----------------------------------------------                   ------
American Value Fund.........................................      none
                                                                $10,001-
Emerging Markets Fund.......................................    $50,000
Equity Growth Fund..........................................      none
Global Equity Allocation Fund...............................      none
                                                                $10,001-
Global Franchise Fund.......................................    $50,000
Global Value Equity Fund....................................      none
 Aggregate dollar range of equity securities in all
   registered investment companies overseen by director in        over
   the Fund Complex.........................................    $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Company had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Fund and of all of the funds in the Fund Complex overseen by the directors, the dollar range amounts specified below.

          2006 DIRECTOR BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT DIRECTORS

                                                                                  DIRECTORS
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED  ------------------------------------------------------------------------------
COMPENSATION IN THE FUNDS                         ARCH      CHOATE    DAMMEYER     HEAGY       KENNEDY       KERR      NELSON
----------------------------------------------    ----      ------    --------     -----       -------       ----      ------
American Value Fund...........................    none       none      none         none      $1-$10,000     none       none
                                                                                                 $10,001-
Emerging Markets Fund.........................    none       none      none         none         $50,000     none       none
                                                                                                                        over
Equity Growth Fund............................    none       none      none         none      $1-$10,000     none     $100,000
Global Equity Allocation Fund.................    none       none      none      $1-$10,000   $1-$10,000     none       none
                                                             over
                                                 $50,001-                                        $50,001-
Global Franchise Fund.........................  $100,000   $100,000    none         none        $100,000     none       none
                                                                                                 $10,001-
Global Value Equity Fund......................    none       none      none         none         $50,000     none       none
 Aggregate dollar range of equity securities
   and deferred compensation in all registered
   investment companies overseen by director      over       over      over          over         over       over       over
   in the Fund Complex........................  $100,000   $100,000   $100,000     $100,000     $100,000   $100,000   $100,000

                                                       DIRECTORS
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED  -----------------------
COMPENSATION IN THE FUNDS                       SONNENSCHEIN   WOOLSEY
----------------------------------------------  ------------   -------
American Value Fund...........................     none          none
Emerging Markets Fund.........................     none          none
                                                                $10,001-
Equity Growth Fund............................     none         $50,000
Global Equity Allocation Fund.................     none          none
Global Franchise Fund.........................     none          none
Global Value Equity Fund......................     none          none
 Aggregate dollar range of equity securities
   and deferred compensation in all registered
   investment companies overseen by director       over          over
   in the Fund Complex........................    $100,000     $100,000

INTERESTED DIRECTOR

                                                                            DIRECTOR
                                                                            --------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN THE FUNDS     WHALEN
------------------------------------------------------------------------     ------
American Value Fund...............................................            none
                                                                            $10,001-
Emerging Markets Fund.............................................          $50,000
Equity Growth Fund................................................            none
Global Equity Allocation Fund.....................................            none
                                                                            $10,001-
Global Franchise Fund.............................................          $50,000
Global Value Equity Fund..........................................            none
 Aggregate dollar range of equity securities in all registered                over
   investment companies overseen by director in the Fund Complex...         $100,000

     As of October 1, 2007, the directors and officers of the Company as a group owned less than 1% of the shares of each of the Funds.

CODE OF ETHICS

     Each Fund, the Adviser, the Sub-Advisers, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

     Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to each Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of each Fund if elected to such positions. The Funds, however, bear the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which such Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay such Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     During the fiscal years ended June 30, 2007, 2006 and 2005, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below.

                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................     $ 4,801,100         $ 3,512,900         $ 3,155,500
Emerging Markets Debt Fund(1).................              --                  --                  --
Emerging Markets Fund.........................       7,512,500           5,085,900           3,032,500
Equity Growth Fund............................       1,441,000           1,592,000             979,300
Global Equity Allocation Fund.................       3,204,300           2,624,800           2,765,600
Global Franchise Fund.........................      17,669,700          15,980,700          13,998,300
Global Value Equity Fund......................       2,831,500           2,550,900           2,560,000
Growth and Income Fund II(1)..................              --                  --                  --
Japanese Equity Fund(1).......................              --                  --                  --

---------------

(1) Not operational as of June 30, 2007.

     During the fiscal years ended June 30, 2007, 2006 and 2005, the Adviser waived the approximate advisory fees from the Funds as set forth in the table below.

                                                FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                       JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
                  ---------                     -----------------   -----------------   -----------------
American Value Fund...........................            --                  --                  --
Emerging Markets Debt Fund(1).................            --                  --                  --
Emerging Markets Fund.........................            --                  --            $161,400
Equity Growth Fund............................            --                  --             102,100
Global Equity Allocation Fund.................      $208,600            $785,500             466,800
Global Franchise Fund.........................            --                  --                  --
Global Value Equity Fund......................            --                  --                  --
Growth and Income Fund II(1)..................            --                  --                  --
Japanese Equity Fund(1).......................            --                  --                  --

---------------

(1) Not operational as of June 30, 2007.

     MSIM Limited is the investment sub-adviser to Global Franchise Fund and Global Value Equity Fund. MSIM Company is the investment sub-adviser to Emerging Markets Fund. The Sub-Advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. Each Sub-Adviser is entitled to receive sub-advisory fees paid by the Adviser in an amount to be determined from time to time by the Adviser and each Sub-Adviser, but in no event in excess of the amount that the Adviser actually receives from each Fund pursuant to its Advisory Agreement.

LITIGATION INVOLVING THE ADVISER

     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In July 2007, the district court granted plaintiff's motion to remand the case back to Illinois state court. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

  AMERICAN VALUE FUND

     As of June 30, 2007, James A. Gilligan managed 19 registered investment companies with a total of approximately $39.8 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $661 million in assets.

     As of June 30, 2007, James O. Roeder managed 19 registered investment companies with a total of approximately $39.8 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $661 million in assets.

     As of June 30, 2007, Thomas B. Bastian managed 19 registered investment companies with a total of approximately $39.8 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $661 million in assets.

     As of June 30, 2007, Thomas R. Copper managed four registered investment companies with a total of approximately $1.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2007, Mark J. Laskin managed six registered investment companies with a total of approximately $3.2 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $24.8 million in assets; and no other accounts.

     As of June 30, 2007, Sergio Marcheli managed 19 registered investment companies with a total of approximately $39.8 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $536.2 million in assets.

  EMERGING MARKETS FUND

     As of June 30, 2007, Ruchir Sharma managed nine registered investment companies with a total of approximately $9.9 billion in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $6.5 billion in assets; and 12 other accounts with a total of approximately $7.1 billion in assets. Of these other accounts, three accounts with a total of approximately $2.1 billion in assets had performance based fees.

     As of June 30, 2007, James Cheng managed nine registered investment companies with a total of approximately $7.0 billion in assets; no pooled investment vehicles other than registered investment companies; and five other accounts with a total of approximately $7.0 billion in assets. Of these other accounts, one account with a total of approximately $866 million in assets had performance based fees.

     As of June 30, 2007, Paul Psaila managed five registered investment companies with a total of approximately $4.5 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $473 million in assets; and 12 other accounts with a total of approximately $1.3 billion in assets.

     As of June 30, 2007, Eric Carlson managed four registered investment companies with a total of approximately $3.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2007, William Scott Piper managed three registered investment companies with a total of approximately $1.2 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts with a total of approximately $2.2 billion in assets. Of these other accounts, two accounts with a total of approximately $889 million in assets, had performance-based fees.

     As of June 30, 2007, Ana Cristina Piedrahita managed four registered investment companies with a total of approximately $4.1 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts with a total of approximately $2.2 billion in assets. Of these other accounts, two accounts with a total of approximately $889 million in assets, had performance-based fees.

  EQUITY GROWTH FUND

     As of June 30, 2007, Kristian Heugh managed one registered investment company with a total of approximately $297 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2007, Dennis P. Lynch managed 34 registered investment companies with a total of approximately $18.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $939 million in assets; and 7,846 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.1 billion in assets.

     As of June 30, 2007, David S. Cohen managed 34 registered investment companies with a total of approximately $18.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $939 million in assets; and 7,846 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.1 billion in assets.

     As of June 30, 2007, Sam Chainani managed 34 registered investment companies with a total of approximately $18.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $939 million in assets; and 7,846 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.1 billion in assets.

     As of June 30, 2007, Alexander Umansky managed no registered investment companies; one pooled investment vehicle other than registered investment companies with a total of approximately $85.4 million in assets; and one other account with a total of approximately $182.8 million in assets.

     As of June 30, 2007, Alexander T. Norton managed 34 registered investment companies with a total of approximately $18.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $939 million in assets; and 7,846 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.1 billion in assets.

  GLOBAL EQUITY ALLOCATION FUND

     As of June 30, 2007, Ann Thivierge managed six registered investment companies with a total of approximately $3.2 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $749 million in assets; and 61 other accounts (which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $6.8 billion in assets. Of these other accounts, two accounts with a total of approximately $370.5 million in assets, had performance-based fees.

  GLOBAL FRANCHISE FUND

     As of June 30, 2007, Hassan Elmasry managed eight registered investment companies with a total of approximately $4.5 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $4.8 billion in assets; and 19 other accounts (which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $3.3 billion in assets.

     As of June 30, 2007, Paras Dodhia managed four registered investment companies with a total of approximately $3.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2007, Michael Allison managed four registered investment companies with a total of approximately $3.4 billion in assets; no pooled investment vehicles other than registered investment companies and no other accounts.

     As of June 30, 2007, Jayson Vowles managed four registered investment companies with a total of approximately $3.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

  GLOBAL VALUE EQUITY FUND

     As of June 30, 2007, Colin McQueen managed six registered investment companies with a total of approximately $2.3 billion in assets; eight pooled investment vehicles other than registered investment companies with a total of approximately $962 million in assets; and 442 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.0 billion in assets.

     As of June 30, 2007, Douglas M. McGraw managed six registered investment companies with a total of approximately $2.3 billion in assets; eight pooled investment vehicles other than registered investment companies with a total of approximately $962 million in assets; and 442 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.0 billion in assets.

     As of June 30, 2007, Martin J. Moorman managed six registered investment companies with a total of approximately $2.3 billion in assets; eight pooled investment vehicles other than registered investment companies with a total of approximately $962 million in assets; and 442 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.0 billion in assets.

     As of June 30, 2007, Noreen Griffin managed six registered investment companies with a total of approximately $2.3 billion in assets; eight pooled investment vehicles other than registered investment companies with a total of approximately $962 million in assets; and 442 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.0 billion in assets.

     As of June 30, 2007, Alexander Vislykh managed five registered investment companies with a total of approximately $2.3 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over a Fund. Except as described above, the portfolio managers of each Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Funds, each Fund's investment performance is measured against the indices listed in each Fund's Prospectus and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment teams of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

  AMERICAN VALUE FUND

     As of June 30, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     James A. Gilligan -- over $1 million

     James O. Roeder -- $500,001-$1 million(1)

     Thomas B. Bastian -- None(1)

     Thomas R. Copper -- $500,001-$1 million(1)

     Mark J. Laskin -- None(1)

     Sergio Marcheli -- None(1)

  EMERGING MARKETS FUND

     As of June 30, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Ruchir Sharma -- None(1)

     James Cheng -- None(1)

     Paul Psaila -- None(1)

     Eric Carlson -- None(1)

     William Scott Piper -- None

     Ana Cristina Piedrahita -- None(1)

  EQUITY GROWTH FUND

     As of June 30, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Kristian Heugh -- $100,001-$500,000(1)

     Dennis P. Lynch -- $50,001-$100,000(1)

     David S. Cohen -- $50,001-$100,000(1)

     Sam Chainani -- $1-$10,000(1)

     Alexander Umansky -- $10,001-$50,000

     Alexander T. Norton -- $1-$10,000(1)

  GLOBAL EQUITY ALLOCATION FUND

     As of June 30, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Ann Thivierge -- None

  GLOBAL FRANCHISE FUND

     As of June 30, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Hassan Elmasry -- $500,001-$1 million

     Paras Dodhia -- None

     Michael Allison -- None

     Jayson Vowles -- None

  GLOBAL VALUE EQUITY FUND

     As of June 30, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Colin McQueen -- None(1)

     Douglas M. McGraw -- None(1)

     Martin J. Moorman -- None(1)

     Noreen Griffin -- None(1)

     Alexander Vislykh -- None(1)
---------------
(1) Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Fund and other Van Kampen funds. The Funds' Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Funds and other Van Kampen funds. The Funds reimburse Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Funds share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS

     Pursuant to these agreements, Morgan Stanley or its affiliates have received from each Fund the following approximate amounts:*

                                                 FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                  FUND NAME                        JUNE 30, 2007       JUNE 30, 2006       JUNE 30, 2005
                  ---------                      -----------------   -----------------   -----------------
American Value Fund                                  $ 87,400            $ 90,400            $ 72,700
Emerging Markets Debt Fund(1)                              --                  --                  --
Emerging Markets Fund                                  81,800              83,000              59,900
Equity Growth Fund                                     76,500              77,700              68,100
Global Equity Allocation Fund                          54,700              82,000              54,900
Global Franchise Fund                                 183,600             203,800             178,900
Global Value Equity Fund                               63,400              84,800              61,900
Growth and Income Fund II(1)                               --                  --                  --
Japanese Equity Fund(1)                                    --                  --                  --

---------------

 * Each operational Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

(1) Not operational as of June 30, 2007.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.

                                       FISCAL YEAR ENDED            FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                         JUNE 30, 2007                JUNE 30, 2006                JUNE 30, 2005
                                   --------------------------   --------------------------   --------------------------
                                      TOTAL         AMOUNTS        TOTAL         AMOUNTS        TOTAL         AMOUNTS
                                   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY
            FUND NAME              COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR   COMMISSIONS    DISTRIBUTOR
            ---------              ------------   -----------   ------------   -----------   ------------   -----------
American Value Fund                 $4,834,244    $  805,500     $3,315,700     $551,100      $1,698,600     $223,300
Emerging Markets Debt Fund(1)               --            --             --           --              --           --
Emerging Markets Fund                1,180,500       183,600      1,453,400      224,800         346,900       38,600
Equity Growth Fund                     284,100        43,300        764,400      125,100         507,100       68,800
Global Equity Allocation Fund          485,500        75,700        524,800       85,300         379,700       44,100
Global Franchise Fund                1,737,900       258,800      1,982,400      301,500       6,622,200      956,100
Global Value Equity Fund               806,000       132,800      1,673,600      284,500       2,020,300      249,600
Growth and Income Fund II(1)                --            --             --           --              --           --
Japanese Equity Fund(1)                     --            --             --           --              --           --

---------------

(1) Not operational as of June 30, 2007.

     With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES

     With respect to Emerging Markets Debt Fund:

                                                  Total Sales Charge
                                                ----------------------     Reallowed
                                                As % of    As % of Net     to Dealers
                                                Offering     Amount        As a % of
              SIZE OF INVESTMENT                 Price      Invested     Offering Price
              ------------------                --------   -----------   --------------
Less than $100,000............................    4.75%       4.99%           4.25%
$100,000 but less than $250,000...............    3.75%       3.90%           3.25%
$250,000 but less than $500,000...............    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000.............    2.00%       2.04%           1.75%
$1,000,000 or more............................       *           *               *

     With respect to all of the remaining Funds:

                                                   Total Sales Charge
                                                 ----------------------     Reallowed
                                                 As % of    As % of net     to Dealers
                                                 Offering     Amount        as a % of
              SIZE OF INVESTMENT                  Price      Invested     Offering Price
              ------------------                 --------   -----------   --------------
Less than $50,000..............................    5.75%       6.10%           5.00%
$50,000 but less than $100,000.................    4.75%       4.99%           4.00%
$100,000 but less than $250,000................    3.75%       3.90%           3.00%
$250,000 but less than $500,000................    2.75%       2.83%           2.25%
$500,000 but less than $1,000,000..............    2.00%       2.04%           1.75%
$1,000,000 or more.............................       *           *               *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Funds' assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to American Value Fund, no commission will be paid on such investments by retirement plans of the type described in the American Value Fund Class A Shares, Class B Shares and Class C Shares Prospectus in the section entitled "Purchase of Shares -- Other Purchase Programs -- Net asset value purchase options" option (7). Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Funds during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of a Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of such Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of a Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund's Class R Shares.

     Each of the Funds has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and, with respect to American Value Fund, Class R Shares, pursuant to Rule 12b-1 under the 1940 Act. Each of the Funds has also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and, with respect to American Value Fund, Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of a Fund's shares, sub-agreements between the Distributor and members of the Financial Industry Regulatory Authority ("FINRA") who are acting as securities dealers and FINRA members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of a Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

     The Distributor must submit quarterly reports to the Company's Board of Directors setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested directors or by a vote of a majority of the outstanding voting shares of such class.

     The Plans obligate the Funds to accrue and pay to the Distributor the compensation fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan.

     For Class A Shares and, with respect to American Value Fund, Class R Shares, in any given year in which the Plans are in effect, the Plans generally provide for each Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, a Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, a Fund only pays the plan fees for such year. For Class A Shares and, with respect to American Value Fund, Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and, with respect to American Value Fund, Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by each Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for a Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     Because each Fund is a series of the Company, amounts paid to the Distributor as reimbursement for expenses of one series of the Company may indirectly benefit the other series of the Company. The Distributor will endeavor to allocate such expenses among such Funds which are series in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     As of June 30, 2007, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of each Fund's net assets attributable to Class B Shares and Class C Shares are represented below.

                                                       B SHARES                       C SHARES
                                             ----------------------------   ----------------------------
                                                             APPROXIMATE                    APPROXIMATE
                                             APPROXIMATE    PERCENTAGE OF   APPROXIMATE    PERCENTAGE OF
                                             UNREIMBURSED    FUND'S NET     UNREIMBURSED    FUND'S NET
                 FUND NAME                   DISTRIBUTION      ASSETS       DISTRIBUTION      ASSETS
                 ---------                   ------------   -------------   ------------   -------------
American Value Fund........................   $        0        0.00%        $   23,300        0.03%
Emerging Markets Debt Fund(1)..............           --          --                 --          --
Emerging Markets Fund......................    4,284,200        4.62%         2,760,600        3.39%
Equity Growth Fund.........................            0        0.00%            32,500        0.11%
Global Equity Allocation Fund..............            0        0.00%           402,800        0.98%
Global Franchise Fund......................    1,535,700        0.29%                 0        0.00%
Global Value Equity Fund...................    1,918,100        3.56%             1,500        0.00%*
Growth and Income Fund II(1)...............           --          --                 --          --
Japanese Equity Fund(1)....................           --          --                 --          --

---------------

(1) Not operational as of June 30, 2007.
*   Amount is less than 0.01%.

     If the Plans are terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended June 30, 2007, the Distributor received aggregate fees under the Plans as follows:

                                                                                  PERCENTAGE OF
                                                              FISCAL YEAR ENDED   AVERAGE DAILY
                         FUND NAME                              JUNE 30, 2007      NET ASSETS
                         ---------                            -----------------   -------------
American Value Fund -- Class A..............................     $1,189,204           0.25%
American Value Fund -- Class B..............................        605,424           0.73%
American Value Fund -- Class C..............................        598,002           1.00%
American Value Fund -- Class R(1)...........................             61           0.50%
Emerging Markets Debt Fund -- Class A(1)....................             --              --
Emerging Markets Debt Fund -- Class B(1)....................             --              --
Emerging Markets Debt Fund -- Class C(1)....................             --              --
Emerging Markets Fund -- Class A............................      1,046,905           0.25%
Emerging Markets Fund -- Class B............................        798,538           1.00%
Emerging Markets Fund -- Class C............................        654,333           1.00%
Equity Growth Fund -- Class A...............................        450,808           0.25%
Equity Growth Fund -- Class B...............................        587,807           0.74%
Equity Growth Fund -- Class C...............................        285,193           1.00%
Global Equity Allocation Fund -- Class A....................        577,424           0.25%
Global Equity Allocation Fund -- Class B....................        163,836           0.07%
Global Equity Allocation Fund -- Class C....................        357,569           1.00%
Global Franchise Fund -- Class A............................      3,736,688           0.25%
Global Franchise Fund -- Class B............................      5,068,533           1.00%
Global Franchise Fund -- Class C............................      3,516,492           0.99%
Global Value Equity Fund -- Class A.........................        803,492           0.25%
Global Value Equity Fund -- Class B.........................        582,533           1.00%
Global Value Equity Fund -- Class C.........................        301,275           1.00%
Growth and Income Fund II -- Class A(1).....................             --              --
Growth and Income Fund II -- Class B(1).....................             --              --
Growth and Income Fund II -- Class C(1).....................             --              --
Japanese Equity Fund -- Class A(1)..........................             --              --

                                                                                  PERCENTAGE OF
                                                              FISCAL YEAR ENDED   AVERAGE DAILY
                         FUND NAME                              JUNE 30, 2007      NET ASSETS
                         ---------                            -----------------   -------------
Japanese Equity Fund -- Class B(1)..........................             --              --
Japanese Equity Fund -- Class C(1)..........................             --              --

---------------

(1) Not operational as of June 30, 2007.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of a Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of a Fund's shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of a Fund and/or some or all other Van Kampen funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund's shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM )Program, Morgan Stanley Funds Portfolio Architect(SM)Program, the Morgan Stanley Personal Portfolio(SM)Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.

     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of a Fund's shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of a Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     With respect to the following Funds, the Distributor has entered into agreements with the following firms whereby certain shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s):

AMERICAN VALUE FUND
Hewitt Associates, LLC
Huntington Bank
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Charles Schwab & Co., Inc.
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.
ExpertPlan
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
JPMorgan Retirement Plan Services LLC
Massachusetts Mutual Life Insurance Company
Reliance Trust Company
The Princeton Retirement Group, Inc.

EMERGING MARKETS FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc. GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.

SunGard Institutional Brokerage Inc.
Union Bank of California, NA
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.
ExpertPlan
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
JPMorgan Retirement Plan Services LLC
Massachusetts Mutual Life Insurance Company
Reliance Trust Company
The Princeton Retirement Group, Inc.

EQUITY GROWTH FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
First Union National Bank
Franklin Templeton
Great West Life Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.

AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.
ExpertPlan
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
JPMorgan Retirement Plan Services LLC
Massachusetts Mutual Life Insurance Company
Reliance Trust Company
The Princeton Retirement Group, Inc.

GLOBAL EQUITY ALLOCATION FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.
ExpertPlan
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
JPMorgan Retirement Plan Services LLC
Massachusetts Mutual Life Insurance Company
Reliance Trust Company
The Princeton Retirement Group, Inc.

GLOBAL FRANCHISE FUND
American Century Retirement Services Inc.
GoldK Investment Services, Inc.
Merrill Lynch Pierce, Fenner & Smith, Incorporated
The Prudential Insurance Company of America

Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.
ExpertPlan
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
JPMorgan Retirement Plan Services LLC
Massachusetts Mutual Life Insurance Company
Reliance Trust Company
The Princeton Retirement Group, Inc.

GLOBAL VALUE EQUITY FUND
American Century Retirement Plan Services Inc.
Buck Consultants, Inc.
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Brokerage Services, Inc. & National Financial Services Corporation First Union National Bank
Franklin Templeton
Great West Life & Annuity Insurance Company/Benefits Corp Equities
GoldK Investment Services, Inc.
Hewitt Associates, LLC
Huntington Bank
Lincoln National Life Insurance Company
Merrill Lynch Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW Inc.
National Deferred Compensation, Inc.
Nationwide Investment Services Corporation
Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks
The Prudential Insurance Company of America
Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services
Charles Schwab & Co., Inc.
Smith Barney, Inc.
SunGard Institutional Brokerage Inc.
Union Bank of California, N.A.
Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.)
ABN AMRO Trust Services Co.
AMVESCAP Retirement, Inc. (Formerly Invesco Retirement and Benefit Services,
Inc.)
ING Financial Advisers, LLC
Northern Trust Retirement Consulting, LLC
Metlife Securities, Inc.
ExpertPlan
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
JPMorgan Retirement Plan Services LLC
Massachusetts Mutual Life Insurance Company
Reliance Trust Company
The Princeton Retirement Group, Inc.

     Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.

                                 TRANSFER AGENT

     The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Funds and are approved by the Funds' Board of Directors. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Directors.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Funds and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Funds and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers (and futures commission merchants), through which the Funds may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Funds or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise described below, the Funds paid no commissions to affiliated brokers during the last three fiscal years. The Funds paid the following commissions to brokers during the fiscal years shown:

                                                          EMERGING
                                             AMERICAN     MARKETS      EMERGING        EQUITY       GLOBAL EQUITY       GLOBAL
FISCAL YEAR ENDED                             VALUE         DEBT       MARKETS         GROWTH        ALLOCATION       FRANCHISE
JUNE 30, 2007                                  FUND       FUND(1)        FUND           FUND            FUND             FUND
-----------------                            --------     --------     --------        ------       -------------     ---------
Total brokerage commissions..............  $  1,040,351       --     $  2,197,361   $    221,837   $        92,733   $    911,758
Commissions with Morgan Stanley & Co.
 Incorporated............................  $     22,844       --     $      5,715   $     34,718   $             0   $          0
 Percentage of commissions with affiliate
   to total commissions..................          2.20%      --             0.26%         15.65%                0%             0%
Percentage of total value of brokerage
 transactions with Morgan Stanley & Co.
 Incorporated............................          0.12%      --             0.05%         10.93%                0%             0%
Commissions for research services........  $    772,073       --     $  2,143,348   $    167,796   $        90,112   $    869,875
Value of research transactions...........  $476,949,751       --     $999,670,528   $107,038,417   $   149,429,785   $713,340,959

                                                                             GROWTH
                                                                 GLOBAL       AND
                                                                 VALUE       INCOME   JAPANESE
FISCAL YEAR ENDED                                                EQUITY       FUND     EQUITY
JUNE 30, 2007                                                     FUND       II(1)    FUND(1)
-----------------                                                ------      ------   --------
Total brokerage commissions.................................  $    244,797      --        --
Commissions with Morgan Stanley & Co. Incorporated..........  $          0      --        --
 Percentage of commissions with affiliate to total
   commissions..............................................             0%     --        --
Percentage of total value of brokerage transactions with
 Morgan Stanley & Co. Incorporated..........................             0%     --        --
Commission for research services............................  $    224,949      --        --
Value of research transactions..............................  $164,710,386      --        --

---------------

(1) Not operational as of June 30, 2007.

                                                             EMERGING                                    GLOBAL
                                                AMERICAN     MARKETS      EMERGING        EQUITY         EQUITY         GLOBAL
FISCAL YEAR ENDED                                VALUE         DEBT       MARKETS         GROWTH       ALLOCATION     FRANCHISE
JUNE 30, 2006                                     FUND       FUND(1)        FUND           FUND           FUND           FUND
-----------------                             ------------   --------   ------------   ------------   ------------   ------------
Total brokerage commissions.................  $    653,774      --      $  1,262,002   $    388,034   $    160,317   $  1,002,462
Commissions with Morgan Stanley & Co.
 Incorporated...............................        58,456      --             6,807          4,464             --             --
Percentage of commissions with affiliate to
 total commissions..........................          8.94%     --              0.54%          1.15%             0%             0%
Percentage of total value of brokerage
 transactions with Morgan Stanley & Co.
 Incorporated...............................          0.33%     --              0.10%          1.37%             0%             0%
Commission for research services............       496,085      --           873,870        344,325        143,804        999,166
Value of research transactions..............   408,723,615               402,770,004    422,891,635    223,619,808    422,891,635

                                                                 GLOBAL        GROWTH
                                                                 VALUE          AND       JAPANESE
FISCAL YEAR ENDED                                                EQUITY        INCOME      EQUITY
JUNE 30, 2006                                                     FUND       FUND II(1)   FUND(1)
-----------------                                             ------------   ----------   --------
Total brokerage commissions.................................  $    257,613        --          --
Commissions with Morgan Stanley & Co. Incorporated..........         2,065        --          --
Percentage of commissions with affiliate to total
 commissions................................................          0.80%       --          --
Percentage of total value of brokerage transactions with
 Morgan Stanley & Co. Incorporated..........................          0.06%       --          --
Commission for research services............................       239,627        --          --
Value of research transactions..............................   198,679,187        --          --

---------------

(1) Not operational as of June 30, 2007.

                                                             EMERGING                                    GLOBAL
                                                AMERICAN     MARKETS      EMERGING        EQUITY         EQUITY         GLOBAL
FISCAL YEAR ENDED                                VALUE         DEBT       MARKETS         GROWTH       ALLOCATION     FRANCHISE
JUNE 30, 2005                                     FUND       FUND(1)        FUND           FUND           FUND           FUND
-----------------                               --------     --------     --------        ------       ----------     ---------
Total brokerage commissions.................  $    884,988      --      $    682,774   $    406,615   $     76,350   $    601,802
Commissions with Morgan Stanley & Co.
 Incorporated...............................        41,438      --      $      3,879   $      2,835        --        $    --
Percentage of commissions with affiliate to
 total commissions..........................          4.68%     --              0.57%          0.70%             0%             0%
Percentage of total value of brokerage
 transactions with Morgan Stanley & Co.
 Incorporated...............................          0.39%     --              0.14%          0.42%             0%             0%
Commission for research services............       732,776      --           641,780        358,036        121,313        514,081
Value of research transactions..............   426,061,554      --       264,732,134    334,559,365    140,038,804    328,771,709

                                                                GLOBAL
                                                                 VALUE      GROWTH AND   JAPANESE
FISCAL YEAR ENDED                                               EQUITY        INCOME      EQUITY
JUNE 30, 2005                                                    FUND       FUND II(1)   FUND(1)
-----------------                                               ------      ----------   -------
Total brokerage commissions.................................  $   200,845        --          --
Commissions with Morgan Stanley & Co. Incorporated..........  $     1,978        --          --
Percentage of commissions with affiliate to total
 commissions................................................         0.98%
Percentage of total value of brokerage transactions with
 Morgan Stanley & Co. Incorporated..........................         0.05%
Commission for research services............................      171,922
Value of research transactions..............................   73,903,557

---------------

(1) Not operational as of June 30, 2007.

                              SHAREHOLDER SERVICES

     The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of that Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in each Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.

     Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of such Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of a Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of a Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares or Class R Shares of the Funds. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

     In addition, if the Company's Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectuses under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     A Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the

Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     A Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2)or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Funds do not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in a Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in a Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from a Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. Each Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     A Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectuses.

INVOLUNTARY REDEMPTIONS OF SHARES

     Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     A Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS

     The Company and each of the Funds are treated as separate corporations for federal income tax purposes. The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund will be treated as having been distributed.

     If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Funds' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that each Fund must meet to be treated as a regulated investment company. Each Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent its disqualification as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. With respect to Funds that intend to invest a portion of their assets in common stocks and other equity securities, a portion of the ordinary income dividends paid by such Funds should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by a Fund will consist of "qualified dividend income." To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that a Fund in which such tax-exempt shareholders invest owns residual interests of a real estate mortgage investment conduit ("REMIC") or stock of a REIT that invests in REMIC residual interests, a portion of such Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, as such Fund, will be allocated through such Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if such Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.

     Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction if such Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the aggregate foreign taxes paid and (ii) the portion of dividends that represent income derived from sources within foreign countries. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from a Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of interest related dividends that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of short-term capital gain dividends that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as

U.S. real property holding corporations for U.S. federal income tax purposes). If a Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by a Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     Certain Funds may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING

     A Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish such Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of a Fund as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

     From time to time the Funds may advertise total return for prior periods. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over one-year, five-year and ten-year periods (or over the life of the Fund, if shorter) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes: the maximum sales load is deducted from the initial payment; all dividends and distributions are reinvested when paid at the price stated in the Prospectuses; the deduction of all applicable Company expenses on an annual basis; and the amount was completely redeemed at the end of each one-, five- and ten-year period (or over the life of the Fund) including deduction of the applicable maximum deferred sales load at the time, in the amount and under the terms disclosed in the Prospectuses. The Adviser may waive or reimburse fees and/or expenses from time to time; the Fund's returns calculated without waivers or reimbursements would be lower than returns reflecting any waivers or reimbursements.

     Total return figures are calculated according to the following formula:

     P(1 + T)(n) = ERV

     where:

      P    =   a hypothetical initial payment
      T    =   average annual total return
      n    =   number of years
    ERV    =   ending redeemable value of hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of
               the 1-, 5-, or 10-year periods (or fractional portion
               thereof).

     Calculated using the formula above (except as noted), the average annualized total return, for each of the Funds that commenced operations prior to June 30, 2007 for the one, five and ten year periods ended June 30, 2007 and for the period from the inception of each Fund through June 30, 2007 are as follows below.

     The results shown above are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of such Fund's investment objective and policies as well as the risks incurred in such Fund's investment practices.

                                                ONE-YEAR        FIVE-YEAR       TEN-YEAR        INCEPTION
                                  INCEPTION   PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       THROUGH
                                    DATE      JUNE 30, 2007   JUNE 30, 2007   JUNE 30, 2007   JUNE 30, 2007
                                  ---------   -------------   -------------   -------------   -------------
American Value Fund
  Class A Shares................  10/18/93        20.63%         14.18%           9.79%           11.49%
  Class B Shares(1).............  08/01/95        22.10%         14.72%           9.77%           11.76%
  Class C Shares(1).............  10/18/93        26.06%         14.82%           9.67%           11.17%
  Class I Shares................  02/07/06        28.35%            N/A             N/A           21.36%
  Class R Shares(2).............  03/20/07           N/A            N/A             N/A            9.00%
Emerging Markets Debt Fund(2)
  Class A Shares................       N/A            --             --              --               --
  Class B Shares................       N/A            --             --              --               --
  Class C Shares................       N/A            --             --              --               --

                                                ONE-YEAR        FIVE-YEAR       TEN-YEAR        INCEPTION
                                  INCEPTION   PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       THROUGH
                                    DATE      JUNE 30, 2007   JUNE 30, 2007   JUNE 30, 2007   JUNE 30, 2007
                                  ---------   -------------   -------------   -------------   -------------
Emerging Markets Fund
  Class A Shares................  07/06/94        39.23%         28.03%           9.22%            8.16%
  Class B Shares(1).............  08/01/95        41.62%         28.49%           9.24%            9.76%
  Class C Shares(1).............  07/06/94        45.69%         28.60%           9.11%            7.88%
  Class I Shares................  04/06/06        48.13%            N/A             N/A           27.93%
Equity Growth Fund
  Class A Shares................  05/28/98        13.85%          7.88%             N/A            3.28%
  Class B Shares................  05/28/98        15.38%          8.18%             N/A            3.28%
  Class C Shares................  05/28/98        19.00%          8.45%             N/A            3.24%
  Class I Shares................  08/12/05        21.17%            N/A             N/A           14.65%
Global Equity Allocation Fund
  Class A Shares................  01/04/93        19.39%         11.54%           6.30%            9.18%
  Class B Shares(1).............  08/01/95        21.73%         12.57%           6.45%            8.56%
  Class C Shares(1).............  01/04/93        24.66%         12.01%           6.14%            8.82%
  Class I Shares................       N/A           N/A            N/A             N/A              N/A
Global Franchise Fund
  Class A Shares................  09/25/98        15.75%         13.07%             N/A           15.74%
  Class B Shares................  09/25/98        16.91%         13.37%             N/A           15.70%
  Class C Shares................  09/25/98        20.91%         13.57%             N/A           15.73%
  Class I Shares................  10/13/06           N/A            N/A             N/A           16.45%
Global Value Equity Fund
  Class A Shares................  10/29/97        19.85%          9.44%             N/A            6.56%
  Class B Shares................  10/29/97        21.24%          9.71%             N/A            6.58%
  Class C Shares................  10/29/97        25.32%          9.98%             N/A            6.47%
  Class I Shares................  12/13/06           N/A            N/A             N/A           11.58%
Growth and Income Fund II(2)
  Class A Shares................       N/A            --             --              --               --
  Class B Shares................       N/A            --             --              --               --
  Class C Shares................       N/A            --             --              --               --
Japanese Equity Fund(2)
  Class A Shares................       N/A            --             --              --               --
  Class B Shares................       N/A            --             --              --               --
  Class C Shares................       N/A            --             --              --               --

---------------

N/A  Not Applicable.

(1) The Class B Shares listed above were created on May 1, 1995. The original Class B Shares were renamed Class C Shares, as listed above, on May 1, 1995. The Class B Shares commenced operations on August 1, 1995.

(2)   Had not commenced operations as of June 30, 2007.

COMPARISONS

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

     Each Fund's performance will fluctuate. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms, including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

     The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

     The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     From time to time each Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

     Each Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Company's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning a Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Funds and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. Each Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to a Fund's public web site. On its public web site, each Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

Each Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when a Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Directors (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, a Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Funds and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Directors. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Funds. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. A Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Funds may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, a Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Funds or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Directors (or a designated committee thereof). The PHRC will report to the Board of Directors of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Funds and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Funds, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Directors on each Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Funds have entered into ongoing arrangements to make available public and/or non-public information about each Fund's portfolio holdings. Each Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

              NAME                INFORMATION DISCLOSED      FREQUENCY (1)              LAG TIME
              ----                ---------------------      -------------              --------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...................  Full portfolio          Daily basis                     (2)
                                   holdings
Institutional Shareholder
  Services (ISS) (proxy voting
  agent) (*)....................  Full portfolio          Twice a month                   (2)
                                   holdings
FT Interactive Data Pricing
  Service Provider (*)..........  Full portfolio          As needed                       (2)
                                   holdings
Van Kampen Investor Services
  Inc. (*)......................  Full portfolio          As needed                       (2)
                                   holdings
David Hall (*)..................  Full portfolio          On a semi-annual                (3)
                                   holdings               and annual fiscal
                                                          basis
Windawi (*).....................  Full portfolio          On a semi-annual                (3)
                                   holdings               and annual fiscal
                                                          basis
FUND RATING AGENCIES
Lipper (*)......................  Full portfolio          Monthly and           Approximately 1 day
                                   holdings               quarterly basis       after previous month end
                                                                                and approximately 30
                                                                                days after quarter end,
                                                                                respectively
Morningstar (**)................  Full portfolio          Quarterly basis       Approximately 30 days
                                   holdings                                     after quarter end
Standard & Poor's (*)...........  Full portfolio          Monthly               As of previous month end
                                   holdings
CONSULTANTS AND ANALYSTS
Arnerich Massena & Associates,
  Inc. (*)......................  Top Ten and Full        Quarterly basis (6)   Approximately 10-12 days
                                   portfolio holdings                           after quarter end
Bloomberg (**)..................  Full portfolio          Quarterly basis       Approximately 30 days
                                   holdings                                     after quarter end
Callan Associates (*)...........  Top Ten and Full        Monthly and           Approximately 10-12 days
                                   portfolio holdings     quarterly basis,      after month/quarter end
                                                          respectively (6)
Cambridge Associates (*)........  Top Ten and Full        Quarterly basis (6)   Approximately 10-12 days
                                   portfolio holdings                           after quarter end

              NAME                INFORMATION DISCLOSED      FREQUENCY (1)              LAG TIME
              ----                ---------------------      -------------              --------
CTC Consulting, Inc. (**).......  Top Ten and Full        Quarterly basis       Approximately 15 days
                                   portfolio holdings                           after quarter end and
                                                                                approximately 30 days
                                                                                after quarter end,
                                                                                respectively
Credit Suisse First Boston
  (*)...........................  Top Ten and Full        Monthly and           Approximately 10-12 days
                                   portfolio holdings     quarterly basis,      after month/quarter end
                                                          respectively (6)
Evaluation Associates (*).......  Top Ten and Full        Monthly and           Approximately 10-12 days
                                   portfolio holdings     quarterly basis,      after month/quarter end
                                                          respectively (6)
Fund Evaluation Group (**)......  Top Ten portfolio       Quarterly basis       At least 15 days after
                                   holdings (4)                                 quarter end
Jeffrey Slocum & Associates
  (*)...........................  Full portfolio          Quarterly basis (6)   Approximately 10-12 days
                                   holdings(5)                                  after quarter end
Hammond Associates (**).........  Full portfolio          Quarterly basis       At least 30 days after
                                   holdings(5)                                  quarter end
Hartland & Co. (**).............  Full portfolio          Quarterly basis       At least 30 days after
                                   holdings(5)                                  quarter end
Hewitt Associates (*)...........  Top Ten and Full        Monthly and           Approximately 10-12 days
                                   portfolio holdings     quarterly basis,      after month/quarter end
                                                          respectively (6)
Merrill Lynch (*)...............  Full portfolio          Monthly basis         Approximately 1 day
                                   holdings                                     after previous month end
Mobius (**).....................  Top Ten portfolio       Monthly basis         At least 15 days after
                                   holdings (4)                                 month end
Nelsons (**)....................  Top Ten holdings (4)    Quarterly basis       At least 15 days after
                                                                                quarter end
Prime Buchholz & Associates,
  Inc. (**).....................  Full portfolio          Quarterly basis       At least 30 days after
                                   holdings (5)                                 quarter end
PSN (**)........................  Top Ten holdings (4)    Quarterly basis       At least 15 days after
                                                                                quarter end
PFM Asset Management LLC (*)....  Top Ten and Full        Quarterly basis (6)   Approximately 10-12 days
                                   portfolio holdings                           after quarter end
Russell Investment
  Group/Russell/ Mellon
  Analytical Services, Inc.
  (**)..........................  Top Ten and Full        Monthly and           At least 15 days after
                                   portfolio holdings     quarterly basis       month end and at least
                                                                                30 days after quarter
                                                                                end, respectively
Stratford Advisory Group, Inc.
  (*)...........................  Top Ten portfolio       Quarterly basis (6)   Approximately 10-12 days
                                   holdings (7)                                 after quarter end
Thompson Financial (**).........  Full portfolio          Quarterly basis       At least 30 days after
                                   holdings (5)                                 quarter end
Watershed Investment
  Consultants, Inc. (*).........  Top Ten and Full        Quarterly basis (6)   Approximately 10-12 days
                                   portfolio holdings                           after quarter end

              NAME                INFORMATION DISCLOSED      FREQUENCY (1)              LAG TIME
              ----                ---------------------      -------------              --------
Yanni Partners (**).............  Top Ten portfolio       Quarterly basis       At least 15 days after
                                   holdings (4)                                 quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)..................  Complete portfolio      Daily                 One day
                                   holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     Each Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to each of the Funds.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Funds' independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Directors believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.

     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. Each Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. Each Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Company performs an annual audit of the Funds' financial statements. The Company's Board of Directors has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, to be the Company's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of each of the Funds of the Company are incorporated herein by reference to the Annual Reports to shareholders of each Fund dated June 30, 2007. The Annual Reports may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Reports are included as part of the Company's filing on Form N-CSR as filed with the SEC on August 29, 2007. The Annual Reports may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202)551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

          - Approval of financial statements and auditor reports.

          - General updating/corrective amendments to the charter.

          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1. We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          - Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1. We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                        OF VAN KAMPEN SELECT GROWTH FUND

                              Dated July 30, 2007

                     As supplemented on September 20, 2007

                            VAN KAMPEN EQUITY TRUST,
                            ON BEHALF OF ITS SERIES,
                         VAN KAMPEN SELECT GROWTH FUND
                      SUPPLEMENT DATED SEPTEMBER 20, 2007
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY 31, 2007

The Statement of Additional Information is hereby supplemented as follows:

     (1) In the section entitled "FUND MANAGEMENT -- OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS", the first five paragraphs are hereby deleted in their entirety and replaced with the following:

        As of March 31, 2007, Kristian Heugh managed one registered investment company with a total of approximately $299 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

        As of March 31, 2007, Alexander Umansky managed no registered investment companies; no pooled investment vehicles other than registered investment companies; and no other accounts.

     (2) The section entitled "FUND MANAGEMENT -- SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS", is hereby deleted in its entirety and replaced with the following:

        As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

           Kristian Heugh -- none
           Alexander Umansk -- none

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   SGSPTSAI 9/07

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                               SELECT GROWTH FUND

     Van Kampen Select Growth Fund's (the "Fund") investment objective is to seek capital appreciation. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of growth companies.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust"). Prior to April 26, 2007, the Fund was classified as a non-diversified series of the Trust.

     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza -- Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
General Information.........................................     B-2
Investment Objective, Investment Strategies and Risks.......     B-3
Strategic Transactions......................................     B-6
Investment Restrictions.....................................    B-11
Trustees and Officers.......................................    B-13
Investment Advisory Agreement...............................    B-24
Fund Management.............................................    B-25
Other Agreements............................................    B-27
Distribution and Service....................................    B-29
Transfer Agent..............................................    B-33
Portfolio Transactions and Brokerage Allocation.............    B-33
Shareholder Services........................................    B-34
Redemption of Shares........................................    B-37
Contingent Deferred Sales Charge-Class A....................    B-37
Waiver of Contingent Deferred Sales Charges.................    B-37
Taxation....................................................    B-39
Fund Performance............................................    B-44
Other Information...........................................    B-47
Financial Statements........................................    B-52
Appendix A -- Proxy Voting Policy and Procedures............     A-1

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.

                                                                     SG SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was organized as a series of the Trust on January 28, 2000.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund (no Class I Shares were issued or outstanding as of the date of this Statement of Additional Information), except as follows:

                                                                              APPROXIMATE
                                                                             PERCENTAGE OF
                                                                CLASS        OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                    OF SHARES      JULY 2, 2007
--------------------------                                    ---------      -------------
Morgan Stanley & Co. .......................................      A               22%
  2000 Westchester Avenue                                         B               52%
  Purchase, NY 10577                                              C               41%

Edward Jones & Co. .........................................      A               12%
  Attn: Mutual Fund Shareholder Accounting
  201 Progress Pkwy
  Maryland Heights, MO 63043-3009

PFPC Brokerage Services.....................................      A               15%
  FBO Primerica Financial Services                                B                8%
  760 Moore Road
  King of Prussia, PA 19406-1212

Citigroup Global Markets Inc................................      C                9%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402

             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDICES

     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction or it may let the option expire unexercised.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission under which the Fund would be exempt from registration as a "commodity pool."

     An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

     Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     The Fund also may invest in foreign securities index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the illiquidity risk; and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contracts position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities,
         (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

NON-FUNDAMENTAL POLICIES

     The Fund has adopted the following operating policies, which may be amended by its Board of Trustees. The Fund shall not:

     1. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

     2. Borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.

                                  TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
David C. Arch (62)               Trustee          +       Chairman and Chief Executive Officer of          72
Blistex Inc.                                              Blistex Inc., a consumer health care
1800 Swift Drive                                          products manufacturer.
Oak Brook, IL 60523

Jerry D. Choate (68)             Trustee          +       Prior to January 1999, Chairman and Chief        72
33971 Selva Road                                          Executive Officer of the Allstate
Suite 130                                                 Corporation ("Allstate") and Allstate
Dana Point, CA 92629                                      Insurance Company. Prior to January 1995,
                                                          President and Chief Executive Officer of
                                                          Allstate. Prior to August 1994, various
                                                          management positions at Allstate.

Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a private company      72
CAC, L.L.C.                                               offering capital investment and management
4350 LaJolla Village Drive                                advisory services.
Suite 980
San Diego, CA 92122-6223



NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
David C. Arch (62)               Trustee/Director/
Blistex Inc.                     Managing General
1800 Swift Drive                 Partner of funds in
Oak Brook, IL 60523              the Fund Complex.
                                 Director of the
                                 Heartland Alliance, a
                                 nonprofit
                                 organization serving
                                 human needs based in
                                 Chicago. Board member
                                 of the Illinois
                                 Manufacturers'
                                 Association.

Jerry D. Choate (68)             Trustee/Director/
33971 Selva Road                 Managing General
Suite 130                        Partner of funds in
Dana Point, CA 92629             the Fund Complex.
                                 Director of H&R
                                 Block, Amgen Inc., a
                                 biotechnological
                                 company, and Valero
                                 Energy Corporation,
                                 an independent
                                 refining company.

Rod Dammeyer (66)                Trustee/Director/
CAC, L.L.C.                      Managing General
4350 LaJolla Village Drive       Partner of funds in
Suite 980                        the Fund Complex.
San Diego, CA 92122-6223         Director of Quidel
                                 Corporation,
                                 Stericycle, Inc., and
                                 Ventana Medical
                                 Systems, Inc. and
                                 Trustee of The
                                 Scripps Research
                                 Institute. Prior to
                                 April 2007, Director
                                 of GATX Corporation.
                                 Prior to April 2004,
                                 Director of
                                 TheraSense, Inc.
                                 Prior to January
                                 2004, Director of
                                 TeleTech Holdings
                                 Inc. and Arris Group,
                                 Inc.


                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick & Struggles,        72
Heidrick & Struggles                                      an international executive search firm.
233 South Wacker Drive                                    Prior to 1997, Partner of Ray & Berndtson,
Suite 7000                                                Inc., an executive recruiting firm. Prior
Chicago, IL 60606                                         to 1995, Executive Vice President of ABN
                                                          AMRO, N.A., a bank holding company. Prior
                                                          to 1990, Executive Vice President of The
                                                          Exchange National Bank.

R. Craig Kennedy (55)            Trustee          +       Director and President of the German             72
1744 R Street, NW                                         Marshall Fund of the United States, an
Washington, DC 20009                                      independent U.S. foundation created to
                                                          deepen understanding, promote collaboration
                                                          and stimulate exchanges of practical
                                                          experience between Americans and Europeans.
                                                          Formerly, advisor to the Dennis Trading
                                                          Group Inc., a managed futures and option
                                                          company that invests money for individuals
                                                          and institutions. Prior to 1992, President
                                                          and Chief Executive Officer, Director and
                                                          member of the Investment Committee of the
                                                          Joyce Foundation, a private foundation.

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and Chief               72
14 Huron Trace                                            Executive Officer of Pocklington
Galena, IL 61036                                          Corporation, Inc., an investment holding
                                                          company.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment Planning          72
423 Country Club Drive                                    Services, Inc., a financial planning
Winter Park, FL 32789                                     company and registered investment adviser
                                                          in the State of Florida. President of
                                                          Nelson Ivest Brokerage Services Inc., a
                                                          member of the NASD, Securities Investors
                                                          Protection Corp. and the Municipal
                                                          Securities Rulemaking Board. President of
                                                          Nelson Sales and Services Corporation, a
                                                          marketing and services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and Honorary Trustee of       72
1126 E. 59th Street                                       the University of Chicago and the Adam
Chicago, IL 60637                                         Smith Distinguished Service Professor in
                                                          the Department of Economics at the
                                                          University of Chicago. Prior to July 2000,
                                                          President of the University of Chicago.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Linda Hutton Heagy++ (59)        Trustee/Director/
Heidrick & Struggles             Managing General
233 South Wacker Drive           Partner of funds in
Suite 7000                       the Fund Complex.
Chicago, IL 60606                Trustee on the
                                 University of Chicago
                                 Hospitals Board, Vice
                                 Chair of the Board of
                                 the YMCA of
                                 Metropolitan Chicago
                                 and a member of the
                                 Women's Board of the
                                 University of
                                 Chicago.

R. Craig Kennedy (55)            Trustee/Director/
1744 R Street, NW                Managing General
Washington, DC 20009             Partner of funds in
                                 the Fund Complex.


Howard J Kerr (71)               Trustee/Director/
14 Huron Trace                   Managing General
Galena, IL 61036                 Partner of funds in
                                 the Fund Complex.
                                 Director of the Lake
                                 Forest Bank & Trust.
                                 Director of the
                                 Marrow Foundation.

Jack E. Nelson (71)              Trustee/Director/
423 Country Club Drive           Managing General
Winter Park, FL 32789            Partner of funds in
                                 the Fund Complex.


Hugo F. Sonnenschein (66)        Trustee/Director/
1126 E. 59th Street              Managing General
Chicago, IL 60637                Partner of funds in
                                 the Fund Complex.
                                 Trustee of the
                                 University of
                                 Rochester and a
                                 member of its
                                 investment committee.
                                 Member of the
                                 National Academy of
                                 Sciences, the
                                 American
                                 Philosophical Society
                                 and a fellow of the
                                 American Academy of
                                 Arts and Sciences.

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer of the              72
815 Cumberstone Road                                      National Academy of Sciences/National
Harwood, MD 20776                                         Research Council, an independent, federally
                                                          chartered policy institution, from 2001 to
                                                          November 2003 and Chief Operating Officer
                                                          from 1993 to 2001. Prior to 1993, Executive
                                                          Director of the Commission on Behavioral
                                                          and Social Sciences and Education at the
                                                          National Academy of Sciences/National
                                                          Research Council. From 1980 through 1989,
                                                          Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee/Director/
815 Cumberstone Road             Managing General
Harwood, MD 20776                Partner of funds in
                                 the Fund Complex.
                                 Director of Fluor
                                 Corp., an
                                 engineering,
                                 procurement and
                                 construction
                                 organization, since
                                 January 2004.
                                 Director of
                                 Intelligent Medical
                                 Devices, Inc., a
                                 symptom based
                                 diagnostic tool for
                                 physicians and
                                 clinical labs.
                                 Director of the
                                 Institute for Defense
                                 Analyses, a federally
                                 funded research and
                                 development center,
                                 Director of the
                                 German Marshall Fund
                                 of the United States,
                                 Director of the Rocky
                                 Mountain Institute
                                 and Trustee of
                                 California Institute
                                 of Technology and the
                                 Colorado College.

                              INTERESTED TRUSTEE*

                                                                                                        NUMBER OF
                                            TERM OF                                                      FUNDS IN
                                           OFFICE AND                                                      FUND
                              POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Wayne W. Whalen* (67)         Trustee          +       Partner in the law firm of Skadden, Arps,            72
333 West Wacker Drive                                  Slate, Meagher & Flom LLP, legal counsel to
Chicago, IL 60606                                      funds in the Fund Complex.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee/Director/
333 West Wacker Drive         Managing General
Chicago, IL 60606             Partner of funds in
                              the Fund Complex.
                              Director of the
                              Abraham Lincoln
                              Presidential Library
                              Foundation.

---------------

 + See Table D below.

++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

 * Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment Officer --
London, GBR E14 4AD                                             Global Fixed Income of the same entities since December
                                                                2005. Managing Director and Director of Morgan Stanley
                                                                Investment Management Ltd. Director of Morgan Stanley
                                                                Investment Management (ACD) Limited since December 2003.
                                                                Vice President of Morgan Stanley Institutional and Retail
                                                                Funds since February 2006. Vice President of funds in the
                                                                Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel -- U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza -- Suite 100   Officer                         August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                   Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                      Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza -- Suite 100   Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
P.O. Box 5555                   Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                      2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.

---------------

+++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                               FUND COMPLEX
                                                               ---------------------------------------------
                                                                                AGGREGATE
                                                                AGGREGATE       ESTIMATED
                                                               PENSION OR        MAXIMUM           TOTAL
                                                               RETIREMENT        ANNUAL        COMPENSATION
                                                AGGREGATE       BENEFITS      BENEFITS FROM       BEFORE
                                               COMPENSATION    ACCRUED AS       THE FUND       DEFERRAL FROM
                                                 FROM THE        PART OF      COMPLEX UPON         FUND
                    NAME                         TRUST(1)      EXPENSES(2)    RETIREMENT(3)     COMPLEX(4)
                    ----                       ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch................................    $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate..............................     17,602          80,600         105,000          254,394
Rod Dammeyer.................................     17,577          64,051         105,000          259,418
Linda Hutton Heagy...........................     17,602          25,769         105,000          254,394
R. Craig Kennedy.............................     17,602          18,372         105,000          254,394
Howard J Kerr................................     17,577         140,735         143,750          259,418
Jack E. Nelson...............................     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein.........................     17,577          64,671         105,000          259,418
Suzanne H. Woolsey...........................     17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen..............................     17,577          67,997         105,000          259,418

---------------

(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.

(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A
                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM
                           THE TRUST AND EACH SERIES

                                                                       INDEPENDENT TRUSTEES
                                     FISCAL    --------------------------------------------------------------------
             FUND NAME              YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
             ---------              --------    ----     ------    --------    -----    -------    ----     ------
Aggressive Growth Fund.............   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858
Asset Allocation Conservative
 Fund..............................   3/31         469       469       469        469      469        469       469
Asset Allocation Moderate Fund.....   3/31         471       471       471        471      471        471       471
Asset Allocation Growth Fund.......   3/31         471       471       471        471      471        471       471
Core Equity Fund*..................   3/31           0         0         0          0        0          0         0
Disciplined Small Cap Value Fund...   3/31           0         0         0          0        0          0         0
Leaders Fund.......................   3/31       1,570     1,572     1,570      1,572    1,572      1,570     1,343
Mid Cap Growth Fund................   3/31       2,938     2,942     2,938      2,942    2,942      2,938     2,713
Select Growth Fund.................   3/31       1,528     1,531     1,528      1,531    1,531      1,528     1,302
Small Cap Growth Fund..............   3/31       1,814     1,817     1,814      1,817    1,817      1,814     1,588
Small Cap Value Fund...............   3/31       1,867     1,870     1,867      1,870    1,870      1,867     1,641
Small Company Growth Fund*.........   3/31           0         0         0          0        0          0         0
Utility Fund.......................   3/31       1,577     1,581     1,577      1,581    1,581      1,577     1,352
Value Opportunities Fund...........   3/31       1,788     1,791     1,788      1,791    1,791      1,788     1,562
                                               -------   -------   --------   -------   -------   -------   -------
 Equity Trust Total................            $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770
                                               =======   =======   =======    =======   =======   =======   =======

                                                              INTERESTED
                                      INDEPENDENT TRUSTEES     TRUSTEE
                                     ----------------------   ----------
             FUND NAME               SONNENSCHEIN   WOOLSEY     WHALEN
             ---------               ------------   -------     ------
Aggressive Growth Fund.............    $ 3,084      $3,087     $ 3,084
Asset Allocation Conservative
 Fund..............................        469         469         469
Asset Allocation Moderate Fund.....        471         471         471
Asset Allocation Growth Fund.......        471         471         471
Core Equity Fund*..................          0           0           0
Disciplined Small Cap Value Fund...          0           0           0
Leaders Fund.......................      1,570       1,572       1,570
Mid Cap Growth Fund................      2,938       2,942       2,938
Select Growth Fund.................      1,528       1,531       1,528
Small Cap Growth Fund..............      1,814       1,817       1,814
Small Cap Value Fund...............      1,867       1,870       1,867
Small Company Growth Fund*.........          0           0           0
Utility Fund.......................      1,577       1,581       1,577
Value Opportunities Fund...........      1,788       1,791       1,788
                                     ------------   -------   ----------
 Equity Trust Total................    $17,577      $17,602    $17,577
                                       =======      =======    =======

---------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE B

             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                                                                     INTERESTED
                                                                         INDEPENDENT TRUSTEES                         TRUSTEE
                                          FISCAL    --------------------------------------------------------------   ----------
               FUND NAME                 YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENCHEIN     WHALEN
               ---------                 --------   ------    --------    -----    -------   ------    -----------     ------
Aggressive Growth Fund.................    3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084      $ 3,084
Asset Allocation Conservative Fund.....    3/31         469       469        469      235        469         469          469
Asset Allocation Moderate Fund.........    3/31         471       471        471      236        471         471          471
Asset Allocation Growth Fund...........    3/31         471       471        471      236        471         471          471
Core Equity Fund*......................    3/31           0         0          0        0          0           0            0
Disciplined Small Cap Value Fund.......    3/31           0         0          0        0          0           0            0
Leaders Fund...........................    3/31       1,572     1,570      1,572      786      1,343       1,570        1,570
Mid Cap Growth Fund....................    3/31       2,942     2,938      2,942    1,471      2,713       2,938        2,938
Select Growth Fund.....................    3/31       1,531     1,528      1,531      766      1,302       1,528        1,528
Small Cap Growth Fund..................    3/31       1,817     1,814      1,817      909      1,588       1,814        1,814
Small Cap Value Fund...................    3/31       1,870     1,867      1,870      935      1,641       1,867        1,867
Small Company Growth Fund*.............    3/31           0         0          0        0          0           0            0
Utility Fund...........................    3/31       1,581     1,577      1,581      791      1,352       1,577        1,577
Value Opportunities Fund...............    3/31       1,791     1,788      1,791      896      1,562       1,788        1,788
                                                    -------   -------    -------   ------    -------     -------      -------
  Equity Trust Total...................             $17,602   $17,577    $17,602   $8,805    $15,770     $17,577      $17,577
                                                    =======   =======    =======   ======    =======     =======      =======

---------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                            CURRENT INDEPENDENT TRUSTEES
                               FISCAL    -------------------------------------------------------------------
         FUND NAME            YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY     NELSON    SONNENSCHEIN
         ---------            --------    ------    --------    -----     -------     ------    ------------
Aggressive Growth Fund......    3/31     $ 24,128   $ 9,767    $ 28,830   $12,403    $ 38,744     $11,302
Asset Allocation
 Conservative Fund..........    3/31          477       474         480       242         475         482
Asset Allocation Moderate
 Fund.......................    3/31          479       476         482       243         477         484
Asset Allocation Growth
 Fund.......................    3/31          479       476         482       243         477         484
Core Equity Fund*...........    3/31            0         0           0         0           0           0
Disciplined Small Cap Value
 Fund.......................    3/31            0         0           0         0           0           0
Leaders Fund................    3/31        1,684     1,669       1,722       866       1,428       1,728
Mid Cap Growth Fund.........    3/31       21,907     8,822      24,729    11,616      34,144      10,479
Select Growth Fund..........    3/31       12,766     5,641      12,711     3,723      12,654       6,667
Small Cap Growth Fund.......    3/31       10,201     5,602      10,323     2,611      10,216       6,565
Small Cap Value Fund........    3/31       12,903     6,154      12,505     3,677      12,678       7,214
Small Company Growth Fund*..    3/31            0         0           0         0           0           0
Utility Fund................    3/31       12,626     5,473      18,504    22,891      48,242       6,452
Value Opportunities Fund....    3/31        9,313     5,588       9,501     2,014       9,370       6,549
                                         --------   -------    --------   -------    --------     -------
 Equity Trust Total.........             $106,963   $50,142    $120,269   $60,529    $168,905     $58,406
                                         ========   =======    ========   =======    ========     =======

                                                             CURRENT
                                        FORMER              INTERESTED
                                 INDEPENDENT TRUSTEES        TRUSTEE
                              ---------------------------   ----------
         FUND NAME            BRANAGAN    REES     SISTO      WHALEN
         ---------            --------    ----     -----      ------
Aggressive Growth Fund......  $11,949    $    0   $ 3,945    $ 33,902
Asset Allocation
 Conservative Fund..........        0         0         0         477
Asset Allocation Moderate
 Fund.......................        0         0         0         479
Asset Allocation Growth
 Fund.......................        0         0         0         479
Core Equity Fund*...........        0         0         0           0
Disciplined Small Cap Value
 Fund.......................        0         0         0           0
Leaders Fund................        0         0         0       1,689
Mid Cap Growth Fund.........    9,648       226     3,173      29,798
Select Growth Fund..........    2,628         0       222      13,084
Small Cap Growth Fund.......    1,474         0         0      10,630
Small Cap Value Fund........    2,582         0       530      13,012
Small Company Growth Fund*..        0         0         0           0
Utility Fund................    7,996     1,979     4,199      30,239
Value Opportunities Fund....    1,057         0         0       9,787
                              -------    ------   -------    --------
 Equity Trust Total.........  $37,334    $2,205   $12,069    $143,576
                              =======    ======   =======    ========

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
           FUND NAME             ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
           ---------             ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Asset Allocation Conservative
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1995        2003        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                 OFFICERS
                                                  ----------------------------------------------------------------------
                   FUND NAME                      CHANG    DOBERMAN    GERMANY    ROBISON    SCHULDT    SHEA    SULLIVAN
                   ---------                      -----    --------    -------    -------    -------    ----    --------
Aggressive Growth Fund..........................  2003       2004       2006       2003       2007      2006      1996
Asset Allocation Conservative Fund..............  2006       2006       2006       2006       2007      2006      2006
Asset Allocation Moderate Fund..................  2006       2006       2006       2006       2007      2006      2006
Asset Allocation Growth Fund....................  2006       2006       2006       2006       2007      2006      2006
Core Equity Fund*...............................  2007       2007       2007       2007       2007      2007      2007
Disciplined Small Cap Value Fund................  2006       2006       2006       2006       2007      2006      2006
Leaders Fund....................................  2005       2005       2006       2005       2007      2005      2005
Mid Cap Growth Fund.............................  2003       2004       2006       2003       2007      2006      1996
Select Growth Fund..............................  2003       2004       2006       2003       2007      2006      2000
Small Cap Growth Fund...........................  2003       2004       2006       2003       2007      2006      2000
Small Cap Value Fund............................  2003       2004       2006       2003       2007      2006      1999
Small Company Growth Fund*......................  2003       2004       2006       2003       2007      2006      2000
Utility Fund....................................  2003       2004       2006       2003       2007      2006      1996
Value Opportunities Fund........................  2003       2004       2006       2003       2007      2006      2001

---------------

* Had not commenced investment operations as of March 31, 2007.

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                             TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN EACH  -----------------------------------------------------------------------------
SERIES OF THE TRUST                          ARCH      CHOATE    DAMMEYER    HEAGY       KENNEDY       KERR      NELSON
-----------------------------------------    ----      ------    --------    -----       -------       ----      ------
Aggressive Growth Fund...............        none       none      none        none     $1-$10,000      none       none
Asset Allocation Conservative Fund...        none       none      none        none        none         none       none
Asset Allocation Moderate Fund.......        none       none      none        none        none         none       none
Asset Allocation Growth Fund.........        none       none      none        none        none         none       none
Core Equity Fund*....................        none       none      none        none        none         none       none
Disciplined Small Cap Value Fund*....        none       none      none        none        none         none       none
Leaders Fund.........................        none       none      none        none     $1-$10,000      none       none
Mid Cap Growth Fund..................        none       none      none        none     $1-$10,000      none       none
Select Growth Fund...................        none       none      none        none     $1-$10,000      none       none
Small Cap Growth Fund................        none       none      none        none      $50,001-       none       none
                                                                                        $100,000
Small Cap Value Fund.................        none       none      none        none      $10,001-       none       none
                                                                                         $50,000
Small Company Growth Fund*...........        none       none      none        none        none         none       none
Utility Fund.........................        none       none      none        none     $1-$10,000      none       none
Value Opportunities Fund.............      $10,001-     none      none        none      $50,001-       none       none
                                           $50,000                                      $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
  SECURITIES IN ALL REGISTERED INVESTMENT
  COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX.......................        over     $10,001-    over      $50,001-      over         $1-        $1-
                                           $100,000   $50,000    $100,000   $100,000    $100,000     $10,000    $10,000

                                                  TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN EACH  -----------------------
SERIES OF THE TRUST                        SONNENSCHEIN   WOOLSEY
-----------------------------------------  ------------   -------
Aggressive Growth Fund...............         none          none
Asset Allocation Conservative Fund...         none          none
Asset Allocation Moderate Fund.......         none          none
Asset Allocation Growth Fund.........         none          none
Core Equity Fund*....................         none          none
Disciplined Small Cap Value Fund*....         none          none
Leaders Fund.........................         none          none
Mid Cap Growth Fund..................         none          none
Select Growth Fund...................         none          none
Small Cap Growth Fund................         none          none
Small Cap Value Fund.................         none          none
Small Company Growth Fund*...........         none          none
Utility Fund.........................         none          none
Value Opportunities Fund.............         none          none
AGGREGATE DOLLAR RANGE OF EQUITY
  SECURITIES IN ALL REGISTERED INVESTMENT
  COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX.......................       $50,001-        over
                                            $100,000      $100,000

INTERESTED TRUSTEE

                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................        none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................     $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000

---------------

* Had not commenced investment operations as of December 31, 2006.

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY SECURITIES AND                   TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES OF  --------------------------------------
THE TRUST                                  ARCH     CHOATE   DAMMEYER   HEAGY
---------------------------------------    ----     ------   --------   -----
Aggressive Growth Fund.................  $50,001-    none      none      none
                                         $100,000
Asset Allocation Conservative Fund.....    none      none      none      none
Asset Allocation Moderate Fund.........    none      none      none      none
Asset Allocation Growth Fund...........    none      none      none      none
Core Equity Fund*......................    none      none      none      none
Disciplined Small Cap Value Fund*......    none      none      none      none
Leaders Fund...........................    none      none      none      none
Mid Cap Growth Fund....................    none      none      none      none
Select Growth Fund.....................    none      none      none      none
Small Cap Growth Fund..................    none      none      none      none
Small Cap Value Fund...................    none      none      none      none
Small Company Growth Fund*.............    none      none      none      none
Utility Fund...........................    none      none      none      none
Value Opportunities Fund...............  $10,001-    none      none      none
                                         $50,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT COMPANIES
 OVERSEEN BY TRUSTEE IN THE FUND
 COMPLEX...............................    over      over      over      over
                                         $100,000  $100,000  $100,000  $100,000

DOLLAR RANGE OF EQUITY SECURITIES AND                         TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES OF  --------------------------------------------------
THE TRUST                                KENNEDY   KERR     NELSON   SONNENSCHEIN  WOOLSEY
---------------------------------------  -------   ----     ------   ------------  -------
Aggressive Growth Fund.................    $1-     none      over        none        none
                                         $10,000           $100,000
Asset Allocation Conservative Fund.....   none     none      none        none        none
Asset Allocation Moderate Fund.........   none     none      none        none        none
Asset Allocation Growth Fund...........   none     none      none        none        none
Core Equity Fund*......................   none     none      none        none        none
Disciplined Small Cap Value Fund*......   none     none      none        none        none
Leaders Fund...........................    $1-     none      none        none        none
                                         $10,000
Mid Cap Growth Fund....................    $1-     none      none        none        none
                                         $10,000
Select Growth Fund.....................    $1-     none      none        none        none
                                         $10,000
Small Cap Growth Fund..................  $50,001-  none      none        none        none
                                         $100,000
Small Cap Value Fund...................  $10,001-  none      none        none        none
                                         $50,000
Small Company Growth Fund*.............   none     none      none        none        none
Utility Fund...........................    $1-     none      none        none        none
                                         $10,000
Value Opportunities Fund...............  $50,001-  none      none        none        none
                                         $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT COMPANIES
 OVERSEEN BY TRUSTEE IN THE FUND
 COMPLEX...............................   over     over      over        over        over
                                         $100,000 $10,000  $100,000    $100,000    $100,000

INTERESTED TRUSTEE

                                                                                             TRUSTEE
                                                                                         ---------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES OF THE TRUST      WHALEN
---------------------------------------------------------------------------------------      ------
Aggressive Growth Fund...................................................                $10,001-$50,000
Asset Allocation Conservative Fund.......................................                  $1-$10,000
Asset Allocation Moderate Fund...........................................                  $1-$10,000
Asset Allocation Growth Fund.............................................                  $1-$10,000
Core Equity Fund*........................................................                     none
Disciplined Small Cap Value Fund*........................................                     none
Leaders Fund.............................................................                $10,001-$50,000
Mid Cap Growth Fund......................................................                     none
Select Growth Fund.......................................................                     none
Small Cap Growth Fund....................................................                  $1-$10,000
Small Cap Value Fund.....................................................                $10,001-$50,000
Small Company Growth Fund*...............................................                     none
Utility Fund.............................................................                     none
Value Opportunities Fund.................................................                  $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...........                 over $100,000

---------------

* Had not commenced investment operations as of December 31, 2006.

     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES

                                                                  FISCAL YEAR ENDED MARCH 31,
                                                              ------------------------------------
                                                                 2007         2006         2005
                                                              ----------   ----------   ----------
The Adviser received the approximate advisory fees of.......  $1,201,900   $1,581,400   $2,009,900

LITIGATION INVOLVING THE ADVISER

     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of March 31, 2007, Gary M. Lewis managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Dudley Brickhouse managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Janet Luby managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Matthew Hart managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Scott Miller managed six registered investment companies with a total of approximately $6.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Long-Term Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell 1000(R) Growth Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment teams(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Gary M. Lewis -- None;
     Dudley Brickhouse -- $10,001-$50,000;
     Janet Luby -- None;
     Matthew Hart -- None;
     Scott Miller -- None.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS

                                                               FISCAL YEAR ENDED
                                                                   MARCH 31,
                                                          ---------------------------
                                                           2007      2006      2005
                                                           ----      ----      ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund
  approximately*........................................  $58,300   $69,400   $52,400

---------------

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                             DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                    TOTAL            AMOUNTS
                                                                 UNDERWRITING      RETAINED BY
                                                                 COMMISSIONS       DISTRIBUTOR
                                                                 ------------      -----------
Fiscal year ended March 31, 2007...........................        $42,700           $6,800
Fiscal year ended March 31, 2006...........................        $52,600           $8,000
Fiscal year ended March 31, 2005...........................        $55,500           $8,100

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                         TOTAL SALES CHARGE
                                                      -------------------------         REALLOWED
                                                      AS % OF       AS % OF NET        TO DEALERS
                                                      OFFERING        AMOUNT            AS A % OF
               SIZE OF INVESTMENT                      PRICE         INVESTED        OFFERING PRICE
               ------------------                     --------      -----------      ---------------
Less than $50,000...............................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..................       4.75%           4.99%              4.00%
$100,000 but less than $250,000.................       3.75%           3.90%              3.00%
$250,000 but less than $500,000.................       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...............       2.00%           2.04%              1.75%
$1,000,000 or more..............................           *               *                  *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of March 31, 2007, there were approximately $24,889,300 and $624,700 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 26% and 3% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $81,503 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,123,937 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $843,319 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $280,618 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $227,616 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $10,264 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $217,352 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM)Program, Morgan Stanley Funds Portfolio Architect(SM)Program, the Morgan Stanley Personal Portfolio(SM)Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.

     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) American Century Retirement

Plan Services Inc., (ii) Franklin Templeton Investor Services, Inc., (iii) Charles Schwab & Co. Inc., (iv) GoldK Investment Services, Inc. (v) SunGard Institutional Brokerage Inc., (vi) ABN Amro Trust Services Co., (vii) AMVESCAP Retirement, Inc., (viii) Northern Trust Retirement Consulting, LLC, (ix) MetLife Securities, Inc., (x) ExpertPlan, (xi) Hartford Life Insurance Company, (xii) Hartford Securities Distribution Company, Inc., (xiii) JPMorgan Retirement Plan Services LLC, (xiv) Massachusetts Mutual Life Insurance Company, (xv) Reliance Trust Company and (xvi) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

                                                                               AFFILIATED
                                                                                BROKERS
                                                                             --------------
                                                                  ALL        MORGAN STANLEY
                                                                BROKERS          & CO.
Commissions Paid:                                               -------      --------------
  Fiscal year ended March 31, 2007.........................    $  450,639       $114,288
  Fiscal year ended March 31, 2006.........................    $  607,069       $198,478
  Fiscal year ended March 31, 2005.........................    $1,024,046       $312,169
Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions........................          25.36%
  Value of brokerage transactions with affiliate to total transactions...           8.66%

     During the fiscal year ended March 31, 2007, the Fund paid $368,285 in brokerage commissions on transactions totaling $377,915,175 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the

Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that the Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of the Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the Fund, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and the Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required (i) to include their respective pro rata portions of such taxes in their U.S. federal income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions or who does not satisfy a holding period requirement. Each shareholder of the Fund that may be eligible to file the election described in this paragraph will be notified whether the foreign taxes paid by the Fund will "pass through" for a taxable year and, if so, such notification will designate
(i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was -1.52%, (ii) the five-year period ended March 31, 2007 was 2.16% and (iii) the six-year, nine-month period from June 26, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was -8.50%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from June 26, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was -45.15%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from June 26, 2000 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was -41.80%.

CLASS B SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2007 was -1.63%, (ii) the five-year period ended March 31, 2007 was 2.31% and (iii) the six-year, nine-month period from June 26, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was -8.41%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from June 26, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was -44.80%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from June 26, 2000 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was -44.80%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was 2.56%, (ii) the five-year period ended March 31, 2007 was 2.62% and (iii) the six-year, nine-month period from June 26, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was -8.39%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class C Shares from June 26, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was -44.70%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class C Shares from June 26, 2000 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was -44.70%.

CLASS I SHARES

     There were no Class I Shares of the Fund outstanding as of March 31, 2007. Thus, there is no performance information available for Class I Shares as of that date.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                                     INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                                     ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust Company
  (*)..................................  Full portfolio         Daily basis                  (2)
                                         holdings
Institutional Shareholder Services
  (ISS) (proxy voting agent) (*).......  Full portfolio         Twice a month                (2)
                                         holdings
FT Interactive Data Pricing Service
  Provider (*).........................  Full portfolio         As needed                    (2)
                                         holdings
Van Kampen Investor Services Inc.
  (*)..................................  Full portfolio         As needed                    (2)
                                         holdings
David Hall (*).........................  Full portfolio         On a semi-annual             (3)
                                         holdings               and annual fiscal
                                                                basis
Windawi (*)............................  Full portfolio         On a semi-annual             (3)
                                         holdings               and annual fiscal
                                                                basis

NAME                                     INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                                     ---------------------  -------------------   -----------------
FUND RATING AGENCIES
Lipper (*).............................  Full portfolio         Monthly and           Approximately 1
                                         holdings               quarterly basis       day after
                                                                                      previous month
                                                                                      end and
                                                                                      approximately 30
                                                                                      days after
                                                                                      quarter end,
                                                                                      respectively
Morningstar (**).......................  Full portfolio         Quarterly basis       Approximately 30
                                         holdings                                     days after
                                                                                      quarter end
Standard & Poor's (*)..................  Full portfolio         Monthly               As of previous
                                         holdings                                     month end
CONSULTANTS AND ANALYSTS
Arnerich Massena & Associates, Inc.
  (*)..................................  Top Ten and Full       Quarterly basis (6)   Approximately
                                         portfolio holdings                           10-12 days after
                                                                                      quarter end
Bloomberg (*)..........................  Full portfolio         Quarterly basis       Approximately
                                         holdings                                     10-12 days after
                                                                                      quarter end
Callan Associates (*)..................  Top Ten and Full       Monthly and           Approximately
                                         portfolio holdings     quarterly basis,      10-12 days after
                                                                respectively (6)      month/quarter end
Cambridge Associates (*)...............  Top Ten and Full       Quarterly basis (6)   Approximately
                                         portfolio holdings                           10-12 days after
                                                                                      quarter end
CTC Consulting, Inc. (**) .............  Top Ten and Full       Quarterly basis       Approximately 15
                                         portfolio holdings                           days after
                                                                                      quarter end and
                                                                                      approximately 30
                                                                                      days after
                                                                                      quarter end,
                                                                                      respectively
Credit Suisse First Boston (*).........  Top Ten and Full       Monthly and           Approximately 10-
                                         portfolio holdings     quarterly basis,      12 days after
                                                                respectively (6)      month/quarter end
Evaluation Associates (*)..............  Top Ten and Full       Monthly and           Approximately 10-
                                         portfolio holdings     quarterly basis,      12 days after
                                                                respectively (6)      month/quarter end
Fund Evaluation Group (**).............  Top Ten portfolio      Quarterly basis       At least 15 days
                                         holdings (4)                                 after quarter end
Jeffrey Slocum & Associates (*)........  Full portfolio         Quarterly basis (6)   Approximately
                                         holdings (5)                                 10-12 days after
                                                                                      quarter end
Hammond Associates (**)................  Full portfolio         Quarterly basis       At least 30 days
                                         holdings (5)                                 after quarter end
Hartland & Co. (**)....................  Full portfolio         Quarterly basis       At least 30 days
                                         holdings (5)                                 after quarter end
Hewitt Associates (*)..................  Top Ten and Full       Monthly and           Approximately
                                         portfolio holdings     quarterly basis,      10-12 days after
                                                                respectively (6)      month/quarter end

NAME                                     INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                                     ---------------------  -------------------   -----------------
Merrill Lynch (*)......................  Full portfolio         Monthly basis         Approximately 1
                                         holdings                                     day after
                                                                                      previous month
                                                                                      end
Mobius (**)............................  Top Ten portfolio      Monthly basis         At least 15 days
                                         holdings (4)                                 after month end
Nelsons (**)...........................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                                      after quarter end
Prime Buchholz & Associates, Inc.
  (**).................................  Full portfolio         Quarterly basis       At least 30 days
                                         holdings (5)                                 after quarter end
PSN (**)...............................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                                      after quarter end
PFM Asset Management LLC (*)...........  Top Ten and Full       Quarterly basis (6)   Approximately
                                         portfolio holdings                           10-12 days after
                                                                                      quarter end
Russell Investment Group/Russell/Mellon
  Analytical Services, Inc. (**).......  Top Ten and Full       Monthly and           At least 15 days
                                         portfolio holdings     quarterly basis       after month end
                                                                                      and at least 30
                                                                                      days after
                                                                                      quarter end,
                                                                                      respectively
Stratford Advisory Group, Inc. (*).....  Top Ten portfolio      Quarterly basis (6)   Approximately
                                         holdings (7)                                 10-12 days after
                                                                                      quarter end
Thompson Financial (**)................  Full portfolio         Quarterly basis       At least 30 days
                                         holdings (5)                                 after quarter end
Watershed Investment
  Consultants, Inc. (*)................  Top Ten and Full       Quarterly basis (6)   Approximately
                                         portfolio holdings                           10-12 days after
                                                                                      quarter end
Yanni Partners (**)....................  Top Ten portfolio      Quarterly basis       At least 15 days
                                         holdings (4)                                 after quarter end
PORTFOLIO ANALYTICS PROVIDER Fact Set
  (*)..................................  Complete portfolio     Daily                 One day
                                         holdings

---------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.

     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

     - Approval of financial statements and auditor reports.

     - General updating/corrective amendments to the charter.

     - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

          c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

          e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1.  We generally support the following:

     - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

     - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

     - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

     - Proposals to authorize share repurchase plans.

     - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

     - Proposals to effect stock splits.

     - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     - Proposals for higher dividend payouts.

     2.  We generally oppose the following (notwithstanding management support):

     - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

     - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

     - Proposals to create "blank check" preferred stock.

     - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1.  We generally support the following proposals:

     - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

     - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

     - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

     - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                                                                      APPENDIX D

                         PRO FORMA FINANCIAL STATEMENTS

     The following presents the pro forma financial statements for the combination of Van Kampen Select Growth Fund and Van Kampen Equity Growth Fund. The statements are presented as of September 30, 2007.

     The unaudited Pro Forma Portfolio of Investments and Pro Forma Combined Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on September 30, 2007. The Pro Forma Combined Statement of Operations reflects the results of operations for the twelve months ended September 30, 2007 as if the merger were completed on October 1, 2006. The pro forma statements give effect to the proposed exchange of Van Kampen Equity Growth Fund shares for the assets and liabilities of Van Kampen Select Growth Fund, with Van Kampen Equity Growth Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen Equity Growth Fund will sell any securities of Van Kampen Select Growth Fund acquired in the Reorganization other than in the ordinary course of business. As of September 30, 2007, it would not have been necessary for Van Kampen Equity Growth Fund to sell any securities of Van Kampen Select Growth Fund acquired in the Reorganization in order to comply with the investment restrictions of Van Kampen Equity Growth Fund, the surviving entity.

                          VAN KAMPEN SELECT GROWTH FUND
                          VAN KAMPEN EQUITY GROWTH FUND
                  PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2007

                                   (UNAUDITED)

                                         SELECT      EQUITY                   SELECT         EQUTIY        PROFORMA
                                         GROWTH      GROWTH     PROFORMA      GROWTH         GROWTH        COMBINED
                                          FUND        FUND      COMBINED      MARKET         MARKET         MARKET
DESCRIPTION                              SHARES      SHARES      SHARES        VALUE          VALUE          VALUE
-----------                            ---------   ---------   ---------   ------------   ------------   ------------
COMMON STOCKS 99.9%
AEROSPACE & DEFENSE 1.8%
Alliant Techsystems, Inc. (a)              5,847          --       5,847   $    639,077             --   $    639,077
Honeywell International, Inc.             23,128          --      23,128      1,375,422             --      1,375,422
Precision Castparts Corp.                 42,626          --      42,626      6,307,796             --      6,307,796
                                                                           ------------   ------------   ------------
                                                                              8,322,295             --      8,322,295
                                                                           ------------   ------------   ------------
AIR FREIGHT & LOGISTICS 1.7%
C.H. Robinson Worldwide, Inc.             43,568     102,332     145,900      2,365,307   $  5,555,604      7,920,911
                                                                           ------------   ------------   ------------
APPAREL, ACCESSORIES & LUXURY
   GOODS 0.3%
Coach, Inc. (a)                           33,578          --      33,578      1,587,232             --      1,587,232
                                                                           ------------   ------------   ------------
APPAREL RETAIL 2.1%
Abercrombie & Fitch Co., Class A          22,501      76,605      99,106      1,815,831      6,182,024      7,997,855
TJX Cos., Inc.                            59,719          --      59,719      1,736,031             --      1,736,031
                                                                           ------------   ------------   ------------
                                                                              3,551,862      6,182,024      9,733,886
                                                                           ------------   ------------   ------------
ASSET MANAGEMENT & CUSTODY
   BANKS 0.2%
Janus Capital Group, Inc.                 36,026          --      36,026      1,018,815             --      1,018,815
                                                                           ------------   ------------   ------------
AUTO PARTS & EQUIPMENT 0.3%
Johnson Controls, Inc.                    13,570          --      13,570      1,602,753             --      1,602,753
                                                                           ------------   ------------   ------------
BIOTECHNOLOGY 1.9%
Celgene Corp. (a)                         24,363          --      24,363      1,737,326             --      1,737,326
Genentech, Inc. (a)                        9,712      48,143      57,855        757,730      3,756,117      4,513,847
Gilead Sciences, Inc. (a)                 62,309          --      62,309      2,546,569             --      2,546,569
                                                                           ------------   ------------   ------------
                                                                              5,041,625      3,756,117      8,797,742
                                                                           ------------   ------------   ------------
BROADCASTING & CABLE TV 2.4%
Grupo Televisa, SA - ADR (Mexico)        147,640     306,624     454,264      3,568,459      7,411,102     10,979,561
                                                                           ------------   ------------   ------------
CASINOS & GAMING 1.6%
Wynn Resorts Ltd. (a)                     15,231      31,378      46,609      2,399,796      4,943,918      7,343,714
                                                                           ------------   ------------   ------------
COMMUNICATIONS EQUIPMENT 7.1%
3Com Corp. (a)                           612,122   1,261,036   1,873,158      3,023,882      6,229,518      9,253,400
Corning, Inc.                            273,715     563,881     837,596      6,747,075     13,899,667     20,646,742
Juniper Networks, Inc. (a)                13,974          --      13,974        511,588             --        511,588
Nokia Oyj - ADR (Finland)                 60,444          --      60,444      2,292,641             --      2,292,641
                                                                           ------------   ------------   ------------
                                                                             12,575,186     20,129,185     32,704,371
                                                                           ------------   ------------   ------------
COMPUTER & ELECTRONICS RETAIL 0.3%
GameStop Corp., Class A (a)               24,968          --      24,968      1,406,947             --      1,406,947
                                                                           ------------   ------------   ------------
COMPUTER HARDWARE 6.6%
Apple, Inc. (a)                           34,542      71,161     105,703      5,303,579     10,926,060     16,229,639
Dell, Inc. (a)                           115,743     238,443     354,186      3,194,507      6,581,027      9,775,534
Hewlett-Packard Co.                       61,589          --      61,589      3,066,516             --      3,066,516
IBM Corp.                                 13,200          --      13,200      1,554,960             --      1,554,960
                                                                           ------------   ------------   ------------
                                                                             13,119,562     17,507,087     30,626,649
                                                                           ------------   ------------   ------------
COMPUTER STORAGE & PERIPHERALS 0.2%
EMC Corp. (a)                             52,500          --      52,500      1,092,000             --      1,092,000
                                                                           ------------   ------------   ------------
CONSTRUCTION & FARM MACHINERY &
   HEAVY TRUCKS 0.4%
Deere & Co.                               11,552          --      11,552      1,714,548             --      1,714,548
                                                                           ------------   ------------   ------------
CONSTRUCTION MATERIALS 0.9%
Cemex, SAB de CV - ADR (Mexico) (a)        2,100     137,209     139,309         62,832      4,105,293      4,168,125
                                                                           ------------   ------------   ------------
CONSUMER FINANCE 2.9%
American Express Co.                      19,167     204,978     224,145      1,137,945     12,169,544     13,307,489
                                                                           ------------   ------------   ------------
DEPARTMENT STORES 2.4%
Sears Holdings Corp. (a)                   7,400      78,865      86,265        941,280     10,031,628     10,972,908
                                                                           ------------   ------------   ------------

                                         SELECT      EQUITY                   SELECT         EQUTIY        PROFORMA
                                         GROWTH      GROWTH     PROFORMA      GROWTH         GROWTH        COMBINED
                                          FUND        FUND      COMBINED      MARKET         MARKET         MARKET
DESCRIPTION                              SHARES      SHARES      SHARES        VALUE          VALUE          VALUE
-----------                            ---------   ---------   ---------   ------------   ------------   ------------
DIVERSIFIED BANKS 2.8%
ICICI Bank Ltd. (INR) (India)                 --     309,197     309,197             --      8,243,701      8,243,701
ICICI Bank Ltd. - ADR (India)                 --      89,711      89,711             --      4,729,564      4,729,564
                                                                           ------------   ------------   ------------
                                                                                     --     12,973,265     12,973,265
                                                                           ------------   ------------   ------------
DIVERSIFIED COMMERCIAL &
   PROFESSIONAL SERVICES 1.7%
Corporate Executive Board Co.             11,400      94,714     106,114        846,336      7,031,567      7,877,903
                                                                           ------------   ------------   ------------
DIVERSIFIED METALS & MINING 0.3%
Southern Copper Corp.                     12,250          --      12,250      1,516,917             --      1,516,917
                                                                           ------------   ------------   ------------
DRUG RETAIL 0.3%
CVS Caremark Corp.                        36,874          --      36,874      1,461,317             --      1,461,317
                                                                           ------------   ------------   ------------
ELECTRIC UTILITIES 0.2%
Exelon Corp.                              14,600          --      14,600      1,100,256             --      1,100,256
                                                                           ------------   ------------   ------------
FERTILIZERS & AGRICULTURAL
   CHEMICALS 6.8%
Monsanto Co.                              68,800     296,671     365,471      5,898,912     25,436,572     31,335,484
                                                                           ------------   ------------   ------------
FOOTWEAR 1.9%
Crocs, Inc. (a)                            8,517          --       8,517        572,768             --        572,768
NIKE, Inc., Class B                       26,675     109,908     136,583      1,564,756      6,447,203      8,011,959
                                                                           ------------   ------------   ------------
                                                                              2,137,524      6,447,203      8,584,727
                                                                           ------------   ------------   ------------
HEALTH CARE EQUIPMENT 0.5%
Baxter International, Inc.                41,318          --      41,318      2,325,377             --      2,325,377
                                                                           ------------   ------------   ------------
HEAVY ELECTRICAL EQUIPMENT 0.1%
ABB Ltd. - ADR (Switzerland)              23,968          --      23,968        628,681             --        628,681
                                                                           ------------   ------------   ------------
HOTELS, RESORTS & CRUISE LINES 2.7%
Ctrip.com International Ltd. - ADR
   (Cayman Islands)                       32,430     208,320     240,750      1,679,874     10,790,976     12,470,850
                                                                           ------------   ------------   ------------
HOUSEHOLD PRODUCTS 0.3%
Procter & Gamble Co.                      21,748          --      21,748      1,529,754             --      1,529,754
                                                                           ------------   ------------   ------------
HYPERMARKETS & SUPER CENTERS 2.1%
Costco Wholesale Corp.                    50,766     104,583     155,349      3,115,509      6,418,259      9,533,768
                                                                           ------------   ------------   ------------
INDUSTRIAL CONGLOMERATES 0.3%
3M Co.                                    14,571          --      14,571      1,363,554             --      1,363,554
                                                                           ------------   ------------   ------------
INTERNET RETAIL 2.0%
Amazon.com, Inc. (a)                      27,675      69,706      97,381      2,577,926      6,493,114      9,071,040
                                                                           ------------   ------------   ------------
INTERNET SOFTWARE & SERVICES 9.8%
eBay, Inc. (a)                           137,142     282,527     419,669      5,351,281     11,024,203     16,375,484
Google, Inc., Class A (a)                 13,533      29,170      42,703      7,676,865     16,547,266     24,224,131
Yahoo!, Inc. (a)                          12,628     165,140     177,768        338,935      4,432,358      4,771,293
                                                                           ------------   ------------   ------------
                                                                             13,367,081     32,003,827     45,370,908
                                                                           ------------   ------------   ------------
INVESTMENT BANKING & BROKERAGE 0.5%
Goldman Sachs Group, Inc.                 11,247          --      11,247      2,437,675             --      2,437,675
                                                                           ------------   ------------   ------------
LEISURE PRODUCTS 2.9%
ARUZE CORP. (JPY) (Japan)                 96,600     199,100     295,700      4,305,855      8,874,696     13,180,551
                                                                           ------------   ------------   ------------
MANAGED HEALTH CARE 3.4%
UnitedHealth Group, Inc.                  52,196     268,823     321,019      2,527,852     13,019,098     15,546,950
                                                                           ------------   ------------   ------------
MARINE PORTS & SERVICES 4.9%
China Merchants Holdings
   International Co., Ltd. (HKD)
   (Hong Kong)                         1,198,000   2,468,306   3,666,306      7,458,749     15,367,676     22,826,425
                                                                           ------------   ------------   ------------
MOTORCYCLE MANUFACTURERS 0.8%
Harley-Davidson, Inc.                     23,706      56,473      80,179      1,095,454      2,609,617      3,705,071
                                                                           ------------   ------------   ------------
MULTI-LINE INSURANCE 0.4%
Loews Corp.                               39,600          --      39,600      1,914,660             --      1,914,660
                                                                           ------------   ------------   ------------
OIL & GAS EQUIPMENT & SERVICES 1.2%
National-Oilwell Varco, Inc. (a)           6,973          --       6,973      1,007,598             --      1,007,598
Schlumberger Ltd.
   (Netherlands Antilles)                 41,767          --      41,767      4,385,535             --      4,385,535
                                                                           ------------   ------------   ------------
                                                                              5,393,133             --      5,393,133
                                                                           ------------   ------------   ------------
OIL & GAS EXPLORATION &
   PRODUCTION 3.8%
Devon Energy Corp.                        18,651          --      18,651      1,551,763             --      1,551,763
EOG Resources, Inc.                       13,692          --      13,692        990,343             --        990,343
Ultra Petroleum Corp. (Canada) (a) .      44,500     199,200     243,700      2,760,780     12,358,368     15,119,148
                                                                           ------------   ------------   ------------
                                                                              5,302,886     12,358,368     17,661,254
                                                                           ------------   ------------   ------------
OIL & GAS REFINING & MARKETING 0.2%
Valero Energy Corp.                       15,000          --      15,000      1,007,700             --      1,007,700
                                                                           ------------   ------------   ------------
OTHER DIVERSIFIED FINANCIAL
   SERVICES 0.4%
JPMorgan Chase & Co.                      37,497          --      37,497      1,718,113             --      1,718,113
                                                                           ------------   ------------   ------------
PHARMACEUTICALS 0.5%
Abbott Laboratories                       21,585          --      21,585      1,157,388             --      1,157,388
Roche Holdings AG - ADR
   (Switzerland)                          11,128          --      11,128      1,005,445             --      1,005,445
                                                                           ------------   ------------   ------------
                                                                              2,162,833             --      2,162,833
                                                                           ------------   ------------   ------------
PROPERTY & CASUALTY INSURANCE 1.7%
Berkshire Hathaway, Inc.,
   Class B (a)                               204       1,812       2,016        806,208      7,161,024      7,967,232
                                                                           ------------   ------------   ------------

                                         SELECT      EQUITY                   SELECT         EQUTIY        PROFORMA
                                         GROWTH      GROWTH     PROFORMA      GROWTH         GROWTH        COMBINED
                                          FUND        FUND      COMBINED      MARKET         MARKET         MARKET
DESCRIPTION                              SHARES      SHARES      SHARES        VALUE          VALUE          VALUE
-----------                            ---------   ---------   ---------   ------------   ------------   ------------
REAL ESTATE MANAGEMENT &
   DEVELOPMENT 3.1%
Brookfield Asset Management, Inc.,
   Class A (Canada)                       83,054     293,660     376,714      3,197,579     11,305,910     14,503,489
                                                                           ------------   ------------   ------------
REINSURANCE 0.6%
Greenlight Capital Re Ltd., Class A
   (Cayman Islands) (a)                    2,086     123,387     125,473         42,304      2,502,288      2,544,592
                                                                           ------------   ------------   ------------
SEMICONDUCTORS 2.2%
Intel Corp.                               84,000          --      84,000      2,172,240             --      2,172,240
Marvell Technology Group Ltd.
   (Bermuda) (a)                              --     395,102     395,102             --      6,467,820      6,467,820
Texas Instruments, Inc.                   42,331          --      42,331      1,548,891             --      1,548,891
                                                                           ------------   ------------   ------------
                                                                              3,721,131      6,467,820     10,188,951
                                                                           ------------   ------------   ------------
SOFT DRINKS 0.3%
PepsiCo, Inc.                             17,415          --      17,415      1,275,823             --      1,275,823
                                                                           ------------   ------------   ------------
SPECIALIZED FINANCE 4.3%
CME Group, Inc.                            3,764       7,757      11,521      2,210,785      4,556,074      6,766,859
IntercontinentalExchange, Inc. (a).       11,355          --      11,355      1,724,825             --      1,724,825
Moody's Corp.                             20,700     207,710     228,410      1,043,280     10,468,584     11,511,864
                                                                           ------------   ------------   ------------
                                                                              4,978,890     15,024,658     20,003,548
                                                                           ------------   ------------   ------------
SYSTEMS SOFTWARE 0.6%
Microsoft Corp.                           41,248          --      41,248      1,215,166             --      1,215,166
VMware, Inc., Class A (a)                  4,878      13,216      18,094        414,630      1,123,360      1,537,990
                                                                           ------------   ------------   ------------
                                                                              1,629,796      1,123,360      2,753,156
                                                                           ------------   ------------   ------------
WIRELESS TELECOMMUNICATION
   SERVICES 3.2%
America Movil, SA de CV, Ser L - ADR
   (Mexico)                               60,186     153,089     213,275      3,851,904      9,797,696     13,649,600
Vimpel-Communications - ADR (Russia)      43,938          --      43,938      1,188,083             --      1,188,083
                                                                           ------------   ------------   ------------
                                                                              5,039,987      9,797,696     14,837,683
                                                                           ------------   ------------   ------------
                                                                           ------------   ------------   ------------
TOTAL LONG-TERM INVESTMENTS 99.9%
(Cost $361,688,443)                                                         157,074,090    304,998,496    462,072,586
                                                                           ------------   ------------   ------------
REPURCHASE AGREEMENTS 4.0%
Banc of America Securities
   ($6,042,465 par collateralized by
   U.S. Government obligations in a
   pooled cash account, interest
   rate of 5.10%, dated 09/28/07, to
   be sold on 10/01/07 at
   $6,045,033)                                                                2,755,301      3,287,164      6,042,465
Citigroup Global Markets, Inc.
   ($5,371,080 par collateralized by
   U.S. Government obligations in a
   pooled cash account, interest
   rate of 4.90%, dated 09/28/07, to
   be sold on 10/01/07 at
   $5,373,273)                                                                2,449,156      2,921,924      5,371,080
State Street Bank & Trust Co.
   ($6,968,455 par collateralized by
   U.S. Government obligations in a
   pooled cash account, interest
   rate of 4.55%, dated 09/28/07, to
   be sold on 10/01/07 at
   $6,971,098)                                                                3,177,543      3,790,912      6,968,455
TOTAL REPURCHASE AGREEMENTS
(Cost $18,382,000)                                                            8,382,000     10,000,000     18,382,000
                                                                           ------------   ------------   ------------
TOTAL INVESTMENTS 103.9%
(Cost $380,070,443)                                                         165,456,090    314,998,496    480,454,586
                                                                           ------------   ------------   ------------
FOREIGN CURRENCY 0.0%
(Cost $128)                                                                          --            128            128
LIABILITIES IN EXCESS OF OTHER
   ASSETS (3.9%)                                                            (17,227,382)      (972,140)   (18,199,522)
                                                                           ------------   ------------   ------------
NET ASSETS 100.0%                                                          $148,228,708   $314,026,484   $462,255,192(b)
                                                                           ============   ============   ============

Percentages represent pro forma combined market values as a percentage of pro forma net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

(b) Does not reflect a non-recurring cost associated with this transaction of approxiamately $479,000 that will be borne by the Van Kampen Select Growth Fund.

ADR - American Depositary Receipt

HKD - Hong Kong Dollar

INR - India Rupee

JPY - Japan Yen

          VAN KAMPEN SELECT GROWTH FUND - VAN KAMPEN EQUITY GROWTH FUND
             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2007
                                   (Unaudited)
                              Amounts in Thousands

                                         Select      Equity
                                         Growth      Growth    Pro Forma        Pro Forma
                                          Fund        Fund     Adjustments      Combined
                                       ---------   ---------   -----------     -----------
Total Investments (Cost of $145,430,
   $234,641, and $380,071,
   respectively) ...................   $ 165,456   $ 314,999            --     $   480,455
Foreign Currency ...................                       0            --
Cash ...............................           1           1            --               2
Receivables:
   Investments Sold ................      40,927         796            --          41,723
   Fund Shares Sold ................          52         761            --             813
   Dividends .......................          50         145            --             195
   Interest ........................           3           4            --               7
Other ..............................          79         256            --             335
                                       ---------   ---------   -----------     -----------
      Total Assets .................     206,568     316,962            --         523,530
                                       ---------   ---------   -----------     -----------
Payables:
   Investments Purchased ...........      57,342       1,839            --          59,181
   Fund Shares Repurchased .........         360         287            --             647
   Distributor and Affiliates ......         221          51            --             272
   Investment Advisory Fee .........          67         121            --             188
Directors' Deferred Compensation and
   Retirement Plans ................         135         335            --             470
Accrued Expenses ...................         214         303            --             517
Accrued Merger Costs ...............           0           0   $       479(1)          479
                                       ---------   ---------   -----------     -----------
      Total Liabilities ............      58,339       2,936           479          61,754
                                       ---------   ---------   -----------     -----------
NET ASSETS .........................   $ 148,229   $ 314,026         ($479)    $   461,776
                                       =========   =========   ===========     ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per
   share) ..........................   $ 807,607   $ 372,976          (479)(1) $ 1,180,104
Net Unrealized Appreciation ........      20,012      80,264            --         100,276
Accumulated Net Investment Loss ....      (1,152)       (660)           --          (1,812)
Accumulated Net Realized Loss ......    (678,238)   (138,554)           --        (816,792)
                                       ---------   ---------   -----------     -----------
NET ASSETS .........................   $ 148,229   $ 314,026         ($479)    $   461,776
                                       =========   =========   ===========     ===========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE:
   CLASS A
      Net Assets ...................   $  31,170   $ 207,933          (101)(1) $   239,002
      Shares Outstanding ...........       4,620      15,001        (2,378)(2)      17,243
                                       ---------   ---------                   -----------
      Net Asset Value and Redemption
         Price Per Share ...........        6.75       13.86                         13.86
      Maximum Sales Charge (5.75%*
         of offering price) ........        0.41        0.84                          0.84
                                       ---------   ---------                   -----------
      Maximun Offering Price to
         Public ....................   $    7.16   $   14.70                   $     14.70
                                       =========   =========                   ===========
   CLASS B
      Net Assets ...................   $  95,153   $  74,562          (307)(1) $   169,408
      Shares Outstanding ...........      14,910       5,736        (7,614)(2)      13,032
                                       ---------   ---------                   -----------
      Net Asset Value and Offering
         Price Per Share ...........   $    6.38   $   13.00                   $     13.00
                                       =========   =========                   ===========
   CLASS C
      Net Assets ...................   $  21,906   $  30,116           (71)(1) $    51,951
      Shares Outstanding ...........       3,432       2,322        (1,748)(2)       4,006
                                       ---------   ---------                   -----------
      Net Asset Value and Offering
         Price Per Share ...........   $    6.38   $   12.97                   $     12.97
                                       =========   =========                   ===========
   CLASS I
      Net Assets ...................   $       0   $   1,415             0 (1) $     1,415
      Shares Outstanding ...........           0         102             0 (2)         102
                                       ---------   ---------                   -----------
      Net Asset Value and Offering
         Price Per Share ...........   $    0.00   $   13.93                   $     13.93
                                       =========   =========                   ===========

*    On sales of $50,000 or more, the sales charge will be reduced.

(1) A non-recurring cost associated with this transaction of approximately $479,000 will be incurred, all of which will be borne by the Van Kampen Select Growth Fund.

(2) The pro forma statements presume the issuance by Van Kampen Equity Growth Fund of approximately 2,242,000 Class A shares, 7,296,000 Class B shares, and 1,684,000 Class C shares in exchange for the assets and liabilities of the Van Kampen Select Growth Fund.

          VAN KAMPEN SELECT GROWTH FUND - VAN KAMPEN EQUITY GROWTH FUND
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 For the Twelve Months Ended September 30, 2007
                                   (Unaudited)
                              Amounts in Thousands

                                         Select      Equity
                                         Growth      Growth    Pro Forma      Pro Forma
                                          Fund        Fund     Adjustments    Combined
                                       ---------   ---------   -----------   -----------
INVESTMENT INCOME:
   Dividends .......................   $  1,052    $  2,056             --    $  3,108
   Interest ........................         87         134             --         221
   Other ...........................         --          --             --          --
                                       --------    --------    -----------    --------
      Total Income .................      1,139       2,190             --       3,329
                                       --------    --------    -----------    --------
EXPENSES:
   Investment Advisory Fee (1) .....      1,115       1,448           (370)      2,193
   Distribution (12b-1) and Service
      Fees .........................
      Class A ......................         74         463             --         537
      Class B ......................        977         323             --       1,300
      Class C ......................        213         282             --         495
   Transfer Agent Fees .............        670         930             --       1,600
   Reports to Shareholders (2) .....        102         139             (7)        234
   Professional Fees (2) ...........         58          73            (33)         98
   Accounting and Administrative
      Expenses (2) .................         47          74            (28)         93
   Registration Fees ...............         33          59             --          92
   Custody .........................         19          40             --          59
   Directors' Fees and Related
      Expenses (2) .................         31          33            (13)         51
   All Other Expenses (2) ..........         21          27             (5)         43
                                       --------    --------    -----------    --------
      Total Expense ................      3,360       3,891           (456)      6,795
      Investment Advisory Fee
         Reduction .................        109          --             66(3)      175
      Less Credits Earned on Cash
         Balances ..................          3          10             --          13
                                       --------    --------    -----------    --------
      Net Expenses .................      3,248       3,881           (522)      6,607
                                       --------    --------    -----------    --------
NET INVESTMENT LOSS ................   ($ 2,109)   ($ 1,691)   $       522     ($3,278)
                                       ========    ========    ===========    ========
REALIZED AND UNREALIZED GAIN/LOSS:
   Net Realized Gain ...............   $ 25,614    $ 27,796                   $ 53,410
   Net Unrealized
      Appreciation/Depreciation
      During the Period ............     11,401      45,007             --      56,408
                                       --------    --------    -----------    --------
NET REALIZED AND UNREALIZED GAIN ...   $ 37,015    $ 72,803    $         0    $109,818
                                       ========    ========    ===========    ========
NET INCREASE IN NET ASSETS FROM
   OPERATIONS ......................   $ 34,906    $ 71,112    $       522    $106,540
                                       ========    ========    ===========    ========

(1)  Reflects the difference in the investment advisory fee of the two funds.

(2) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(3) The Advisor has agreed, for at least one year following the the Reorganization, to waive management fees or reimburse other expenses so the Acquiring Fund's total operating expenses as a percentage of the average daily net assets do not exceed do not exceed the Acquiring Fund's total operating expenses as a percentage of the average daily not assets immediately prior to the Reorganization.

VAN KAMPEN SELECT GROWTH FUND-VAN KAMPEN EQUITY GROWTH FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS
SEPTEMBER 30, 2007
(Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Acquiring Fund, Van Kampen Equity Growth Fund (the "Acquiring Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Acquiring Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Acquiring Fund commenced operations on May 28, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

     The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Acquiring Fund may invest in repurchase agreements, which are short-term investments in which the Acquiring Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Acquiring Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Acquiring Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Acquiring Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Acquiring Fund are recorded on the ex-distribution date.

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Reference is made to Article VII of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

        1.1    Articles of Amendment and Restatement(1)
        1.2    Articles Supplementary (adding Registrant's Japanese Equity
               Fund) to the Amended and Restated Articles of Incorporation(2)
        1.3    Articles Supplementary (adding Registrant's Global Equity,
               Emerging Market Debt, Mid Cap Growth, Equity Growth and
               Value Funds) to the Amended and Restated Articles of
               Incorporation(3)
        1.4    Articles Supplementary (changing the name of Morgan Stanley
               Equity Growth to Van Kampen Equity Growth) to the Amended and Restated Articles of Incorporation(6)
        1.5    Articles Supplementary (adding Registrant's Global Franchise
               Fund) to the Amended and Restated Articles of Incorporation(6)
        1.6 Articles of Amendment (changing the corporate name from Morgan Stanley Fund, Inc. to Van Kampen Series Fund,
               Inc.)(7)
        1.7    Articles Supplementary (changing the name of each fund)(7)
        1.8    Articles Supplementary (changing the name of Van Kampen
               Aggressive Equity Fund to Van Kampen Focus Equity Fund)(9)
        1.9    Articles Supplementary (changing the name of Van Kampen
               Global Franchise Fund to Van Kampen Tax Managed Global
               Franchise Fund)(10)
        1.10   Articles Supplementary (changing the name of Van Kampen
               Asian Growth Fund to Van Kampen Asian Equity Fund; Van
               Kampen European Equity Fund to Van Kampen European Value
               Equity Fund; Van Kampen Global Equity Fund to Van Kampen
               Global Value Equity Fund and Van Kampen Tax Managed Global
               Franchise Fund to Van Kampen Global Franchise Fund,) to the
               Amended and Restated Articles of Incorporation(12)
        1.11   Articles Supplementary (changing the name of Van Kampen
               Worldwide High Income Fund to Van Kampen Emerging Markets
               Income Fund) to the Amended and Restated Articles of
               Incorporation(13)
        1.12   Articles Supplementary (adding Class I Shares) to the
               Amended and Restated Articles of Incorporation(15)
        1.13 Articles Supplementary (representing the termination of the Van Kampen European Value Equity Fund) to the Amended and
               Restated Articles of Incorporation(16)
        1.14 Articles Supplementary (representing the termination of the Van Kampen International Magnum Fund) to the Amended and
               Restated Articles of Incorporation(16)

        1.15 Articles Supplementary (representing the termination of the Van Kampen Focus Equity Fund) to the Amended and Restated
               Articles of Incorporation(16)
        1.16 Articles Supplementary (representing the termination of the Van Kampen Emerging Markets Income Fund) to the Amended and
               Restated Articles of Incorporation(16)
        1.17   Articles Supplementary (adding Class R Shares To Van Kampen
               American Value Fund) to the Amended and Restated Articles of
               Incorporation(18)
        2.     Second Amended and Restated By-Laws(18)
        3.     Not applicable
        4.     Form of Agreement and Plan of Reorganization+
        5.1 Specimen stock certificates relating to all of the Funds of the Registrant(4)
        5.2 Specimen Class I Shares stock certificates relating to relevant Funds of the Registrant(15)
        5.3    Specimen Class R Shares stock certificate relating to Van
               Kampen American Value Fund(18)
        6.1.1  Investment Advisory Agreement(11)
        6.1.1  Amendment to the Investment Advisory Agreement(18)
        6.2    Investment Sub-Advisory Agreement between Van Kampen
               Investment Advisory Corp. and Morgan Stanley Investment
               Management Company(13)
        6.3    Investment Sub-Advisory Agreement between Van Kampen
               Investment Advisory Corp. and Morgan Stanley Investment
               Management Limited(13)
        6.4    Investment Sub-Advisory Agreement between Van Kampen Asset
               Management and Morgan Stanley Investment Management
               Limited(18)
        6.5    Investment Sub-Advisory Agreement between Van Kampen Asset
               Management and Morgan Stanley Investment Management
               Company(18)
        7.1    Amended and Restated Distribution and Service Agreement(19)
        7.2    Form of Dealer Agreement(13)
        8.1    Form of Trustee Deferred Compensation Agreement(18)
        8.2    Form of Trustee Retirement Plan(18)
        9.1    Custodian Contract(13)
        9.2    Amendment dated May 24, 2001 to Custodian Contract(13)
        9.3    Amendment dated October 3, 2005 to the Custodian
               Contract(17)
       10.1    Amended and Restated Transfer Agency and Service
               Agreement(19)
       10.2    Fund Accounting Agreement(13)
       10.3    Amended and Restated Legal Services Agreement(13)
       10.4.1  Plan of Distribution for Class A Shares of the Asian Growth,
               American Value, Worldwide High Income, Emerging Markets,
               Latin American, Global Equity Allocation, International
               Magnum and Focus Equity (formerly Aggressive Equity)
               Funds(3)
       10.4.2  Plan of Distribution of the Japanese Equity, European
               Equity, Growth and Income II, Global Equity, Emerging
               Markets Debt, Mid Cap Growth, Equity Growth, Value and Tax
               Managed Global Franchise Funds(3)
       10.4.3  Amended and Restated Plan of Distribution for Class B and
               Class C Shares of the Asian Growth, American Value,
               Worldwide High Income, Emerging Markets, Latin American,
               Global Equity Allocation, International Magnum, Focus Equity
               (formerly Aggressive Equity), Global Equity, Emerging
               Markets Debt, Mid Cap Growth, Equity Growth, Value and Tax
               Managed Global Franchise Funds(3)
       10.4.4  Plan of Distribution for Class B and Class C Shares of the
               Japanese Equity, European Equity and Growth and Income II
               Funds(3)
       10.4.5 Amended and Restated Plan of Distribution for Class R Shares of the American Value Fund(18)
       10.5    Form of Amended and Restated Service Plan(18)
       10.6    Amended and Restated Multi-Class Plan(14)
       11.1    Opinion of Miles & Stockbridge P.C. Counsel(18)

       11.2    Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
       12. Opinion of Skadden, Arps, Slate, Meagher & Flom LLP supporting tax matters and consequences++
       13.     Not applicable
       14.1 Consent of independent registered public accounting firm for the Target Fund+
       14.2 Consent of independent registered public accounting firm for the Acquiring Fund+
       15.     Not applicable
       16.     Power of Attorney+
       17.1    Form of Proxy Card+

---------------

 +   Filed herewith.

++   To be filed by further amendment.

 (1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

 (4) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.

 (5) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A (File Nos. 2-12685 and 811-734), as filed with the SEC via EDGAR on April 29, 1999.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 1, 1998.

 (7) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 28, 1998.

 (8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Van Kampen Equity Trust II Registration Statement on Form N-1A (File Nos. 333-75493 and 811-9279), as filed with the SEC via EDGAR on June 4, 1999.

 (9) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1999.

(10) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on March 7, 2000.

(11) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2000.

(12) Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 26, 2001.

(13) Incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 28, 2003.

(14) Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on August 28, 2004.

(15) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2004.

(16) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 26, 2005.

(17) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2005.

(18) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 20, 2006.

(19) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 25, 2007.

ITEM 17.  UNDERTAKINGS

     (a) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (b) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (c) The undersigned registrant agrees to file, by post-effective amendment to the registration statement, an opinion of counsel supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on November 13, 2007.

                                          VAN KAMPEN SERIES FUND, INC.

                                          By:     /s/ RONALD E. ROBISON
                                            ------------------------------------
                                                     Ronald E. Robison
                                             President and Principal Executive
                                                           Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated, on November 13, 2007.

                   SIGNATURES                                            TITLE
                   ----------                                            -----
Principal Executive Officer:

             /s/ RONALD E. ROBISON*               President and Principal Executive Officer
------------------------------------------------
               Ronald E. Robison

Principal Financial Officer:

             /s/ STUART N. SCHULDT*               Chief Financial Officer and Treasurer
------------------------------------------------
               Stuart N. Schuldt

Trustees:

               /s/ DAVID C. ARCH*                 Director
------------------------------------------------
                 David C. Arch

              /s/ JERRY D. CHOATE*                Director
------------------------------------------------
                Jerry D. Choate

               /s/ ROD DAMMEYER*                  Director
------------------------------------------------
                  Rod Dammeyer

            /s/ LINDA HUTTON HEAGY*               Director
------------------------------------------------
               Linda Hutton Heagy

             /s/ R. CRAIG KENNEDY*                Director
------------------------------------------------
                R. Craig Kennedy

               /s/ HOWARD J KERR*                 Director
------------------------------------------------
                 Howard J Kerr

              /s/ JACK E. NELSON*                 Director
------------------------------------------------
                 Jack E. Nelson

             /s/ HUGO SONNENSCHEIN*               Director
------------------------------------------------
               Hugo Sonnenschein

              /s/ WAYNE W. WHALEN*                Director
------------------------------------------------
                Wayne W. Whalen

                   SIGNATURES                                            TITLE
                   ----------                                            -----

            /s/ SUZANNE H. WOOLSEY*                                    Director
------------------------------------------------
               Suzanne H. Woolsey
             * Signed by Elisa Mitchell pursuant to a power of attorney filed herewith.
               /s/ ELISA MITCHELL                                  November 13, 2007
------------------------------------------------
                 Elisa Mitchell
                Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
                          VAN KAMPEN SERIES FUND, INC.

EXHIBIT
-------
11.2      Consent of Skadden, Arps, Slate, Meagher & Flom LLP
14.1      Consent of independent registered public accounting firm for the Target Fund
14.2      Consent of independent registered public accounting firm for the Acquiring Fund
16.       Power of Attorney
17.1      Form of Proxy Card